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[BRICK WALL]
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ANNUAL REPORT SEPTEMBER 30, 2002

EATON VANCE MUNICIPALS TRUST

CALIFORNIA
FLORIDA
MASSACHUSETTS
MISSISSIPPI
NEW YORK
OHIO
RHODE ISLAND
WEST VIRGINIA

                      IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

    The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

    EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

    If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

    Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]

Thomas J. Fetter
President

Of the many variables confronting the municipal bond investor, few are as crucial to performance as maintaining good call protection. Most municipal bonds include call provisions, which outline the terms under which the bond issuer can redeem the bond prior to its stated maturity date. While these provisions increase the issuer's financial flexibility, they create an ongoing challenge for municipal bond investors.

CALL PROTECTION IS CRITICAL TO DELIVERING A CONSISTENT DIVIDEND...

Fund dividends are affected by changes in the prevailing interest rate level; thus, as rates decline, fund dividends understandably reflect those fluctuations. Call provisions permit bond issuers to refinance their outstanding debt, under specific terms and timing, in much the same way a homeowner refinances a mortgage. Not surprisingly, these calls can be disruptive for investors, who may be forced to reinvest the proceeds of a called bond at lower interest rates. Therefore, prudent investors strive to maintain adequate call protection in an effort to insulate the portfolio from these untimely disruptions and thereby provide a more predictable income stream.

AMPLE CALL PROTECTION ENHANCES THE POTENTIAL FOR CAPITAL APPRECIATION...

Price performance is another compelling reason to maintain adequate call protection. As most investors know, bond prices rise as interest rates decline. That is, bond investors will pay more for a bond as interest rates fall below the bond's existing coupon. Because it responds to declining rates, such a bond is said to have "positive convexity."

However, investors will NOT pay as much for a bond - even if rates are falling - if that bond is likely to be called. As a bond approaches the point where it is likely to be called, it tends to trade nearer its call price, usually par or a modest premium. As a result, this tends to impede the callable bond's upside performance. In effect, the callable bond has lost its positive convexity and is now said to have "negative convexity," meaning it will be significantly less responsive to declining interest rates.

CALL PROTECTION IMPROVES PERFORMANCE CHARACTERISTICS

[CHART]

Lines refer to the performance characteristics of a generic callable bond and its generic non-callable bond counterpart. As interest rates decline, bond prices rise.

*Y refers to the point where decline in interest rates makes a call increasingly likely for a callable bond and begins to impede performance.

The chart above demonstrates this relationship. Note that as interest rates decline to point Y - the point where investors start to anticipate an imminent call - the price performance of the callable bond tends to "roll-off," and thus lag that of the non-callable bond. While it is difficult to pinpoint precisely when this "roll-off" will occur, bonds with ample call protection are generally considered less susceptible to this phenomenon than bonds with waning call protection.

WE BELIEVE THAT ATTENTION TO CALL PROTECTION IS A MAJOR ADVANTAGE OF MUNICIPAL BOND MUTUAL FUNDS...

While call features can have a profound influence on income and price performance, these nuances may be overlooked by the individual investor, a fact that can put the individual at a serious disadvantage. At Eaton Vance, call provisions remain a prime strategic consideration for our fund managers and analysts. We monitor our portfolios and individual bonds and make periodic adjustments to update call protection, as necessary. Together with diversification, in-depth research and professional management, we believe that continuously updated call protection represents yet another major advantage for the mutual fund investor.

Sincerely,

/s/ Thomas J. Fetter

Thomas J. Fetter
President
November 12, 2002

Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yields will vary.

MARKET RECAP

The U.S. economy continued to struggle in 2002, amid uncertainties over the direction of the financial markets and a volatile geopolitical climate. While consumer spending has been surprisingly strong, companies have remained reluctant to resume capital spending, especially in the key technology sector. In addition, issues of corporate governance and malfeasance have remained major concerns for many Americans. Finally, the possibility of military conflict looming in the Mideast has cast an uneasy pall over the financial markets.

CONSUMER SPENDING HAS KEPT THE LUKEWARM U.S. ECONOMY AFLOAT ...

Consumers have taken advantage of historically low interest rates and kept the economy afloat. Sales incentives have spurred some industrial sectors, such as autos, and helped reduce inventories, while dramatically lower interest rates have invigorated the housing sector. Those key sectors have likely helped the economy avert a "double-dip" recession. However, even the prodigious buying power of the U.S. consumer has its limits. The nation's Gross Domestic Product registered a meager 1.3% growth rate in the second quarter of 2002, suggesting that, while the nation has climbed out of recession, a full-scale recovery remains elusive. In order to mount a sustainable recovery, businesses - which had dramatically cut costs to weather the recession - must sharply increase their capital spending from current levels. Such an increase would lead to increased capacity, spurring new investment and job creation.

IN RESPONSE TO A WEAK ECONOMY, THE FEDERAL RESERVE HAS ONCE AGAIN TURNED ACCOMMODATIVE ...

The Federal Reserve, which earlier in the year had suggested that it was poised to raise rates, has recently indicated a more accommodative bias. That shift - together with the continued lack of inflationary pressures - has contributed to a favorable climate for the bond market, whose prices move in the opposite direction of interest rates. For example, 5-year Treasury bond yields were at 4.80% on March 31, 2002. With increasing signs that the economy was not strengthening as expected, 5-year yields fell to 2.56% by late September. Against that backdrop, the Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of intermediate-maturity municipal bonds - posted an impressive 8.58% total return for the six months ended September 30, 2002.*

Interestingly, with investors once again demonstrating their tendency to flee risk in an uncertain climate, municipal bonds have been the leading asset class in 2002, outpacing government bonds, investment-grade corporate bonds, high-yield bonds and the equity markets, the latter registering sharp declines for the third consecutive year.

AMID CONTINUING ECONOMIC CONCERNS, WE BELIEVE THE OUTLOOK FOR BONDS IS FAVORABLE...

Given the dampened expectations for economic growth in the coming year, we believe that the outlook for bonds is fairly constructive. In addition to moderate inflation and lower interest rates, the municipal market is likely to be buoyed by the failure to enact permanent tax cut proposals. Finally, municipal bonds remain a favored investment vehicle for investors seeking quality in troubled times. Thus, while the markets still face many uncertainties, the municipal market remains a relatively safe harbor for many investors. We are confident that municipal bonds can play a valuable role in the portfolios of quality- and tax-conscious investors.

[CHART]

MUNICIPAL BOND YIELDS SURPASSED TREASURY YIELDS

30-YEAR AAA-RATED GENERAL
OBLIGATION (GO) BONDS*                 4.82%

TAXABLE EQUIVALENT YIELD
IN 38.6% TAX BRACKET                   7.85%

30-YEAR TREASURY BOND                  4.67%

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT.

*GO YIELDS ARE A COMPILATION OF A REPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS AND ARE NOT NECESSARILY REPRESENTATIVE OF THE FUNDS' YIELD. STATISTICS AS OF SEPTEMBER 30, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
SOURCE: BLOOMBERG, L.P.

*It is not possible to invest directly in an index.

EATON VANCE CALIFORNIA MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]

Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- While California has seen isolated signs of recovery, the pace of job creation has been disappointing. Trade, personal services and government have been the prime generators of new employment, while technology companies remained reluctant to hire without signs of a sustained recovery. California's jobless rate was 6.2% in September 2002, up from 5.7% a year ago.

- Escrowed/prerefunded bonds represented the Portfolio's largest investment as of September 30. Because the bonds are pre-refunded to maturity and backed by Treasury bonds, they are considered high quality, while, historically, they have provided above-average income.

- The Portfolio found good income opportunities among lease revenue bonds, its second-largest sector weighting at September 30. Lease revenue bonds are a financing tool used to fund the purchase of equipment and facilities and have been critical to the financing of utilities and transportation projects in recent years.

RATING DISTRIBUTION+

[CHART]

AAA                               58.6%
AA                                14.8%
A                                  7.6%
BBB                                2.8%
NON-RATED                         16.2%

+ May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2002, the Fund's Class A and Class B shares had total returns of 8.61% and 8.30%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $11.25 on September 30, 2002 from $10.88 on September 30, 2001, and the reinvestment of $0.530 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.40 from $10.05, and the reinvestment of $0.453 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2002, the distribution rates were 4.71% for Class A and 4.38% for Class B.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.46% and 7.86%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at September 30, 2002, were 3.94% and 3.77%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.07% and 6.77%, respectively.(4)

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE CALIFORNIA MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

SEPTEMBER 30, 1992 - SEPTEMBER 30, 2002

                 EATON VANCE CALIFORNIA          LEHMAN BROTHERS
                   MUNICIPALS FUND,              MUNICIPAL BOND
          DATE         CLASS B                        INDEX
----------------------------------------------------------------
        9/30/92         10000                             10000
       10/31/92       9722.89                           9901.55
       11/30/92        9967.8                          10079.01
       12/31/92       10117.1                          10181.92
        1/31/93       10242.3                          10300.43
        2/28/93       10677.5                          10672.87
        3/31/93       10519.4                          10560.09
        4/30/93       10634.5                           10666.5
        5/31/93       10668.9                          10726.39
        6/30/93       10823.2                          10905.76
        7/31/93       10801.1                          10919.78
        8/31/93       11077.8                          11147.25
        9/30/93       11191.9                          11274.37
       10/31/93       11189.1                          11296.04
       11/30/93       11059.6                          11196.32
       12/31/93       11275.5                          11432.71
        1/31/94       11396.7                          11563.34
        2/28/94       11093.6                          11263.86
        3/31/94       10576.9                          10805.08
        4/30/94       10573.2                          10896.84
        5/31/94       10625.8                          10991.14
        6/30/94       10518.3                          10923.92
        7/31/94       10704.2                          11124.32
        8/31/94       10745.9                          11162.86
        9/30/94       10582.8                          10999.11
       10/31/94       10340.2                          10803.81
       11/30/94       10069.8                          10608.19
       12/31/94       10250.6                          10841.72
        1/31/95       10617.4                          11151.71
        2/28/95       10970.8                          11476.04
        3/31/95       11097.7                          11607.94
        4/30/95       11077.6                          11621.64
        5/31/95       11444.4                          11992.48
        6/30/95       11217.7                          11887.66
        7/31/95       11280.3                          12000.13
        8/31/95         11364                          12152.41
        9/30/95       11460.6                           12229.2
       10/31/95       11704.3                          12406.97
       11/30/95       11972.3                           12613.1
       12/31/95         12143                          12734.17
        1/31/96       12180.3                          12830.38
        2/29/96       12067.7                          12743.72
        3/31/96       11853.5                          12580.92
        4/30/96         11791                          12545.24
        5/31/96         11789                          12540.46
        6/30/96       11892.7                          12677.14
        7/31/96       12026.7                          12791.83
        8/31/96       12025.1                          12788.96
        9/30/96       12204.4                          12967.69
       10/31/96       12302.9                          13114.25
       11/30/96       12546.6                          13354.47
       12/31/96       12468.6                          13298.08
        1/31/97       12518.4                          13323.24
        2/28/97       12665.2                          13445.58
        3/31/97       12473.8                          13266.22
        4/30/97       12600.1                          13377.41
        5/31/97       12780.9                          13578.76
        6/30/97       12952.1                           13723.4
        7/31/97       13371.9                          14103.48
        8/31/97       13197.1                          13971.26
        9/30/97       13422.3                          14136.93
       10/31/97       13485.7                          14228.05
       11/30/97       13581.1                          14311.84
       12/31/97       13817.1                          14520.52
        1/31/98       13949.8                          14670.26
        2/28/98       13950.3                          14674.72
        3/31/98       13954.8                          14687.78
        4/30/98       13813.2                          14621.51
        5/31/98         14057                          14852.81
        6/30/98       14081.8                          14911.43
        7/31/98       14091.4                          14948.71
        8/31/98       14399.3                          15179.69
        9/30/98       14603.4                          15368.93
       10/31/98       14497.9                          15368.61
       11/30/98       14550.5                          15422.45
       12/31/98       14555.5                          15461.32
        1/31/99         14706                          15645.15
        2/28/99       14616.4                          15576.97
        3/31/99       14646.6                          15598.32
        4/30/99       14668.7                          15637.19
        5/31/99       14554.5                          15546.71
        6/30/99       14233.4                          15323.05
        7/31/99       14232.8                          15378.81
        8/31/99       14005.1                          15255.51
        9/30/99       13946.9                          15261.88
       10/31/99       13595.3                          15096.53
       11/30/99       13714.8                           15257.1
       12/31/99       13566.8                          15143.37
        1/31/00       13411.7                          15077.42
        2/29/00       13661.9                          15252.64
        3/31/00       13975.7                          15585.89
        4/30/00       13800.6                          15493.82
        5/31/00       13690.8                          15413.22
        6/30/00       14193.2                          15821.65
        7/31/00       14470.9                           16041.8
        8/31/00       14820.5                          16289.03
        9/30/00       14651.7                          16204.28
       10/31/00       14900.3                           16381.1
       11/30/00       14992.6                          16505.03
       12/31/00       15521.3                          16912.83
        1/31/01       15539.2                          17080.41
        2/28/01       15569.6                          17134.57
        3/31/01       15690.6                          17288.14
        4/30/01       15263.6                           17100.8
        5/31/01         15496                          17284.95
        6/30/01       15605.2                           17400.6
        7/31/01       15891.7                          17658.34
        8/31/01       16386.6                          17949.22
        9/30/01       16276.8                             17889
       10/31/01       16444.8                          18092.58
       11/30/01       16246.5                          17949.53
       12/31/01       16002.2                          17779.72
        1/31/02       16224.7                          18088.12
        2/28/02       16485.9                          18306.04
        3/31/02         15982                           17947.3
        4/30/02       16278.1                          18298.08
        5/31/02       16424.1                          18409.26
        6/30/02       16559.5                          18603.93
        7/31/02       16768.7                          18843.19
        8/31/02       17069.3                          19069.71
        9/30/02       17626.8                          19487.38

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. FOR FEDERAL INCOME TAX PURPOSES, 99.13% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED SEPTEMBER 30, 2002 WAS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.


FUND INFORMATION
AS OF SEPTEMBER 30, 2002

PERFORMANCE(6)                  CLASS A  CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
ONE YEAR                           8.61%    8.30%
FIVE YEARS                         5.98     5.60
TEN YEARS                          N.A.     5.83
LIFE OF FUND+                      7.09     6.34

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------

ONE YEAR                           3.48%    3.30%
FIVE YEARS                         4.96     5.28
TEN YEARS                          N.A.     5.83
LIFE OF FUND+                      6.47     6.34

+ INCEPTION DATE: CLASS A: 5/27/94; CLASS B: 12/19/85


(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV).(4) Taxable-equivalent rates assume maximum 44.31% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.(6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

* Source: Towers Data Systems, Bethesda, MD. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 5/27/94 at net asset value would have grown to $17,721 on 9/30/02; $16,877, including the 4.75% maximum sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE FLORIDA MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]

Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- Florida's tourism sector regained some momentum in the wake of last year's post-September 11 travel concerns. Residential construction was robust, although commercial activity remained weak in response to lower business investment and expansion plans. Florida's jobless rate was 5.3% in September 2002, up from 5.0% a year ago.

- Insured transportation bonds* were the Portfolio's largest sector weighting and included issues from the Dade County Aviation Facilities and the Florida Turnpike Authority. Management supplemented these bonds with those of non-traditional issuers, such as Puerto Rico. Dividends from Puerto Rico bonds are also tax-exempt in Florida. These issues can provide sound investments at reasonable price levels.

- The Portfolio made structural changes to adjust to shifting market conditions. Management maintained a well-diversified coupon allocation, balancing higher-income issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

RATING DISTRIBUTION+

[CHART]

AAA                               67.9%
AA                                 8.2%
A                                  6.2%
BBB                                3.3%
NON-RATED                         14.4%

+ May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2002, the Fund's Class A and Class B shares had total returns of 8.38% and 7.56%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.94 on September 30, 2002 from $10.63 on September 30, 2001, and the reinvestment of $0.549 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $11.22 from $10.90, and the reinvestment of $0.477 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2002, the distribution rates were 5.02% for Class A and 4.28% for Class B.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.18% and 6.97%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at September 30, 2002, were 4.28% and 3.76%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.97% and 6.12%, respectively.(4)

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE FLORIDA MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

SEPTEMBER 30, 1992 - SEPTEMBER 30, 2002

                 EATON VANCE FLORIDA            LEHMAN BROTHERS
                   MUNICIPALS FUND,              MUNICIPAL BOND
          DATE         CLASS B                        INDEX
------------------------------------------------------------------
        9/30/02         10000                            10,000
       10/31/92       9755.45                             9,902
       11/30/92       10120.6                            10,079
       12/31/92       10265.7                            10,182
        1/31/93       10364.9                            10,300
        2/28/93       10874.4                            10,673
        3/31/93       10672.7                            10,560
        4/30/93         10820                            10,667
        5/31/93       10892.9                            10,726
        6/30/93       11086.6                            10,906
        7/31/93       11078.5                            10,920
        8/31/93       11337.3                            11,147
        9/30/93       11484.7                            11,274
       10/31/93       11494.2                            11,296
       11/30/93       11288.2                            11,196
       12/31/93       11585.9                            11,433
        1/31/94         11741                            11,563
        2/28/94       11343.4                            11,264
        3/31/94       10729.2                            10,805
        4/30/94       10780.7                            10,897
        5/31/94       10843.3                            10,991
        6/30/94       10748.1                            10,924
        7/31/94       10964.1                            11,124
        8/31/94       10965.1                            11,163
        9/30/94       10756.5                            10,999
       10/31/94       10463.9                            10,804
       11/30/94       10208.8                            10,608
       12/31/94       10540.4                            10,842
        1/31/95       10908.8                            11,152
        2/28/95       11318.2                            11,476
        3/31/95       11404.4                            11,608
        4/30/95       11411.5                            11,622
        5/31/95       11714.7                            11,992
        6/30/95         11502                            11,888
        7/31/95       11573.3                            12,000
        8/31/95       11674.6                            12,152
        9/30/95       11821.3                            12,229
       10/31/95         12035                            12,407
       11/30/95         12315                            12,613
       12/31/95       12484.8                            12,734
        1/31/96       12534.1                            12,830
        2/29/96       12357.9                            12,744
        3/31/96         12157                            12,581
        4/30/96       12115.9                            12,545
        5/31/96       12072.7                            12,540
        6/30/96       12193.4                            12,677
        7/31/96         12341                            12,792
        8/31/96       12274.6                            12,789
        9/30/96       12463.6                            12,968
       10/31/96       12544.7                            13,114
       11/30/96       12745.8                            13,354
       12/31/96       12679.3                            13,298
        1/31/97       12681.2                            13,323
        2/28/97       12771.3                            13,446
        3/31/97       12567.3                            13,266
        4/30/97       12626.8                            13,377
        5/31/97       12747.3                            13,579
        6/30/97         12919                            13,723
        7/31/97       13290.9                            14,103
        8/31/97       13075.8                            13,971
        9/30/97       13198.1                            14,137
       10/31/97       13331.7                            14,228
       11/30/97       13421.7                            14,312
       12/31/97       13650.3                            14,521
        1/31/98         13835                            14,670
        2/28/98       13839.4                            14,675
        3/31/98       13857.8                            14,688
        4/30/98       13743.9                            14,622
        5/31/98       14002.7                            14,853
        6/30/98       14051.6                            14,911
        7/31/98       14061.9                            14,949
        8/31/98       14278.2                            15,180
        9/30/98       14425.9                            15,369
       10/31/98       14359.3                            15,369
       11/30/98         14410                            15,422
       12/31/98       14392.1                            15,461
        1/31/99         14531                            15,645
        2/28/99       14466.7                            15,577
        3/31/99       14419.9                            15,598
        4/30/99       14456.6                            15,637
        5/31/99       14365.9                            15,547
        6/30/99       14140.2                            15,323
        7/31/99       14084.2                            15,379
        8/31/99         13823                            15,256
        9/30/99       13727.6                            15,262
       10/31/99       13500.2                            15,097
       11/30/99       13617.5                            15,257
       12/31/99       13473.6                            15,143
        1/31/00         13316                            15,077
        2/29/00       13540.3                            15,253
        3/31/00       13876.2                            15,586
        4/30/00       13769.3                            15,494
        5/31/00       13613.9                            15,413
        6/30/00       13999.1                            15,822
        7/31/00         14222                            16,042
        8/31/00       14454.5                            16,289
        9/30/00       14329.3                            16,204
       10/31/00       14511.4                            16,381
       11/30/00       14622.4                            16,505
       12/31/00         15057                            16,913
        1/31/01         15101                            17,080
        2/28/01       15156.4                            17,135
        3/31/01         15322                            17,288
        4/30/01       15151.4                            17,101
        5/31/01       15347.1                            17,285
        6/30/01         15475                            17,401
        7/31/01       15748.3                            17,658
        8/31/01       16006.1                            17,949
        9/30/01       15894.8                            17,889
       10/31/01       16048.7                            18,093
       11/30/01       15902.9                            17,950
       12/31/01       15744.9                            17,780
        1/31/02       15977.5                            18,088
        2/28/02       16186.1                            18,306
        3/31/02       15839.6                            17,947
        4/30/02       16094.2                            18,298
        5/31/02       16183.7                            18,409
        6/30/02       16338.9                            18,604
        7/31/02         16530                            18,843
        8/31/02       16727.7                            19,070
        9/30/02       17095.7                            19,487

* Private insurance does not remove the interest rate risks associated with these investments.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. FOR FEDERAL INCOME TAX PURPOSES, 99.62% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED SEPTEMBER 30, 2002 WAS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

FUND INFORMATION
AS OF SEPTEMBER 30, 2002


PERFORMANCE(6)                  CLASS A   CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
ONE YEAR                           8.38%     7.56%
FIVE YEARS                         6.12      5.31
TEN YEARS                          N.A.      5.51
LIFE OF FUND+                      6.78      6.49

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
ONE YEAR                           3.23%     2.56%
FIVE YEARS                         5.09      4.98
TEN YEARS                          N.A.      5.51
LIFE OF FUND+                      6.17      6.49

+ INCEPTION DATE: CLASS A: 4/5/94; CLASS B: 8/28/90



(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state intangibles tax.
    (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 38.60% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

** Source: Towers Data Systems, Bethesda, MD. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 4/5/94 at net asset value would have grown to $17,450 on 9/30/02; $16,620, including the 4.75% maximum sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE MASSACHUSETTS MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]

Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- The Massachusetts economy suffered job losses in the manufacturing, technology and financial services sectors in the past year. Lower capital spending has impacted technology-related companies, while a slumping stock market has hit the financial services sector. The September 2002 jobless rate was 5.2%, up from 4.0% a year ago, but below the national rate of 5.7%.

- Escrowed bonds constituted the Portfolio's largest sector weighting at September 30. Backed by Treasury bonds, escrowed bonds are viewed as high quality because they carry no credit risk, and many are non-callable. Hospital and insured hospital bonds* constituted a large investment for the Portfolio. With the industry facing new reimbursement rules and intense competition, we continued to focus on institutions we believe have sound financial structures, good management and a favorable demographic base.

- Education and insured education bonds* were another significant weighting. The Portfolio's investments included Boston University and Harvard University. Typically, these schools enjoy strong applicant demand and are more insulated from an economic slowdown


RATING DISTRIBUTION+

[CHART]

AAA                               48.2%
AA                                26.1%
A                                  9.7%
BBB                               12.3%
NON-RATED                          3.7%

+ May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2002, the Fund's Class A, Class B, and Class I shares had total returns of 8.48%, 7.61%, and 8.55%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.85 on September 30, 2002 from $9.55 on September 30, 2001, and the reinvestment of $0.481 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.99 from $10.66, and the reinvestment of $0.455 per share in tax-free income.(2) For Class I, this return resulted from an increase in NAV to $10.17 from $9.87, and the reinvestment of $0.512 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2002, the distribution rates were 4.88% for Class A, 4.19% for Class B, and 5.06% for Class I.(3) The distribution rates of Class A, Class B, and Class I are equivalent to taxable rates of 8.39%, 7.21%, and 8.70%, respectively.(4)

- The SEC 30-day yields for Class A, Class B, and Class I shares at September 30, 2002, were 4.32%, 3.80%, and 4.75%, respectively.(5) The SEC 30-day yields of Class A, Class B, and Class I are equivalent to taxable yields of 7.43%, 6.53%, and 8.17%, respectively.(4)

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MASSACHUSETTS MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

SEPTEMBER 30, 1992 - SEPTEMBER 30, 2002


                   EATON VANCE MASSACHUSETTS              LEHMAN BROTHERS
                        MUNICIPAL FUND,                    MUNICIPAL BOND
           DATE            CLASS B                             INDEX
-------------------------------------------------------------------------
         9/30/02         10,000                                   10,000
        10/31/92          9,766                                    9,902
        11/30/92         10,046                                   10,079
        12/31/92         10,160                                   10,182
         1/31/93         10,269                                   10,300
         2/28/93         10,682                                   10,673
         3/31/93         10,543                                   10,560
         4/30/93         10,682                                   10,667
         5/31/93         10,746                                   10,726
         6/30/93         10,913                                   10,906
         7/31/93         10,894                                   10,920
         8/31/93         11,137                                   11,147
         9/30/93         11,267                                   11,274
        10/31/93         11,277                                   11,296
        11/30/93         11,147                                   11,196
        12/31/93         11,384                                   11,433
         1/31/94         11,500                                   11,563
         2/28/94         11,219                                   11,264
         3/31/94         10,646                                   10,805
         4/30/94         10,615                                   10,897
         5/31/94         10,709                                   10,991
         6/30/94         10,612                                   10,924
         7/31/94         10,800                                   11,124
         8/31/94         10,842                                   11,163
         9/30/94         10,640                                   10,999
        10/31/94         10,364                                   10,804
        11/30/94         10,039                                   10,608
        12/31/94         10,344                                   10,842
         1/31/95         10,729                                   11,152
         2/28/95         11,069                                   11,476
         3/31/95         11,167                                   11,608
         4/30/95         11,152                                   11,622
         5/31/95         11,449                                   11,992
         6/30/95         11,243                                   11,888
         7/31/95         11,304                                   12,000
         8/31/95         11,451                                   12,152
         9/30/95         11,532                                   12,229
        10/31/95         11,737                                   12,407
        11/30/95         11,975                                   12,613
        12/31/95         12,136                                   12,734
         1/31/96         12,162                                   12,830
         2/29/96         12,015                                   12,744
         3/31/96         11,843                                   12,581
         4/30/96         11,812                                   12,545
         5/31/96         11,824                                   12,540
         6/30/96         11,934                                   12,677
         7/31/96         12,024                                   12,792
         8/31/96         12,002                                   12,789
         9/30/96         12,170                                   12,968
        10/31/96         12,239                                   13,114
        11/30/96         12,454                                   13,354
        12/31/96         12,385                                   13,298
         1/31/97         12,409                                   13,323
         2/28/97         12,512                                   13,446
         3/31/97         12,350                                   13,266
         4/30/97         12,458                                   13,377
         5/31/97         12,627                                   13,579
         6/30/97         12,776                                   13,723
         7/31/97         13,153                                   14,103
         8/31/97         13,019                                   13,971
         9/30/97         13,193                                   14,137
        10/31/97         13,280                                   14,228
        11/30/97         13,359                                   14,312
        12/31/97         13,580                                   14,521
         1/31/98         13,706                                   14,670
         2/28/98         13,748                                   14,675
         3/31/98         13,743                                   14,688
         4/30/98         13,628                                   14,622
         5/31/98         13,844                                   14,853
         6/30/98         13,883                                   14,911
         7/31/98         13,896                                   14,949
         8/31/98         14,119                                   15,180
         9/30/98         14,285                                   15,369
        10/31/98         14,231                                   15,369
        11/30/98         14,285                                   15,422
        12/31/98         14,294                                   15,461
         1/31/99         14,437                                   15,645
         2/28/99         14,321                                   15,577
         3/31/99         14,313                                   15,598
         4/30/99         14,339                                   15,637
         5/31/99         14,221                                   15,547
         6/30/99         14,003                                   15,323
         7/31/99         13,987                                   15,379
         8/31/99         13,733                                   15,256
         9/30/99         13,650                                   15,262
        10/31/99         13,417                                   15,097
        11/30/99         13,497                                   15,257
        12/31/99         13,317                                   15,143
         1/31/00         13,170                                   15,077
         2/29/00         13,369                                   15,253
         3/31/00         13,722                                   15,586
         4/30/00         13,600                                   15,494
         5/31/00         13,455                                   15,413
         6/30/00         13,829                                   15,822
         7/31/00         14,067                                   16,042
         8/31/00         14,314                                   16,289
         9/30/00         14,186                                   16,204
        10/31/00         14,382                                   16,381
        11/30/00         14,479                                   16,505
        12/31/00         14,974                                   16,913
         1/31/01         15,031                                   17,080
         2/28/01         15,071                                   17,135
         3/31/01         15,236                                   17,288
         4/30/01         14,933                                   17,101
         5/31/01         15,175                                   17,285
         6/30/01         15,304                                   17,401
         7/31/01         15,581                                   17,658
         8/31/01         15,841                                   17,949
         9/30/01         15,727                                   17,889
        10/31/01         15,865                                   18,093
        11/30/01         15,715                                   17,950
        12/31/01         15,537                                   17,780
         1/31/02         15,724                                   18,088
         2/28/02         15,962                                   18,306
         3/31/02         15,609                                   17,947
         4/30/02         15,878                                   18,298
         5/31/02         15,981                                   18,409
         6/30/02         16,135                                   18,604
         7/31/02         16,341                                   18,843
         8/31/02         16,493                                   19,070
         9/30/02         16,923                                   19,487


* Private insurance does not remove the interest rate risks associated with these investments.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. FOR FEDERAL INCOME TAX PURPOSES, 99.45% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED SEPTEMBER 30, 2002 WAS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

FUND INFORMATION
AS OF SEPTEMBER 30, 2002


PERFORMANCE(6)                  CLASS A   CLASS B   CLASS I
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
ONE YEAR                           8.48%     7.61%     8.55%
FIVE YEARS                         5.93      5.11      6.09
TEN YEARS                          N.A.      5.40      N.A.
LIFE OF FUND+                      5.32      6.13      5.82

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
ONE YEAR                           3.29%     2.61%     8.55%
FIVE YEARS                         4.91      4.78      6.09
TEN YEARS                          N.A.      5.40      N.A.
LIFE OF FUND+                      4.74      6.13      5.82

+  INCEPTION DATE: CLASS A: 12/7/93; CLASS B: 4/18/91; CLASS I: 6/17/93

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 41.85% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

** Source: Towers Data Systems, Bethesda, MD. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $15,802 on 9/30/02; $15,049, including the 4.75% maximum sales charge. An investment in Class I shares on 6/17/93 at net asset value would have grown to $16,912 on 9/30/02. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE MISSISSIPPI MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]

Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- Economic activity in Mississippi remained somewhat sluggish, with businesses slow to hire in an uncertain climate. The state's September 2002 jobless rate was 5.9%, slightly higher than the national rate. Job losses were highest in mining and in the financial, insurance, and real estate sectors.

- Escrowed bonds were a major commitment for the Portfolio. Pre-refunded and backed by Treasury bonds, escrowed issues generally provide above-average coupons when compared to other municipal sectors, are deemed high quality and are especially valued by investors in a weak credit environment.

- The Portfolio maintained a selective exposure to hospital and insured hospital bonds,* with an emphasis on well-positioned facilities such as Gulfport Memorial Hospital, a multi-specialty, 400-bed facility in Harrison County. The Portfolio continued to focus on institutions we believe have sound financial structures, good management and a favorable demographic base.

RATING DISTRIBUTION+

[CHART]

AAA                               67.3%
AA                                 6.8%
A                                  9.4%
BBB                               13.6%
NON-RATED                          2.9%

+ May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2002, the Fund's Class A and Class B shares had total returns of 7.64% and 6.75%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.00 on September 30, 2002 from $9.75 on September 30, 2001, and the reinvestment of $0.470 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.22 from $9.97, and the reinvestment of $0.404 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2002, the distribution rates were 4.70% for Class A and 3.97% for Class B.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.06% and 6.81%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at September 30, 2002 were 3.74% and 3.18%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.41% and 5.45%, respectively.(4)

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MISSISSIPPI MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

JUNE 30, 1993 - SEPTEMBER 30, 2002


                 EATON VANCE MISSISSIPPI          LEHMAN BROTHERS
                     MUNICIPAL FUND,               MUNICIPAL BOND
         DATE           CLASS B                        INDEX
-----------------------------------------------------------------
        6/30/93         10000                             10000
        7/31/93          9950                          10012.85
        8/31/93       10249.1                          10221.44
        9/30/93       10385.3                             10338
       10/31/93       10369.4                          10357.86
       11/30/93       10243.6                          10266.43
       12/31/93         10522                          10483.19
        1/31/94       10643.9                          10602.96
        2/28/94       10294.8                          10328.36
        3/31/94        9640.3                           9907.69
        4/30/94       9717.09                           9991.82
        5/31/94       9815.68                          10078.29
        6/30/94       9732.69                          10016.65
        7/31/94       9925.33                           10200.4
        8/31/94       9918.95                          10235.75
        9/30/94       9741.35                          10085.59
       10/31/94       9499.64                           9906.52
       11/30/94       9253.72                           9727.15
       12/31/94       9477.45                           9941.28
        1/31/95       9835.48                          10225.53
        2/28/95       10213.9                          10522.92
        3/31/95       10295.6                          10643.86
        4/30/95       10273.7                          10656.42
        5/31/95       10576.7                          10996.47
        6/30/95       10408.4                          10900.35
        7/31/95       10474.1                          11003.48
        8/31/95         10593                          11143.12
        9/30/95       10657.6                          11213.52
       10/31/95       10857.5                          11376.53
       11/30/95       11102.6                          11565.54
       12/31/95       11235.1                          11676.55
        1/31/96         11290                          11764.77
        2/29/96       11149.7                          11685.31
        3/31/96       10949.9                          11536.03
        4/30/96       10912.9                          11503.32
        5/31/96       10931.8                          11498.93
        6/30/96       11047.5                          11624.26
        7/31/96       11144.9                          11729.43
        8/31/96       11140.8                           11726.8
        9/30/96       11314.6                          11890.68
       10/31/96       11402.5                          12025.06
       11/30/96       11588.3                          12245.33
       12/31/96       11537.4                          12193.63
        1/31/97       11616.2                           12216.7
        2/28/97       11736.2                          12328.88
        3/31/97       11582.5                          12164.41
        4/30/97       11660.6                          12266.37
        5/31/97       11824.8                          12450.99
        6/30/97       11955.8                          12583.62
        7/31/97       12278.6                          12932.14
        8/31/97       12177.2                           12810.9
        9/30/97       12270.7                          12962.81
       10/31/97       12326.3                          13046.36
       11/30/97       12386.3                          13123.19
       12/31/97       12588.2                          13314.54
        1/31/98       12707.5                          13451.84
        2/28/98       12705.4                          13455.93
        3/31/98       12719.8                          13467.91
        4/30/98       12637.8                          13407.15
        5/31/98       12833.5                          13619.23
        6/30/98       12841.1                          13672.99
        7/31/98       12860.1                          13707.17
        8/31/98       13049.8                          13918.96
        9/30/98       13221.5                          14092.49
       10/31/98       13163.6                           14092.2
       11/30/98         13199                          14141.57
       12/31/98       13229.6                          14177.21
        1/31/99       13367.5                          14345.77
        2/28/99         13285                          14283.25
        3/31/99       13246.2                          14302.82
        4/30/99       13291.8                          14338.47
        5/31/99       13220.9                           14255.5
        6/30/99       12986.7                          14050.42
        7/31/99       13004.7                          14101.55
        8/31/99       12840.2                          13988.49
        9/30/99       12791.8                          13994.33
       10/31/99       12622.7                          13842.72
       11/30/99       12696.2                          13989.95
       12/31/99       12566.1                          13885.66
        1/31/00       12468.8                          13825.19
        2/29/00         12634                          13985.86
        3/31/00       12883.2                          14291.43
        4/30/00       12810.3                          14207.01
        5/31/00       12702.7                           14133.1
        6/30/00       12998.9                          14507.61
        7/31/00         13187                          14709.47
        8/31/00       13412.9                          14936.17
        9/30/00       13321.8                          14858.46
       10/31/00       13468.6                           15020.6
       11/30/00         13516                          15134.24
       12/31/00         13803                          15508.17
        1/31/01       13881.9                          15661.83
        2/28/01       13943.9                          15711.49
        3/31/01       14074.2                           15852.3
        4/30/01       13925.5                          15680.52
        5/31/01       14043.9                          15849.38
        6/30/01       14151.5                          15955.42
        7/31/01       14346.6                          16191.76
        8/31/01       14598.5                          16458.47
        9/30/01       14537.3                          16403.26
       10/31/01         14654                          16589.93
       11/30/01         14543                          16458.77
       12/31/01       14419.5                          16303.06
        1/31/02       14584.5                          16585.84
        2/28/02       14753.9                          16785.66
        3/31/02       14503.3                          16456.72
        4/30/02       14718.3                          16778.36
        5/31/02       14813.4                          16880.31
        6/30/02       14943.2                          17058.81
        7/31/02       15110.3                           17278.2
        8/31/02       15237.7                           17485.9
        9/30/02       15518.7                          17868.89

* Private insurance does not remove the interest rate risks associated with these investments.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. FOR FEDERAL INCOME TAX PURPOSES, 99.73% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED SEPTEMBER 30, 2002 WAS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

FUND INFORMATION
AS OF SEPTEMBER 30, 2002


PERFORMANCE(6)                       CLASS A      CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
ONE YEAR                                7.64%        6.75%
FIVE YEARS                              5.62         4.81
LIFE OF FUND+                           5.12         4.83

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
ONE YEAR                                2.49%        1.75%
FIVE YEARS                              4.59         4.48
LIFE OF FUND+                           4.54         4.83

+ INCEPTION DATE: CLASS A: 12/7/93; CLASS B: 6/11/93


(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 41.67% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

** Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/11/93. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $15,528 on 9/30/02; $14,788, including the 4.75% maximum sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE NEW YORK MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER]

Thomas J. Fetter
Portfolio Manager

MANAGEMENT UPDATE

- New York's economy continued to recover from the events of September 11, although job creation advanced at a slower rate than in recent years. While manufacturing and technology contracted, the construction sector showed surprising resilience. The state's September 2002 jobless rate was 5.8%, up from 5.2% a year ago.

- The Portfolio's largest sector representation was education bonds, particularly those issued by the New York State Dormitory Authority, among the state's largest issuers and one of the largest financing mechanisms for educational and health care facilities in the U.S. Among the Portfolio's holdings were bonds issued to finance projects at City University and Cornell University.

- Special tax revenue bonds provided an attractive income stream. These issues provide New York state communities additional flexibility in financing a wide variety of public initiatives, including utilities, water and sewer projects and transportation projects.

RATING DISTRIBUTION+

[CHART]

AAA                               18.7%
AA                                50.2%
A                                 14.6%
BBB                                3.8%
B                                  0.5%
NON-RATED                         12.2%

+ May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2002, the Fund's Class A and Class B shares had total returns of 9.49% and 8.70%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $11.07 on September 30, 2002 from $10.61 on September 30, 2001, and the reinvestment of $0.513 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $11.95 from $11.45, and the reinvestment of $0.468 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2002, the distribution rates were 4.67% for Class A and 3.97% for Class B.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.17% and 6.94%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at September 30, 2002, were 4.18% and 3.64%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.31% and 6.36%, respectively.(4)

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NEW YORK MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

SEPTEMBER 30, 1992 - SEPTEMBER 30, 2002

                   EATON VANCE NEW YORK          LEHMAN BROTHERS
                    MUNICIPALS FUND,              MUNICIPAL BOND
         DATE           CLASS B                        INDEX
----------------------------------------------------------------
        9/30/92         10000                            10,000
       10/31/92       9759.37                             9,902
       11/30/92       10085.2                            10,079
       12/31/92         10220                            10,182
        1/31/93       10355.7                            10,300
        2/28/93       10838.5                            10,673
        3/31/93       10678.8                            10,560
        4/30/93       10805.3                            10,667
        5/31/93       10896.6                            10,726
        6/30/93       11078.1                            10,906
        7/31/93       11080.6                            10,920
        8/31/93       11325.9                            11,147
        9/30/93         11453                            11,274
       10/31/93       11463.9                            11,296
       11/30/93       11311.7                            11,196
       12/31/93       11602.8                            11,433
        1/31/94         11708                            11,563
        2/28/94       11357.1                            11,264
        3/31/94       10772.5                            10,805
        4/30/94         10815                            10,897
        5/31/94         10929                            10,991
        6/30/94       10806.2                            10,924
        7/31/94       11000.8                            11,124
        8/31/94       11054.7                            11,163
        9/30/94       10809.2                            10,999
       10/31/94       10522.2                            10,804
       11/30/94       10157.2                            10,608
       12/31/94       10517.6                            10,842
        1/31/95       10872.5                            11,152
        2/28/95       11257.3                            11,476
        3/31/95       11375.6                            11,608
        4/30/95       11373.5                            11,622
        5/31/95       11706.6                            11,992
        6/30/95       11508.8                            11,888
        7/31/95       11602.5                            12,000
        8/31/95       11747.5                            12,152
        9/30/95       11806.7                            12,229
       10/31/95       12029.9                            12,407
       11/30/95         12275                            12,613
       12/31/95       12399.9                            12,734
        1/31/96       12449.8                            12,830
        2/29/96       12309.9                            12,744
        3/31/96       12123.4                            12,581
        4/30/96       12106.3                            12,545
        5/31/96       12098.3                            12,540
        6/30/96       12229.6                            12,677
        7/31/96       12330.9                            12,792
        8/31/96       12299.9                            12,789
        9/30/96       12499.1                            12,968
       10/31/96         12580                            13,114
       11/30/96       12790.8                            13,354
       12/31/96       12725.8                            13,298
        1/31/97       12716.7                            13,323
        2/28/97       12864.6                            13,446
        3/31/97       12709.7                            13,266
        4/30/97       12815.7                            13,377
        5/31/97       13017.5                            13,579
        6/30/97       13140.2                            13,723
        7/31/97       13555.6                            14,103
        8/31/97       13392.8                            13,971
        9/30/97       13527.7                            14,137
       10/31/97       13577.9                            14,228
       11/30/97       13657.2                            14,312
       12/31/97       13909.4                            14,521
        1/31/98       14045.9                            14,670
        2/28/98       14076.9                            14,675
        3/31/98       14073.7                            14,688
        4/30/98       13916.1                            14,622
        5/31/98       14188.7                            14,853
        6/30/98       14253.8                            14,911
        7/31/98       14255.8                            14,949
        8/31/98       14524.5                            15,180
        9/30/98       14712.3                            15,369
       10/31/98       14624.5                            15,369
       11/30/98       14678.3                            15,422
       12/31/98         14703                            15,461
        1/31/99       14858.8                            15,645
        2/28/99       14758.6                            15,577
        3/31/99       14739.6                            15,598
        4/30/99       14778.8                            15,637
        5/31/99       14625.3                            15,547
        6/30/99       14361.6                            15,323
        7/31/99       14360.2                            15,379
        8/31/99       14126.6                            15,256
        9/30/99       14072.7                            15,262
       10/31/99       13767.2                            15,097
       11/30/99       13913.4                            15,257
       12/31/99       13751.9                            15,143
        1/31/00       13637.2                            15,077
        2/29/00       13901.5                            15,253
        3/31/00       14330.7                            15,586
        4/30/00       14198.8                            15,494
        5/31/00       14031.5                            15,413
        6/30/00       14509.7                            15,822
        7/31/00       14758.7                            16,042
        8/31/00       15003.3                            16,289
        9/30/00       14810.2                            16,204
       10/31/00       15032.7                            16,381
       11/30/00       15170.8                            16,505
       12/31/00       15783.5                            16,913
        1/31/01       15799.3                            17,080
        2/28/01       15854.3                            17,135
        3/31/01       16046.8                            17,288
        4/30/01       15694.5                            17,101
        5/31/01       15946.1                            17,285
        6/30/01       16102.1                            17,401
        7/31/01       16430.9                            17,658
        8/31/01       16758.9                            17,949
        9/30/01       16533.1                            17,889
       10/31/01         16713                            18,093
       11/30/01       16552.3                            17,950
       12/31/01       16336.4                            17,780
        1/31/02         16638                            18,088
        2/28/02       16901.3                            18,306
        3/31/02         16572                            17,947
        4/30/02       16866.2                            18,298
        5/31/02       16968.8                            18,409
        6/30/02       17091.7                            18,604
        7/31/02       17294.7                            18,843
        8/31/02       17519.1                            19,070
        9/30/02       17971.6                            19,487


FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. FOR FEDERAL INCOME TAX PURPOSES, 99.36% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED SEPTEMBER 30, 2002 WAS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

FUND INFORMATION
AS OF SEPTEMBER 30, 2002


PERFORMANCE(6)                  CLASS A    CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
ONE YEAR                           9.49%      8.70
FIVE YEARS                         6.66       5.85
TEN YEARS                          N.A.       6.04
LIFE OF FUND+                      7.08       7.06

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
ONE YEAR                           4.28%      3.70%
FIVE YEARS                         5.63       5.53
TEN YEARS                          N.A.       6.04
LIFE OF FUND+                      6.47       7.06

+ INCEPTION DATE: CLASS A: 4/15/94; CLASS B: 8/30/90

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state and local income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 42.81% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
    - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

* Source: Towers Data Systems, Bethesda, MD. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 4/15/94 at net asset value would have grown to $17,845 on 9/30/02; $16,996, including the 4.75% maximum sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE OHIO MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER]

Thomas J. Fetter
Portfolio Manager

MANAGEMENT UPDATE

- Ohio's economy has given mixed signals in recent months. With the exception of automakers and auto parts manufacturers - which were boosted by sales incentives - the manufacturing sector remained hampered by continuing sluggish demand. The state's September 2002 jobless rate was 5.5%, up from 4.4% a year ago.

- Hospital bonds constituted a large investment for the Portfolio. With the industry facing the pressure of new reimbursement rules and intense competition, the Portfolio continued to focus on institutions we believe have sound financial structures, good management and a favorable demographic base.

- Insured transportation bonds* were another significant commitment of the Portfolio, and included issues from Cleveland Airport System and Ohio Turnpike Commission. These were supplemented by issues from Puerto Rico; these bonds are also tax-exempt in Ohio and can offer attractive investment characteristics.

RATING DISTRIBUTION+

[CHART]

AAA                               42.6%
AA                                 9.8%
A                                 18.8%
BBB                                9.1%
BB                                 1.2%
NON-RATED                         18.5%

+ May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2002, the Fund's Class A and Class B shares had total returns of 7.23% and 6.30%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.29 on September 30, 2002 from $9.13 on September 30, 2001, and the reinvestment of $0.478 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.49 from $10.32, and the reinvestment of $0.460 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2002, the distribution rates were 5.19% for Class A and 4.46% for Class B.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.14% and 7.85%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at September 30, 2002, were 4.58% and 4.07%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 8.06% and 7.17%, respectively.(4)

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE OHIO MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

SEPTEMBER 30, 1992 - SEPTEMBER 30, 2002


                   EATON VANCE OHIO              LEHMAN BROTHERS
                   MUNICIPALS FUND,              MUNICIPAL BOND
         DATE         CLASS B                         INDEX
----------------------------------------------------------------
        9/30/92         10000                            10,000
       10/31/92       9754.33                             9,902
       11/30/92       10064.7                            10,079
       12/31/92       10192.9                            10,182
        1/31/93         10312                            10,300
        2/28/93       10725.3                            10,673
        3/31/93       10575.1                            10,560
        4/30/93         10704                            10,667
        5/31/93       10795.9                            10,726
        6/30/93       10982.2                            10,906
        7/31/93       10971.6                            10,920
        8/31/93       11234.3                            11,147
        9/30/93       11374.2                            11,274
       10/31/93       11382.7                            11,296
       11/30/93       11241.5                            11,196
       12/31/93       11509.9                            11,433
        1/31/94       11636.4                            11,563
        2/28/94       11291.6                            11,264
        3/31/94       10672.9                            10,805
        4/30/94       10723.3                            10,897
        5/31/94       10837.3                            10,991
        6/30/94       10738.1                            10,924
        7/31/94       10956.5                            11,124
        8/31/94       10976.3                            11,163
        9/30/94       10761.1                            10,999
       10/31/94       10460.4                            10,804
       11/30/94       10165.6                            10,608
       12/31/94         10480                            10,842
        1/31/95       10874.9                            11,152
        2/28/95       11246.6                            11,476
        3/31/95       11332.3                            11,608
        4/30/95       11326.3                            11,622
        5/31/95       11677.3                            11,992
        6/30/95       11513.7                            11,888
        7/31/95       11584.1                            12,000
        8/31/95       11729.7                            12,152
        9/30/95         11809                            12,229
       10/31/95       12012.6                            12,407
       11/30/95       12227.2                            12,613
       12/31/95         12352                            12,734
        1/31/96       12399.3                            12,830
        2/29/96       12262.8                            12,744
        3/31/96       12112.7                            12,581
        4/30/96       12102.5                            12,545
        5/31/96       12101.9                            12,540
        6/30/96       12222.6                            12,677
        7/31/96       12359.2                            12,792
        8/31/96       12289.8                            12,789
        9/30/96       12456.7                            12,968
       10/31/96       12572.7                            13,114
       11/30/96       12763.2                            13,354
       12/31/96       12705.3                            13,298
        1/31/97       12717.1                            13,323
        2/28/97       12830.4                            13,446
        3/31/97       12693.3                            13,266
        4/30/97         12788                            13,377
        5/31/97         12969                            13,579
        6/30/97       13068.8                            13,723
        7/31/97       13420.9                            14,103
        8/31/97       13325.7                            13,971
        9/30/97       13450.9                            14,137
       10/31/97       13550.5                            14,228
       11/30/97       13630.7                            14,312
       12/31/97       13801.9                            14,521
        1/31/98       13916.1                            14,670
        2/28/98       13921.8                            14,675
        3/31/98       13955.2                            14,688
        4/30/98       13905.4                            14,622
        5/31/98       14070.7                            14,853
        6/30/98       14111.1                            14,911
        7/31/98       14124.7                            14,949
        8/31/98       14297.1                            15,180
        9/30/98       14424.8                            15,369
       10/31/98       14386.9                            15,369
       11/30/98         14456                            15,422
       12/31/98       14471.9                            15,461
        1/31/99       14592.8                            15,645
        2/28/99       14531.4                            15,577
        3/31/99       14553.3                            15,598
        4/30/99       14595.6                            15,637
        5/31/99       14506.9                            15,547
        6/30/99       14292.1                            15,323
        7/31/99       14292.7                            15,379
        8/31/99       14055.3                            15,256
        9/30/99       13961.3                            15,262
       10/31/99       13731.4                            15,097
       11/30/99       13774.9                            15,257
       12/31/99         13571                            15,143
        1/31/00       13360.1                            15,077
        2/29/00       13579.4                            15,253
        3/31/00       13884.9                            15,586
        4/30/00       13780.7                            15,494
        5/31/00       13639.4                            15,413
        6/30/00       14022.5                            15,822
        7/31/00       14268.2                            16,042
        8/31/00         14495                            16,289
        9/30/00       14384.8                            16,204
       10/31/00       14388.6                            16,381
       11/30/00       14433.9                            16,505
       12/31/00       14897.1                            16,913
        1/31/01       14931.5                            17,080
        2/28/01       15035.5                            17,135
        3/31/01       15164.8                            17,288
        4/30/01       14804.4                            17,101
        5/31/01       15010.6                            17,285
        6/30/01       15177.1                            17,401
        7/31/01       15463.6                            17,658
        8/31/01       15704.3                            17,949
        9/30/01       15487.1                            17,889
       10/31/01       15658.2                            18,093
       11/30/01       15535.6                            17,950
       12/31/01       15340.1                            17,780
        1/31/02       15501.1                            18,088
        2/28/02       15743.4                            18,306
        3/31/02       15491.4                            17,947
        4/30/02       15735.2                            18,298
        5/31/02       15810.4                            18,409
        6/30/02       15906.7                            18,604
        7/31/02       16055.3                            18,843
        8/31/02       16132.7                            19,070
        9/30/02       16462.9                            19,487


* Private insurance does not remove the interest rate risks associated with these investments.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. FOR FEDERAL INCOME TAX PURPOSES, 99.49% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED SEPTEMBER 30, 2002 WAS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

FUND INFORMATION
AS OF SEPTEMBER 30, 2002

PERFORMANCE(6)                  CLASS A    CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
ONE YEAR                           7.23%      6.30%
FIVE YEARS                         4.95       4.12
TEN YEARS                          N.A.       5.11
LIFE OF FUND+                      4.74       5.77

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
ONE YEAR                           2.09%      1.30%
FIVE YEARS                         3.94       3.79
TEN YEARS                          N.A.       5.11
LIFE OF FUND+                      4.16       5.77

+ INCEPTION DATE: CLASS A: 12/7/93; CLASS B: 4/18/91

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 43.21% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

** Source: Towers Data Systems, Bethesda, MD. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $15,048 on 9/30/02; $14,332, including the 4.75% maximum sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE RHODE ISLAND MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]

Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- Job growth in Rhode Island slowed over the past 6 months, as losses in construction and financial services jobs brought the state's unemployment rate to 5.0% in September 2002. Like most states, Rhode Island lawmakers are expected to have to grapple with budgetary shortfalls going into 2003.

- Insured education bonds* represented the largest sector weighting of the Portfolio as of September 30. Investments included projects for such institutions as University of Rhode Island and Johnson & Wales University. Insured special tax revenue bonds,* which provide a financing mechanism for a broad array of public programs, were another major commitment for the Portfolio.

- Management continued its efforts to improve the Portfolio's call protection. With the sharp decline in interest rates in recent years, many bonds in the market are now approaching call dates. Accordingly, call protection bears close monitoring by investors.

RATING DISTRIBUTION+

[CHART]

AAA                               69.4%
AA                                 7.1%
A                                 10.1%
BBB                               11.9%
NON-RATED                          1.5%

+ May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2002, the Fund's Class A and Class B shares had total returns of 8.21% and 7.42%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.01 on September 30, 2002 from $9.71 on September 30, 2001, and the reinvestment of $0.469 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.25 from $9.94, and the reinvestment of $0.405 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2002, the distribution rates were 4.69% for Class A and 3.97% for Class B.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.46% and 7.16%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at September 30, 2002, were 3.94% and 3.39%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.10% and 6.11%, respectively.(4)

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE RHODE ISLAND MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

JUNE 30, 1993 - SEPTEMBER 30, 2002

                 EATON VANCE RHODE ISLAND        LEHMAN BROTHERS
                      MUNICIPALS FUND,           MUNICIPAL BOND
          DATE           CLASS B                      INDEX
----------------------------------------------------------------
        6/30/93         10000                            10,000
        7/31/93          9970                            10,013
        8/31/93       10327.6                            10,221
        9/30/93       10452.8                            10,338
       10/31/93       10405.6                            10,358
       11/30/93       10259.1                            10,266
       12/31/93         10587                            10,483
        1/31/94       10729.2                            10,603
        2/28/94         10297                            10,328
        3/31/94       9643.43                             9,908
        4/30/94       9711.17                             9,992
        5/31/94       9832.11                            10,078
        6/30/94       9739.78                            10,017
        7/31/94       9944.43                            10,200
        8/31/94        9960.7                            10,236
        9/30/94       9730.84                            10,086
       10/31/94          9458                             9,907
       11/30/94       9202.25                             9,727
       12/31/94       9503.47                             9,941
        1/31/95       9885.33                            10,226
        2/28/95       10200.3                            10,523
        3/31/95       10305.4                            10,644
        4/30/95         10274                            10,656
        5/31/95       10512.7                            10,996
        6/30/95         10290                            10,900
        7/31/95       10379.7                            11,003
        8/31/95       10522.8                            11,143
        9/30/95       10600.3                            11,214
       10/31/95       10802.4                            11,377
       11/30/95       10993.1                            11,566
       12/31/95       11116.2                            11,677
        1/31/96       11184.3                            11,765
        2/29/96       11044.9                            11,685
        3/31/96       10880.5                            11,536
        4/30/96       10879.6                            11,503
        5/31/96       10900.1                            11,499
        6/30/96       11005.3                            11,624
        7/31/96       11103.7                            11,729
        8/31/96       11076.6                            11,727
        9/30/96       11251.8                            11,891
       10/31/96       11340.7                            12,025
       11/30/96         11540                            12,245
       12/31/96       11489.6                            12,194
        1/31/97       11449.2                            12,217
        2/28/97       11556.7                            12,329
        3/31/97       11425.7                            12,164
        4/30/97       11539.6                            12,266
        5/31/97         11716                            12,451
        6/30/97       11834.5                            12,584
        7/31/97       12182.5                            12,932
        8/31/97       12055.1                            12,811
        9/30/97       12173.9                            12,963
       10/31/97         12230                            13,046
       11/30/97       12315.4                            13,123
       12/31/97       12493.4                            13,315
        1/31/98       12600.9                            13,452
        2/28/98       12611.5                            13,456
        3/31/98       12626.1                            13,468
        4/30/98       12505.7                            13,407
        5/31/98       12715.3                            13,619
        6/30/98       12735.7                            13,673
        7/31/98         12755                            13,707
        8/31/98       12971.6                            13,919
        9/30/98       13131.5                            14,092
       10/31/98       13058.8                            14,092
       11/30/98       13118.7                            14,142
       12/31/98         13109                            14,177
        1/31/99       13233.1                            14,346
        2/28/99       13135.7                            14,283
        3/31/99       13148.4                            14,303
        4/30/99         13180                            14,338
        5/31/99       13054.7                            14,256
        6/30/99       12844.9                            14,050
        7/31/99       12821.9                            14,102
        8/31/99       12575.5                            13,988
        9/30/99       12485.4                            13,994
       10/31/99       12260.8                            13,843
       11/30/99       12373.9                            13,990
       12/31/99       12201.4                            13,886
        1/31/00       12047.8                            13,825
        2/29/00       12295.1                            13,986
        3/31/00       12654.8                            14,291
        4/30/00       12525.3                            14,207
        5/31/00       12443.9                            14,133
        6/30/00       12823.9                            14,508
        7/31/00       13053.9                            14,709
        8/31/00       13266.1                            14,936
        9/30/00       13131.3                            14,858
       10/31/00         13306                            15,021
       11/30/00       13437.6                            15,134
       12/31/00       13923.5                            15,508
        1/31/01       13944.6                            15,662
        2/28/01       14020.3                            15,711
        3/31/01       14121.6                            15,852
        4/30/01       13856.5                            15,681
        5/31/01       14018.5                            15,849
        6/30/01       14140.6                            15,955
        7/31/01       14423.4                            16,192
        8/31/01       14690.8                            16,458
        9/30/01       14570.5                            16,403
       10/31/01         14732                            16,590
       11/30/01       14576.3                            16,459
       12/31/01       14378.7                            16,303
        1/31/02         14589                            16,586
        2/28/02       14804.2                            16,786
        3/31/02         14433                            16,457
        4/30/02       14709.3                            16,778
        5/31/02         14775                            16,880
        6/30/02       14905.7                            17,059
        7/31/02         15104                            17,278
        8/31/02       15277.8                            17,486
        9/30/02       15652.1                            17,869

* Private insurance does not remove the interest rate risks associated with these investments.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. FOR FEDERAL INCOME TAX PURPOSES, 99.40% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED SEPTEMBER 30, 2002 WAS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

FUND INFORMATION
AS OF SEPTEMBER 30, 2001


PERFORMANCE(6)                  CLASS A      CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
ONE YEAR                           8.21%        7.42%
FIVE YEARS                         5.92         5.16
LIFE OF FUND+                      5.10         4.93

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
ONE YEAR                           3.11%        2.42%
FIVE YEARS                         4.89         4.83
LIFE OF FUND+                      4.52         4.93

+ INCEPTION DATE: CLASS A: 12/7/93; CLASS B: 6/11/93

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 44.53% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

** Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/11/93. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $15,504 on 9/30/02; $14,765, including the 4.75% maximum sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE WEST VIRGINIA MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]

Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- Not surprisingly, the weak economy has cost West Virginia goods-producing jobs, especially in the manufacturing, construction, and mining areas. Job losses in services were also posted, with most layoffs occurring in local government. The state's jobless rate was 6.1% in September 2002, versus the 5.7% rate for the U.S.

- Insured hospital bonds* constituted a the largest sector investment for the Portfolio. With the industry facing the pressure of new reimbursement rules and intense competition, the Portfolio continued to focus on institutions we believe have sound financial structures, good management and a favorable demographic base.

- Insured water and sewer bonds* were the Portfolio's second largest sector weighting at September 30, 2002. These utility issues are attractive to investors in a slow economy because they represent an essential service, a non-discretionary expenditure backed by water and sewer bill payments.

RATING DISTRIBUTION+

[CHART]

AAA                               77.3%
A                                 11.5%
BBB                                9.6%
NON-RATED                          1.6%

+ MAY NOT REPRESENT THE PORTFOLIO'S CURRENT OR FUTURE INVESTMENTS.

THE FUND

- During the year ended September 30, 2002, the Fund's Class A and Class B shares had total returns of 8.97% and 8.17%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.13 on September 30, 2002 from $9.75 on September 30, 2001, and the reinvestment of $0.465 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.34 from $9.95, and the reinvestment of $0.399 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2002, the distribution rates were 4.59% for Class A and 3.88% for Class B.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.00% and 6.76%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at September 30, 2002, were 3.27% and 2.69%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.70% and 4.69%, respectively.(4)

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE VIRGINIA MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

JUNE 30, 1993 - SEPTEMBER 30, 2002

                 EATON VANCE WEST VIRGINIA       LEHMAN BROTHERS
                     MUNICIPAL FUND,             MUNICIPAL BOND
         DATE           CLASS B                       INDEX
----------------------------------------------------------------
        6/30/93         10000                            10,000
        7/31/93          9910                            10,013
        8/31/93       10201.4                            10,221
        9/30/93       10347.3                            10,338
       10/31/93       10320.9                            10,358
       11/30/93       10183.9                            10,266
       12/31/93       10483.2                            10,483
        1/31/94       10613.6                            10,603
        2/28/94       10293.8                            10,328
        3/31/94       9691.15                             9,908
        4/30/94       9726.18                             9,992
        5/31/94       9835.25                            10,078
        6/30/94        9710.2                            10,017
        7/31/94       9934.49                            10,200
        8/31/94       9949.39                            10,236
        9/30/94       9761.18                            10,086
       10/31/94       9519.46                             9,907
       11/30/94       9230.55                             9,727
       12/31/94       9508.27                             9,941
        1/31/95        9844.4                            10,226
        2/28/95         10212                            10,523
        3/31/95       10304.5                            10,644
        4/30/95       10304.5                            10,656
        5/31/95       10607.4                            10,996
        6/30/95         10417                            10,900
        7/31/95       10482.6                            11,003
        8/31/95       10623.8                            11,143
        9/30/95       10677.6                            11,214
       10/31/95       10889.2                            11,377
       11/30/95       11100.8                            11,566
       12/31/95       11256.7                            11,677
        1/31/96       11300.7                            11,765
        2/29/96       11172.2                            11,685
        3/31/96       10984.5                            11,536
        4/30/96         10948                            11,503
        5/31/96       10955.7                            11,499
        6/30/96       11046.7                            11,624
        7/31/96       11154.5                            11,729
        8/31/96       11137.2                            11,727
        9/30/96       11321.1                            11,891
       10/31/96       11419.4                            12,025
       11/30/96       11615.4                            12,245
       12/31/96       11563.1                            12,194
        1/31/97       11556.8                            12,217
        2/28/97       11662.9                            12,329
        3/31/97       11508.2                            12,164
        4/30/97       11620.9                            12,266
        5/31/97       11783.4                            12,451
        6/30/97       11888.3                            12,584
        7/31/97       12221.2                            12,932
        8/31/97       12117.9                            12,811
        9/30/97         12247                            12,963
       10/31/97       12301.7                            13,046
       11/30/97         12410                            13,123
       12/31/97       12610.4                            13,315
        1/31/98       12728.4                            13,452
        2/28/98       12737.6                            13,456
        3/31/98       12738.5                            13,468
        4/30/98       12630.5                            13,407
        5/31/98       12837.3                            13,619
        6/30/98       12856.4                            13,673
        7/31/98       12874.4                            13,707
        8/31/98       13075.1                            13,919
        9/30/98       13206.9                            14,092
       10/31/98       13147.6                            14,092
       11/30/98       13181.2                            14,142
       12/31/98       13197.3                            14,177
        1/31/99       13320.2                            14,346
        2/28/99       13250.1                            14,283
        3/31/99       13237.5                            14,303
        4/30/99       13282.9                            14,338
        5/31/99       13159.8                            14,256
        6/30/99       12913.4                            14,050
        7/31/99       12904.8                            14,102
        8/31/99       12674.8                            13,988
        9/30/99       12626.6                            13,994
       10/31/99       12418.2                            13,843
       11/30/99       12517.9                            13,990
       12/31/99       12361.4                            13,886
        1/31/00       12223.8                            13,825
        2/29/00       12442.7                            13,986
        3/31/00       12759.2                            14,291
        4/30/00       12659.3                            14,207
        5/31/00       12538.5                            14,133
        6/30/00       12874.9                            14,508
        7/31/00       13117.5                            14,709
        8/31/00       13328.9                            14,936
        9/30/00       13210.2                            14,858
       10/31/00       13370.5                            15,021
       11/30/00       13487.9                            15,134
       12/31/00       13928.5                            15,508
        1/31/01       13964.7                            15,662
        2/28/01       14026.6                            15,711
        3/31/01       14127.9                            15,852
        4/30/01       13893.4                            15,681
        5/31/01         13996                            15,849
        6/30/01       14116.3                            15,955
        7/31/01       14309.5                            16,192
        8/31/01       14559.4                            16,458
        9/30/01       14453.9                            16,403
       10/31/01       14627.9                            16,590
       11/30/01       14472.9                            16,459
       12/31/01       14305.4                            16,303
        1/31/02       14513.1                            16,586
        2/28/02       14710.7                            16,786
        3/31/02       14371.9                            16,457
        4/30/02         14630                            16,778
        5/31/02       14724.1                            16,880
        6/30/02       14882.7                            17,059
        7/31/02       15048.5                            17,278
        8/31/02       15249.9                            17,486
        9/30/02       15634.8                            17,869


* Private insurance does not remove the interest rate risks associated with these investments.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. FOR FEDERAL INCOME TAX PURPOSES, 99.53% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED SEPTEMBER 30, 2002 WAS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

FUND INFORMATION
AS OF SEPTEMBER 30, 2002


PERFORMANCE(6)                  CLASS A      CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
ONE YEAR                           8.97%        8.17%
FIVE YEARS                         5.80         5.01
LIFE OF FUND+                      5.30         4.92

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
ONE YEAR                           3.75%        3.17%
FIVE YEARS                         4.77         4.67
LIFE OF FUND+                      4.71         4.92

+ INCEPTION DATE: CLASS A: 12/13/93; CLASS B: 6/11/93

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 42.59% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

** Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/11/93. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/13/93 at net asset value would have grown to $15,748 on 9/30/02; $14,999 including the 4.75% maximum sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2002

                                CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
---------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost               $218,690,289    $251,625,784     $197,690,121       $15,799,499
   Unrealized appreciation         40,711,646      25,117,307       19,094,351         1,428,874
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                      $259,401,935    $276,743,091     $216,784,472       $17,228,373
---------------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                          $    298,548    $    647,022     $  1,106,200       $    63,898
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                     $259,700,483    $277,390,113     $217,890,672       $17,292,271
---------------------------------------------------------------------------------------------------
Liabilities
---------------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                      $    254,823    $    345,989     $     73,798       $   104,137
Dividends payable                     487,908         464,548          432,761            30,455
Payable to affiliate for
   Trustees' fees                          --             178               --                --
Payable to affiliate for
   distribution fees                   73,227              --               --                --
Accrued expenses                       48,364         110,748           44,729            10,780
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                $    864,322    $    921,463     $    551,288       $   145,372
---------------------------------------------------------------------------------------------------
NET ASSETS                       $258,836,161    $276,468,650     $217,339,384       $17,146,899
---------------------------------------------------------------------------------------------------
Sources of Net Assets
---------------------------------------------------------------------------------------------------
Paid-in capital                  $241,628,668    $254,568,781     $208,074,803       $17,046,078
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                          (23,453,616)     (4,577,635)      (9,852,260)       (1,335,783)
Accumulated undistributed
   (distributions in excess
   of) net investment income          (50,537)      1,360,197           22,490             7,730
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                           40,711,646      25,117,307       19,094,351         1,428,874
---------------------------------------------------------------------------------------------------
TOTAL                            $258,836,161    $276,468,650     $217,339,384       $17,146,899
---------------------------------------------------------------------------------------------------
Class A Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                       $ 24,863,397    $ 21,866,032     $ 38,857,473       $ 1,944,972
SHARES OUTSTANDING                  2,210,216       1,998,513        3,944,415           194,589
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $      11.25    $      10.94     $       9.85       $     10.00
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                     $      11.81    $      11.49     $      10.34       $     10.50
---------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                       $233,972,764    $254,602,618     $169,602,149       $15,201,927
SHARES OUTSTANDING                 22,497,357      22,694,021       15,437,252         1,487,028
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $      10.40    $      11.22     $      10.99       $     10.22
---------------------------------------------------------------------------------------------------
Class I Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                       $         --    $         --     $  8,879,762       $        --
SHARES OUTSTANDING                         --              --          872,819                --
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $         --    $         --     $      10.17       $        --
---------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2002

                                NEW YORK FUND   OHIO FUND    RHODE ISLAND FUND  WEST VIRGINIA FUND
--------------------------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost              $304,378,761   $170,662,603     $50,678,291        $24,875,414
   Unrealized appreciation        46,432,888     10,305,082       4,029,093          2,362,699
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                     $350,811,649   $180,967,685     $54,707,384        $27,238,113
--------------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                         $    467,377   $  1,230,378     $   110,793        $    41,328
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                    $351,279,026   $182,198,063     $54,818,177        $27,279,441
--------------------------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                     $    290,051   $    288,430     $    36,596        $        --
Dividends payable                    600,910        314,913          83,859             39,305
Payable to affiliate for
   Trustees' fees                         --            360              --                 --
Accrued expenses                      73,786         53,051          15,319             21,737
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES               $    964,747   $    656,754     $   135,774        $    61,042
--------------------------------------------------------------------------------------------------
NET ASSETS                      $350,314,279   $181,541,309     $54,682,403        $27,218,399
--------------------------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------------------------
Paid-in capital                 $304,722,034   $177,385,435     $52,995,700        $26,318,180
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                          (1,197,596)    (6,342,216)     (2,390,000)        (1,430,812)
Accumulated undistributed
   (distributions in excess
   of) net investment income         356,953        193,008          47,610            (31,668)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                          46,432,888     10,305,082       4,029,093          2,362,699
--------------------------------------------------------------------------------------------------
TOTAL                           $350,314,279   $181,541,309     $54,682,403        $27,218,399
--------------------------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------------------------
NET ASSETS                      $ 29,817,491   $ 14,525,868     $10,168,994        $ 3,517,140
SHARES OUTSTANDING                 2,694,424      1,563,826       1,015,928            347,183
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      11.07   $       9.29     $     10.01        $     10.13
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                    $      11.62   $       9.75     $     10.51        $     10.64
--------------------------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------------------------
NET ASSETS                      $320,496,788   $167,015,441     $44,513,409        $23,701,259
SHARES OUTSTANDING                26,821,580     15,918,229       4,343,712          2,292,915
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      11.95   $      10.49     $     10.25        $     10.34
--------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
---------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                      $14,766,233    $16,901,832      $12,063,241         $  961,396
Expenses allocated from
   Portfolio                       (1,361,461)    (1,360,124)        (984,042)           (64,179)
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                      $13,404,772    $15,541,708      $11,079,199         $  897,217
---------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------
Trustees fees and expenses        $     4,065    $     4,242      $     4,065         $      204
Distribution and service fees
   Class A                             55,264         38,768           59,030              3,756
   Class B                          1,297,884      2,389,443        1,545,539            141,203
Legal and accounting services          25,439         25,537           24,129             22,965
Printing and postage                   17,272         21,743           14,736              1,818
Custodian fee                          26,721         11,850           22,100              6,642
Transfer and dividend
   disbursing agent fees              170,449        238,382          136,227             13,363
Registration fees                         556          6,610            5,050                732
Miscellaneous                           9,780          9,916            7,903              4,111
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                    $ 1,607,430    $ 2,746,491      $ 1,818,779         $  194,794
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME             $11,797,342    $12,795,217      $ 9,260,420         $  702,423
---------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
---------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)     $(2,556,719)   $ 2,623,187      $   441,516         $  (11,427)
   Financial futures contracts     (1,683,606)    (1,554,265)      (1,664,315)           (69,876)
   Interest rate swap
      contracts                            --             --         (343,500)                --
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)          $(4,240,325)   $ 1,068,922      $(1,566,299)        $  (81,303)
---------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                 $12,934,169    $ 6,841,718      $ 8,954,032         $  532,210
   Financial futures contracts       (589,444)      (687,865)      (1,352,296)           (38,937)
   Interest rate swap
      contracts                            --             --           77,778                 --
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)    $12,344,725    $ 6,153,853      $ 7,679,514         $  493,273
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                           $ 8,104,400    $ 7,222,775      $ 6,113,215         $  411,970
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                $19,901,742    $20,017,992      $15,373,635         $1,114,393
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                NEW YORK FUND   OHIO FUND   RHODE ISLAND FUND  WEST VIRGINIA FUND
-------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                     $19,951,596   $11,154,953     $2,714,099          $1,401,478
Expenses allocated from
   Portfolio                      (1,751,171)     (917,040)      (182,500)            (90,143)
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                     $18,200,425   $10,237,913     $2,531,599          $1,311,335
-------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------
Trustees fees and expenses       $     4,065   $     4,425     $      203          $      216
Distribution and service fees
   Class A                            49,271        25,552         17,499               6,150
   Class B                         2,953,353     1,574,159        376,011             209,917
Legal and accounting services         22,656        20,096         20,682              13,991
Printing and postage                  26,633        17,622          3,739               4,058
Custodian fee                         28,268        17,747          8,627               3,966
Transfer and dividend
   disbursing agent fees             240,012       139,046         30,470              20,793
Registration fees                      5,410         5,970             --               5,000
Miscellaneous                         10,771         8,863          4,743               4,577
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                   $ 3,340,439   $ 1,813,480     $  461,974          $  268,668
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME            $14,859,986   $ 8,424,433     $2,069,625          $1,042,667
-------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
-------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)    $ 1,433,897   $(2,740,143)    $  227,323          $   92,472
   Financial futures contracts    (2,354,551)   (1,692,761)      (180,393)           (107,517)
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)         $  (920,654)  $(4,432,904)    $   46,930          $  (15,045)
-------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                $16,796,042   $ 8,381,153     $1,842,972          $1,091,690
   Financial futures contracts    (1,720,039)   (1,177,046)      (128,338)            (77,135)
   Interest rate swap
      contracts                     (685,842)           --       (113,939)                 --
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)   $14,390,161   $ 7,204,107     $1,600,695          $1,014,555
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                          $13,469,507   $ 2,771,203     $1,647,625          $  999,510
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS               $28,329,493   $11,195,636     $3,717,250          $2,042,177
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
------------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $ 11,797,342    $ 12,795,217     $  9,260,420       $   702,423
   Net realized gain (loss)           (4,240,325)      1,068,922       (1,566,299)          (81,303)
   Net change in unrealized
      appreciation (depreciation)     12,344,725       6,153,853        7,679,514           493,273
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       $ 19,901,742    $ 20,017,992     $ 15,373,635       $ 1,114,393
------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                       $ (1,089,431)   $ (1,002,314)    $ (1,487,611)      $   (90,789)
      Class B                        (10,250,633)    (11,131,133)      (7,023,224)         (607,437)
      Class I                                 --              --         (402,785)               --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $(11,340,064)   $(12,133,447)    $ (8,913,620)      $  (698,226)
------------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                       $  6,239,103    $ 12,359,617     $ 13,642,368       $   585,406
      Class B                         17,538,203      18,081,090       16,081,172         1,238,705
      Class I                                 --              --        1,605,132                --
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                            380,647         466,737          822,669            28,539
      Class B                          4,035,414       3,690,283        3,273,977           247,801
      Class I                                 --              --           51,431                --
   Cost of shares redeemed
      Class A                         (3,690,906)     (6,410,472)      (3,537,776)         (837,618)
      Class B                        (21,716,436)    (32,175,012)     (17,843,371)       (1,369,060)
      Class I                                 --              --          (20,086)               --
   Contingent deferred sales
      charges
      Class B                             96,627              --               --                --
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS               $  2,882,652    $ (3,987,757)    $ 14,075,516       $  (106,227)
------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS          $ 11,444,330    $  3,896,788     $ 20,535,531       $   309,940
------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------
At beginning of year                $247,391,831    $272,571,862     $196,803,853       $16,836,959
------------------------------------------------------------------------------------------------------
AT END OF YEAR                      $258,836,161    $276,468,650     $217,339,384       $17,146,899
------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------
AT END OF YEAR                      $    (50,537)   $  1,360,197     $     22,490       $     7,730
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

INCREASE (DECREASE) IN NET ASSETS  NEW YORK FUND   OHIO FUND    RHODE ISLAND FUND  WEST VIRGINIA FUND
-----------------------------------------------------------------------------------------------------
From operations --
   Net investment income           $ 14,859,986   $  8,424,433     $ 2,069,625        $ 1,042,667
   Net realized gain (loss)            (920,654)    (4,432,904)         46,930            (15,045)
   Net change in unrealized
      appreciation (depreciation)    14,390,161      7,204,107       1,600,695          1,014,555
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $ 28,329,493   $ 11,195,636     $ 3,717,250        $ 2,042,177
-----------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $ (1,190,506)  $   (674,706)    $  (424,629)       $  (146,704)
      Class B                       (12,754,775)    (7,518,128)     (1,628,829)          (892,100)
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $(13,945,281)  $ (8,192,834)    $(2,053,458)       $(1,038,804)
-----------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $ 12,796,216   $  5,261,148     $ 2,508,264        $   377,207
      Class B                        22,320,752     11,298,395       7,230,570          2,085,076
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                           469,995        311,397         242,569            101,131
      Class B                         6,662,435      3,418,669         831,814            421,728
   Cost of shares redeemed
      Class A                        (5,133,769)    (3,436,027)       (516,950)           (23,208)
      Class B                       (39,832,173)   (20,279,498)     (2,207,213)        (1,453,425)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS              $ (2,716,544)  $ (3,425,916)    $ 8,089,054        $ 1,508,509
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                          $ 11,667,668   $   (423,114)    $ 9,752,846        $ 2,511,882
-----------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------
At beginning of year               $338,646,611   $181,964,423     $44,929,557        $24,706,517
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                     $350,314,279   $181,541,309     $54,682,403        $27,218,399
-----------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                     $    356,953   $    193,008     $    47,610        $   (31,668)
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
------------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $ 11,328,744    $ 13,004,545     $  8,410,287       $   675,531
   Net realized gain (loss)           (1,162,707)     (4,758,664)      (1,053,104)           24,797
   Net change in unrealized
      appreciation (depreciation)     15,369,731      20,641,623       11,593,114           701,047
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       $ 25,535,768    $ 28,887,504     $ 18,950,297       $ 1,401,375
------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                       $ (1,009,156)   $   (788,005)    $   (930,982)      $   (73,771)
      Class B                        (10,722,878)    (11,535,462)      (7,075,996)         (607,859)
      Class I                                 --              --         (373,784)               --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $(11,732,034)   $(12,323,467)    $ (8,380,762)      $  (681,630)
------------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                       $  5,139,956    $  6,140,934     $ 18,070,876       $   823,094
      Class B                         19,093,199      11,545,605       10,190,411         1,102,087
      Class I                                 --              --          475,000                --
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                            374,311         294,089          487,551            35,799
      Class B                          4,277,294       3,766,065        3,293,274           249,083
      Class I                                 --              --           38,336                --
   Cost of shares redeemed
      Class A                         (3,171,165)     (5,077,387)      (3,793,900)          (60,527)
      Class B                        (30,557,421)    (37,247,388)     (17,589,827)       (1,657,842)
      Class I                                 --              --       (1,209,874)               --
   Contingent deferred sales
      charges
      Class B                            121,543              --               --                --
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS               $ (4,722,283)   $(20,578,082)    $  9,961,847       $   491,694
------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                           $  9,081,451    $ (4,014,045)    $ 20,531,382       $ 1,211,439
------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------
At beginning of year                $238,310,380    $276,585,907     $176,272,471       $15,625,520
------------------------------------------------------------------------------------------------------
AT END OF YEAR                      $247,391,831    $272,571,862     $196,803,853       $16,836,959
------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------
AT END OF YEAR                      $   (420,573)   $    729,739     $   (240,596)      $    19,528
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

INCREASE (DECREASE) IN NET ASSETS  NEW YORK FUND   OHIO FUND    RHODE ISLAND FUND  WEST VIRGINIA FUND
-----------------------------------------------------------------------------------------------------
From operations --
   Net investment income           $ 13,986,690   $  8,822,776     $ 1,797,303        $ 1,059,236
   Net realized gain (loss)           2,140,337     (1,325,013)          8,388           (259,749)
   Net change in unrealized
      appreciation (depreciation)    21,144,171      5,901,264       2,492,756          1,440,456
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $ 37,271,198   $ 13,399,027     $ 4,298,447        $ 2,239,943
-----------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $   (732,138)  $   (551,560)    $  (298,209)       $  (126,645)
      Class B                       (13,391,050)    (8,388,003)     (1,455,645)          (916,262)
   From net realized gain
      Class A                           (15,673)        (9,287)             --                 --
      Class B                          (226,081)      (169,636)             --                 --
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $(14,364,942)  $ (9,118,486)    $(1,753,854)       $(1,042,907)
-----------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $ 10,507,293   $  4,283,711     $ 3,253,707        $   760,172
      Class B                        16,116,539      7,721,669       5,093,774            875,428
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                           278,238        232,738         198,740             80,644
      Class B                         7,061,049      4,066,205         734,759            425,936
   Cost of shares redeemed
      Class A                        (2,684,342)      (627,064)       (446,747)          (334,771)
      Class B                       (49,962,501)   (21,008,833)     (4,010,956)        (3,002,152)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS              $(18,683,724)  $ (5,331,574)    $ 4,823,277        $(1,194,743)
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                          $  4,222,532   $ (1,051,033)    $ 7,367,870        $     2,293
-----------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------
At beginning of year               $334,424,079   $183,015,456     $37,561,687        $24,704,224
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                     $338,646,611   $181,964,423     $44,929,557        $24,706,517
-----------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                     $   (503,878)  $    (34,196)    $    40,011        $   (27,297)
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          CALIFORNIA FUND -- CLASS A
                                  ---------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.880            $10.270        $10.320      $11.340       $10.900
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.548            $ 0.533        $ 0.536      $ 0.544       $ 0.556
Net realized and unrealized
   gain (loss)                           0.352              0.619         (0.031)      (1.007)        0.468
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.900            $ 1.152        $ 0.505      $(0.463)      $ 1.024
-------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.530)           $(0.542)       $(0.555)     $(0.557)      $(0.584)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.530)           $(0.542)       $(0.555)     $(0.557)      $(0.584)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $11.250            $10.880        $10.270      $10.320       $11.340
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           8.61%             11.46%          5.17%       (4.25)%        9.65%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $24,863            $21,089        $17,617      $16,675       $ 9,740
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.91%              0.94%          0.89%        0.78%         0.79%
   Expenses after custodian
      fee reduction(4)                    0.91%              0.91%          0.88%        0.76%         0.77%
   Net investment income                  5.09%              5.00%          5.35%        4.93%         5.02%
Portfolio Turnover of the
   Portfolio                                 3%                26%            13%          28%           16%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 5.05% to 5.09%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           CALIFORNIA FUND -- CLASS B
                                  ----------------------------------------------------------------------------
                                                            YEAR ENDED SEPTEMBER 30,
                                  ----------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999         1998(2)
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 10.050          $  9.490       $  9.520      $ 10.420      $ 10.010
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment income                  $  0.474          $  0.450       $  0.475      $  0.474      $  0.431
Net realized and unrealized
   gain (loss)                            0.327             0.572         (0.024)       (0.934)        0.428
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.801          $  1.022       $  0.451      $ (0.460)     $  0.859
--------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------
From net investment income             $ (0.455)         $ (0.467)      $ (0.487)     $ (0.448)     $ (0.449)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.455)         $ (0.467)      $ (0.487)     $ (0.448)     $ (0.449)
--------------------------------------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES
   CHARGES                             $  0.004          $  0.005       $  0.006      $  0.008      $     --
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 10.400          $ 10.050       $  9.490      $  9.520      $ 10.420
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            8.30%            11.09%          5.06%        (4.50)%        8.80%
--------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $233,973          $226,303       $220,693      $252,763      $300,914
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.24%             1.26%          1.13%         1.18%         1.66%
   Expenses after custodian
      fee reduction(4)                     1.24%             1.23%          1.12%         1.16%         1.64%
   Net investment income                   4.77%             4.58%          5.13%         4.70%         4.25%
Portfolio Turnover of the
   Portfolio                                  3%               26%            13%           28%           16%
--------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.73% to 4.77%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            FLORIDA FUND -- CLASS A
                                  ---------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.630            $10.010        $10.190      $11.150       $10.640
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.572            $ 0.561        $ 0.535      $ 0.549       $ 0.528
Net realized and unrealized
   gain (loss)                           0.287              0.593         (0.051)      (0.979)        0.532
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.859            $ 1.154        $ 0.484      $(0.430)      $ 1.060
-------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.549)           $(0.534)       $(0.539)     $(0.530)      $(0.550)
From net realized gain                      --                 --         (0.125)          --            --
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.549)           $(0.534)       $(0.664)     $(0.530)      $(0.550)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.940            $10.630        $10.010      $10.190       $11.150
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           8.38%             11.76%          5.05%       (4.02)%       10.20%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $21,866            $14,759        $12,558      $12,818       $11,764
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.86%              0.85%          0.89%        0.75%         0.73%
   Expenses after custodian
      fee reduction(4)                    0.82%              0.79%          0.84%        0.70%         0.69%
   Net investment income                  5.40%              5.38%          5.42%        5.07%         4.82%
Portfolio Turnover of the
   Portfolio                                19%                11%            12%          39%           25%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 5.39% to 5.40%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            FLORIDA FUND -- CLASS B
                                  ----------------------------------------------------------------------------
                                                            YEAR ENDED SEPTEMBER 30,
                                  ----------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999         1998(2)
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 10.900          $ 10.270       $ 10.430      $ 11.420      $ 10.900
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment income                  $  0.507          $  0.495       $  0.479      $  0.466      $  0.447
Net realized and unrealized
   gain (loss)                            0.293             0.603         (0.046)       (1.001)        0.546
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.800          $  1.098       $  0.433      $ (0.535)     $  0.993
--------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------
From net investment income             $ (0.480)         $ (0.468)      $ (0.468)     $ (0.455)     $ (0.473)
From net realized gain                       --                --         (0.125)           --            --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.480)         $ (0.468)      $ (0.593)     $ (0.455)     $ (0.473)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 11.220          $ 10.900       $ 10.270      $ 10.430      $ 11.420
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            7.56%            10.93%          4.38%        (4.84)%        9.30%
--------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $254,603          $257,813       $264,028      $332,227      $442,863
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.61%             1.60%          1.58%         1.58%         1.55%
   Expenses after custodian
      fee reduction(4)                     1.57%             1.54%          1.53%         1.53%         1.51%
   Net investment income                   4.67%             4.64%          4.73%         4.23%         4.01%
Portfolio Turnover of the
   Portfolio                                 19%               11%            12%           39%           25%
--------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.66% to 4.67%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          MASSACHUSETTS FUND -- CLASS A
                                  ------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.550            $ 9.020        $ 9.110        $ 9.940        $ 9.620
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.496            $ 0.484        $ 0.478        $ 0.504        $ 0.493
Net realized and unrealized
   gain (loss)                           0.285              0.531         (0.071)        (0.828)         0.357
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.781            $ 1.015        $ 0.407        $(0.324)       $ 0.850
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income             $(0.481)           $(0.485)       $(0.497)       $(0.506)       $(0.530)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.481)           $(0.485)       $(0.497)       $(0.506)       $(0.530)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.850            $ 9.550        $ 9.020        $ 9.110        $ 9.940
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           8.48%             11.48%          4.70%         (3.42)%         9.07%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $38,857            $26,819        $11,212        $15,825        $13,282
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.82%              0.84%          0.87%          0.70%          0.74%
   Expenses after custodian
      fee reduction(4)                    0.80%              0.80%          0.85%          0.68%          0.72%
   Net investment income                  5.21%              5.10%          5.49%          5.23%          5.04%
Portfolio Turnover of the
   Portfolio                                10%                 8%            15%            24%            28%
----------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 5.17% to 5.21%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          MASSACHUSETTS FUND -- CLASS B
                                  ------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 10.660          $ 10.050       $ 10.130       $ 11.070       $ 10.690
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income                  $  0.476          $  0.461       $  0.468       $  0.470       $  0.468
Net realized and unrealized
   gain (loss)                            0.311             0.608         (0.088)        (0.945)         0.396
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.787          $  1.069       $  0.380       $ (0.475)      $  0.864
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income             $ (0.457)         $ (0.459)      $ (0.460)      $ (0.465)      $ (0.484)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.457)         $ (0.459)      $ (0.460)      $ (0.465)      $ (0.484)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 10.990          $ 10.660       $ 10.050       $ 10.130       $ 11.070
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            7.61%            10.87%          3.93%         (4.44)%         8.28%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $169,602          $163,028       $157,801       $185,540       $225,371
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.57%             1.59%          1.61%          1.57%          1.60%
   Expenses after custodian
      fee reduction(4)                     1.55%             1.55%          1.59%          1.55%          1.58%
   Net investment income                   4.49%             4.41%          4.74%          4.37%          4.32%
Portfolio Turnover of the
   Portfolio                                 10%                8%            15%            24%            28%
----------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.45% to 4.49%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          MASSACHUSETTS FUND -- CLASS I
                                  ------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.870            $ 9.310        $ 9.390        $10.260        $ 9.890
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.534            $ 0.518        $ 0.519        $ 0.528        $ 0.527
Net realized and unrealized
   gain (loss)                           0.281              0.559         (0.079)        (0.869)         0.373
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.815            $ 1.077        $ 0.440        $(0.341)       $ 0.900
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income             $(0.515)           $(0.517)       $(0.520)       $(0.529)       $(0.530)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.515)           $(0.517)       $(0.520)       $(0.529)       $(0.530)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.170            $ 9.870        $ 9.310        $ 9.390        $10.260
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           8.55%             11.87%          4.92%         (3.53)%         9.34%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 8,880            $ 6,957        $ 7,259        $10,311        $11,439
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.62%              0.64%          0.68%          0.64%          0.66%
   Expenses after custodian
      fee reduction(4)                    0.60%              0.60%          0.66%          0.62%          0.64%
   Net investment income                  5.44%              5.36%          5.67%          5.30%          5.24%
Portfolio Turnover of the
   Portfolio                                10%                 8%            15%            24%            28%
----------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 5.40% to 5.44%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          MISSISSIPPI FUND -- CLASS A
                                  ---------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.750            $ 9.310        $ 9.350        $10.060      $ 9.740
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.471            $ 0.469        $ 0.459        $ 0.487      $ 0.474
Net realized and unrealized
   gain (loss)                           0.249              0.441         (0.023)        (0.715)       0.331
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.720            $ 0.910        $ 0.436        $(0.228)     $ 0.805
-------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.470)           $(0.470)       $(0.476)       $(0.482)     $(0.485)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.470)           $(0.470)       $(0.476)       $(0.482)     $(0.485)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.000            $ 9.750        $ 9.310        $ 9.350      $10.060
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           7.64%              9.98%          4.87%         (2.37)%       8.47%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 1,945            $ 2,131        $ 1,269        $ 1,455      $ 1,932
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.90%              0.88%          1.02%          0.70%        0.72%
   Expenses after custodian
      fee reduction(4)                    0.88%              0.83%          1.00%          0.68%        0.70%
   Net investment income                  4.85%              4.88%          5.02%          4.97%        4.77%
Portfolio Turnover of the
   Portfolio                                10%                11%             4%            16%          17%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.010, decrease net realized and unrealized gains per share by $0.010 and increase the ratio of net investment income to average net assets from 4.75% to 4.85%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          MISSISSIPPI FUND -- CLASS B
                                  ---------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.970            $ 9.530        $ 9.560        $10.300      $ 9.970
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.409            $ 0.407        $ 0.404        $ 0.417      $ 0.419
Net realized and unrealized
   gain (loss)                           0.247              0.444         (0.023)        (0.741)       0.337
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.656            $ 0.851        $ 0.381        $(0.324)     $ 0.756
-------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.406)           $(0.411)       $(0.411)       $(0.416)     $(0.426)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.406)           $(0.411)       $(0.411)       $(0.416)     $(0.426)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.220            $ 9.970        $ 9.530        $ 9.560      $10.300
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           6.75%              9.13%          4.14%         (3.25)%       7.75%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $15,202            $14,706        $14,356        $16,300      $18,615
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.65%              1.63%          1.76%          1.51%        1.50%
   Expenses after custodian
      fee reduction(4)                    1.63%              1.58%          1.74%          1.49%        1.48%
   Net investment income                  4.11%              4.15%          4.28%          4.16%        4.12%
Portfolio Turnover of the
   Portfolio                                10%                11%             4%            16%          17%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.010, decrease net realized and unrealized gains per share by $0.010 and increase the ratio of net investment income to average net assets from 4.01% to 4.11%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             NEW YORK FUND -- CLASS A
                                  ------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.610            $ 9.910        $ 9.860        $10.920        $10.510
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.543            $ 0.505        $ 0.515        $ 0.532        $ 0.538
Net realized and unrealized
   gain (loss)                           0.430              0.709          0.061         (0.907)         0.446
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.973            $ 1.214        $ 0.576        $(0.375)       $ 0.984
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income             $(0.513)           $(0.506)       $(0.526)       $(0.534)       $(0.551)
From net realized gain                      --             (0.008)            --         (0.151)        (0.023)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.513)           $(0.514)       $(0.526)       $(0.685)       $(0.574)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $11.070            $10.610        $ 9.910        $ 9.860        $10.920
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           9.49%             12.48%          6.09%         (3.63)%         9.62%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $29,817            $20,429        $11,411        $12,683        $11,720
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.82%              0.85%          0.83%          0.77%          0.77%
   Expenses after custodian
      fee reduction(4)                    0.82%              0.85%          0.83%          0.76%          0.75%
   Net investment income                  5.11%              4.81%          5.29%          5.09%          5.03%
Portfolio Turnover of the
   Portfolio                                 7%                19%            27%            41%            55%
----------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 5.09% to 5.11%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             NEW YORK FUND -- CLASS B
                                  ------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 11.450          $ 10.700       $ 10.640       $ 11.760       $ 11.300
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income                  $  0.502          $  0.459       $  0.474       $  0.483       $  0.488
Net realized and unrealized
   gain (loss)                            0.468             0.763          0.063         (0.972)         0.478
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.970          $  1.222       $  0.537       $ (0.489)      $  0.966
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income             $ (0.470)         $ (0.464)      $ (0.477)      $ (0.480)      $ (0.483)
From net realized gain                       --            (0.008)            --         (0.151)        (0.023)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.470)         $ (0.472)      $ (0.477)      $ (0.631)      $ (0.506)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 11.950          $ 11.450       $ 10.700       $ 10.640       $ 11.760
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            8.70%            11.64%          5.24%         (4.35)%         8.76%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $320,497          $318,217       $323,013       $387,951       $473,396
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.57%             1.61%          1.59%          1.57%          1.58%
   Expenses after custodian
      fee reduction(4)                     1.57%             1.61%          1.59%          1.56%          1.56%
   Net investment income                   4.37%             4.09%          4.54%          4.27%          4.26%
Portfolio Turnover of the
   Portfolio                                  7%               19%            27%            41%            55%
----------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 4.35% to 4.37%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          OHIO FUND -- CLASS A
                                  ---------------------------------------------------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999        1998
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.130            $ 8.920      $ 9.120     $ 9.930     $ 9.680
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.490            $ 0.506      $ 0.506     $ 0.511     $ 0.514
Net realized and unrealized
   gain (loss)                           0.148              0.229       (0.186)     (0.725)      0.249
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.638            $ 0.735      $ 0.320     $(0.214)    $ 0.763
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.478)           $(0.515)     $(0.516)    $(0.513)    $(0.513)
From net realized gain                      --             (0.010)      (0.004)     (0.083)         --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.478)           $(0.525)     $(0.520)    $(0.596)    $(0.513)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.290            $ 9.130      $ 8.920     $ 9.120     $ 9.930
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           7.23%              8.43%        3.74%      (2.31)%      8.07%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $14,526            $12,153      $ 8,052     $ 9,203     $ 6,622
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.84%              0.86%        0.88%       0.77%       0.80%
   Expenses after custodian
      fee reduction(4)                    0.83%              0.85%        0.88%       0.76%       0.78%
   Net investment income                  5.40%              5.50%        5.74%       5.32%       5.25%
Portfolio Turnover of the
   Portfolio                                15%                22%          28%         59%         17%
-------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            OHIO FUND -- CLASS B
                                  ------------------------------------------------------------------------
                                                          YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000         1999         1998
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 10.320          $ 10.080      $ 10.290     $ 11.210     $ 10.930
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $  0.479          $  0.493      $  0.495     $  0.490     $  0.495
Net realized and unrealized
   gain (loss)                            0.154             0.258        (0.201)      (0.832)       0.280
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.633          $  0.751      $  0.294     $ (0.342)    $  0.775
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income             $ (0.463)         $ (0.501)     $ (0.500)    $ (0.495)    $ (0.495)
From net realized gain                       --            (0.010)       (0.004)      (0.083)          --
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.463)         $ (0.511)     $ (0.504)    $ (0.578)    $ (0.495)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 10.490          $ 10.320      $ 10.080     $ 10.290     $ 11.210
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            6.30%             7.66%         3.04%       (3.21)%       7.24%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $167,015          $169,811      $174,964     $206,401     $247,367
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.59%             1.62%         1.65%        1.61%        1.62%
   Expenses after custodian
      fee reduction(4)                     1.58%             1.61%         1.65%        1.60%        1.60%
   Net investment income                   4.67%             4.81%         4.96%        4.50%        4.46%
Portfolio Turnover of the
   Portfolio                                 15%               22%           28%          59%          17%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      RHODE ISLAND FUND -- CLASS A
                                  ---------------------------------------------------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------------
                                      2002(1)(2)          2001        2000        1999(1)        1998
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.710          $ 9.120     $ 9.070       $ 9.940      $ 9.610
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.472          $ 0.474     $ 0.471       $ 0.474      $ 0.471
Net realized and unrealized
   gain (loss)                           0.297            0.582       0.046        (0.872)       0.328
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.769          $ 1.056     $ 0.517       $(0.398)     $ 0.799
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.469)         $(0.466)    $(0.467)      $(0.472)     $(0.469)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.469)         $(0.466)    $(0.467)      $(0.472)     $(0.469)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.010          $ 9.710     $ 9.120       $ 9.070      $ 9.940
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           8.21%           11.80%       5.95%        (4.16)%       8.52%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $10,169          $ 7,630     $ 4,245       $ 3,290      $ 2,200
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.75%            0.74%       0.79%         0.69%        0.69%
   Expenses after custodian
      fee reduction(4)                    0.72%            0.69%       0.76%         0.65%        0.66%
   Net investment income                  4.89%            5.01%       5.27%         4.94%        4.83%
Portfolio Turnover of the
   Portfolio                                13%              14%         15%           18%          24%
-------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 4.87% to 4.89%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      RHODE ISLAND FUND -- CLASS B
                                  ---------------------------------------------------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------------
                                      2002(1)(2)          2001        2000        1999(1)        1998
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.940          $ 9.340     $ 9.280       $10.170      $ 9.840
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.410          $ 0.414     $ 0.414       $ 0.409      $ 0.422
Net realized and unrealized
   gain (loss)                           0.307            0.590       0.048        (0.894)       0.334
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.717          $ 1.004     $ 0.462       $(0.485)     $ 0.756
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.407)         $(0.404)    $(0.402)      $(0.405)     $(0.426)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.407)         $(0.404)    $(0.402)      $(0.405)     $(0.426)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.250          $ 9.940     $ 9.340       $ 9.280      $10.170
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           7.42%           10.96%       5.17%        (4.92)%       7.87%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $44,513          $37,300     $33,316       $37,775      $39,758
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.50%            1.49%       1.56%         1.49%        1.46%
   Expenses after custodian
      fee reduction(4)                    1.47%            1.44%       1.53%         1.45%        1.43%
   Net investment income                  4.14%            4.25%       4.56%         4.15%        4.23%
Portfolio Turnover of the
   Portfolio                                13%              14%         15%           18%          24%
-------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 4.12% to 4.14%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       WEST VIRGINIA FUND -- CLASS A
                                  ------------------------------------------------------------------------
                                                          YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999(2)        1998
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.750          $ 9.290       $ 9.290        $10.120      $ 9.790
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.465          $ 0.479       $ 0.459        $ 0.476      $ 0.504
Net realized and unrealized
   gain (loss)                           0.380            0.448         0.020         (0.821)       0.325
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.845          $ 0.927       $ 0.479        $(0.345)     $ 0.829
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income             $(0.465)         $(0.467)      $(0.479)       $(0.485)     $(0.499)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.465)         $(0.467)      $(0.479)       $(0.485)     $(0.499)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.130          $ 9.750       $ 9.290        $ 9.290      $10.120
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           8.97%           10.16%         5.39%         (3.55)%       8.68%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 3,517          $ 2,931       $ 2,310        $ 1,866      $ 1,839
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.78%            0.78%         0.91%          0.70%        0.66%
   Expenses after custodian
      fee reduction(4)                    0.77%            0.74%         0.89%          0.68%        0.63%
   Net investment income                  4.78%            4.93%         5.02%          4.84%        5.06%
Portfolio Turnover of the
   Portfolio                                19%              12%            7%            32%          16%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 4.75% to 4.78%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       WEST VIRGINIA FUND -- CLASS B
                                  ------------------------------------------------------------------------
                                                          YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999(2)        1998
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.950          $ 9.480       $ 9.470        $10.320      $ 9.970
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.403          $ 0.411       $ 0.402        $ 0.403      $ 0.430
Net realized and unrealized
   gain (loss)                           0.388            0.465         0.019         (0.842)       0.336
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.791          $ 0.876       $ 0.421        $(0.439)     $ 0.766
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income             $(0.401)         $(0.406)      $(0.411)       $(0.411)     $(0.416)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.401)         $(0.406)      $(0.411)       $(0.411)     $(0.416)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.340          $ 9.950       $ 9.480        $ 9.470      $10.320
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           8.17%            9.41%         4.62%         (4.40)%       7.84%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $23,701          $21,775       $22,394        $24,854      $29,824
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.53%            1.53%         1.62%          1.53%        1.48%
   Expenses after custodian
      fee reduction(4)                    1.52%            1.49%         1.60%          1.51%        1.45%
   Net investment income                  4.05%            4.20%         4.32%          4.02%        4.25%
Portfolio Turnover of the
   Portfolio                                19%              12%            7%            32%          16%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 4.02% to 4.05%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-eight Funds, eight of which, each diversified, are included in these financial statements. They include Eaton Vance California Municipals Fund (California Fund), Eaton Vance Florida Municipals Fund (Florida Fund), Eaton Vance Massachusetts Municipals Fund (Massachusetts Fund), Eaton Vance Mississippi Municipals Fund (Mississippi Fund), Eaton Vance New York Municipals Fund (New York Fund), Eaton Vance Ohio Municipals Fund (Ohio Fund), Eaton Vance Rhode Island Municipals Fund (Rhode Island Fund) and Eaton Vance West Virginia Municipals Fund (West Virginia Fund). The California Fund, the Florida Fund, the Mississippi Fund, the New York Fund, the Ohio Fund, the Rhode Island Fund and the West Virginia Fund offer two classes of shares. The Massachusetts Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Class I shares of the Massachusetts Fund are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The California Fund invests its assets in the California Municipals Portfolio, the Florida Fund invests its assets in the Florida Municipals Portfolio, the Massachusetts Fund invests its assets in the Massachusetts Municipals Portfolio, the Mississippi Fund invests its assets in the Mississippi Municipals Portfolio, the New York Fund invests its assets in the New York Municipals Portfolio, the Ohio Fund invests its assets in the Ohio Municipals Portfolio, the Rhode Island Fund invests its assets in the Rhode Island Municipals Portfolio and the West Virginia Fund invests its assets in the West Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at September 30, 2002 for each Fund except Mississippi, Rhode Island and West Virginia which were 99.0%, 99.7% and 99.4%, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective October 1, 2001, the Funds, through their investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Funds, through their investment in the Portfolios, amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Funds' net assets, but resulted in the following reclassification of the components of net assets as of September 30, 2001, based on securities held by the Portfolios as of that date:

                                              INCREASE IN COST  DECREASE IN
                                              OF INVESTMENTS    NET UNREALIZED
    FUND                                      IN PORTFOLIO      APPRECIATION
    --------------------------------------------------------------------------
    California                                $        343,850  $     (343,850)
    Florida                                            139,573        (139,573)
    Massachusetts                                      617,027        (617,027)
    Mississippi                                        100,124        (100,124)
    New York                                           220,750        (220,750)
    Ohio                                                 7,831          (7,831)
    Rhode Island                                        32,297         (32,297)
    West Virginia                                       19,365         (19,365)

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   The effect of this change for the year ended September 30, 2002 was to increase net investment income, decrease net realized gain (loss), and decrease net unrealized appreciation by the following amounts:

                                              NET INVESTMENT  NET REALIZED   NET UNREALIZED
    FUND                                      INCOME          GAIN (LOSS)    APPRECIATION
    ---------------------------------------------------------------------------------------
    California                                $       87,242  $          (9) $      (87,233)
    Florida                                           31,312         (2,448)        (28,864)
    Massachusetts                                     83,714         (2,972)        (80,742)
    Mississippi                                       15,995              -         (15,995)
    New York                                          53,874         (2,655)        (51,219)
    Ohio                                               4,395         (1,663)         (2,732)
    Rhode Island                                       8,568           (917)         (7,651)
    West Virginia                                      8,234         (1,093)         (7,141)

   The statement of change in net assets and financial highlights for the prior periods have not been restated to reflect these changes.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2002, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

    FUND                                      AMOUNT       EXPIRES
    -------------------------------------------------------------------------
    California Fund                           $   723,504  September 30, 2010
                                                1,155,825  September 30, 2009
                                                  663,911  September 30, 2008
                                               17,095,660  September 30, 2004
    Florida Fund                                3,994,644  September 30, 2010
                                                  603,727  September 30, 2009
                                                  863,997  September 30, 2008
    Massachusetts Fund                          1,741,735  September 30, 2010
                                                    2,135  September 30, 2005
                                                7,763,971  September 30, 2004
    Mississippi Fund                               40,090  September 30, 2010
                                                1,377,618  September 30, 2005
    Ohio Fund                                   1,825,374  September 30, 2010
    Rhode Island Fund                              21,737  September 30, 2010
                                                  294,723  September 30, 2009
                                                  184,964  September 30, 2008
                                                   34,703  September 30, 2005
                                                1,523,162  September 30, 2004
                                                  426,784  September 30, 2003
    West Virginia Fund                            211,865  September 30, 2010
                                                  171,534  September 30, 2009
                                                      526  September 30, 2008
                                                  170,463  September 30, 2006
                                                  835,610  September 30, 2005

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Additionally, at September 30, 2002, California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund had net capital losses of $4,237,259, $22,386, $2,309,688, $80,132, $2,821,813, $5,605,093, $58,747 and $120,460,
   respectively, attributable to security transactions incurred after October 31, 2001. These capital losses are treated as arising on the first day of each of the Fund's next taxable year.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of total expenses in the Statements of Operations.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

 F Other -- Investment transactions are accounted for on a trade-date basis.
 G Reclassifications -- Certain prior year amounts have been reclassified to conform to the current year presentation.
2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                   CALIFORNIA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          581,442       485,619
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    35,532        35,241
    Redemptions                                   (345,618)     (297,269)
    --------------------------------------------------------------------
    NET INCREASE                                   271,356       223,591
    --------------------------------------------------------------------

                                                   CALIFORNIA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                        1,761,013     1,942,021
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   406,055       435,138
    Redemptions                                 (2,188,807)   (3,108,705)
    --------------------------------------------------------------------
    NET DECREASE                                   (21,739)     (731,546)
    --------------------------------------------------------------------

                                                     FLORIDA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                        1,169,553       589,751
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    44,080        28,165
    Redemptions                                   (603,707)     (483,736)
    --------------------------------------------------------------------
    NET INCREASE                                   609,926       134,180
    --------------------------------------------------------------------

                                                     FLORIDA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                        1,665,441     1,082,232
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   339,987       353,086
    Redemptions                                 (2,969,615)   (3,497,249)
    --------------------------------------------------------------------
    NET DECREASE                                  (964,187)   (2,061,931)
    --------------------------------------------------------------------

                                                  MASSACHUSETTS FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                        1,425,252     1,915,169
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    86,788        51,807
    Redemptions                                   (374,480)     (403,354)
    --------------------------------------------------------------------
    NET INCREASE                                 1,137,560     1,563,622
    --------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                  MASSACHUSETTS FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                        1,511,804       971,277
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   308,913       315,125
    Redemptions                                 (1,683,479)   (1,684,974)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        137,238      (398,572)
    --------------------------------------------------------------------

                                                  MASSACHUSETTS FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS I                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          164,535        49,186
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     5,233         3,958
    Redemptions                                     (2,065)     (127,833)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        167,703       (74,689)
    --------------------------------------------------------------------

                                                   MISSISSIPPI FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                           59,712        84,796
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     2,947         3,741
    Redemptions                                    (86,683)       (6,273)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        (24,024)       82,264
    --------------------------------------------------------------------

                                                   MISSISSIPPI FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          124,446       112,360
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    24,936        25,432
    Redemptions                                   (137,446)     (169,785)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                         11,936       (31,993)
    --------------------------------------------------------------------

                                                    NEW YORK FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                        1,198,920     1,005,095
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    44,322        26,734
    Redemptions                                   (474,638)     (257,039)
    --------------------------------------------------------------------
    NET INCREASE                                   768,604       774,790
    --------------------------------------------------------------------

                                                    NEW YORK FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                        1,939,213     1,427,613
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   580,689       629,407
    Redemptions                                 (3,478,712)   (4,455,150)
    --------------------------------------------------------------------
    NET DECREASE                                  (958,810)   (2,398,130)
    --------------------------------------------------------------------

                                                      OHIO FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          576,350       472,164
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    34,270        25,634
    Redemptions                                   (377,493)      (69,311)
    --------------------------------------------------------------------
    NET INCREASE                                   233,127       428,487
    --------------------------------------------------------------------

                                                      OHIO FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                        1,103,204       751,024
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   333,530       396,794
    Redemptions                                 (1,976,418)   (2,053,519)
    --------------------------------------------------------------------
    NET DECREASE                                  (539,684)     (905,701)
    --------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                  RHODE ISLAND FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          258,578       345,896
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    25,102        20,833
    Redemptions                                    (53,658)      (46,583)
    --------------------------------------------------------------------
    NET INCREASE                                   230,022       320,146
    --------------------------------------------------------------------

                                                  RHODE ISLAND FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          730,770       520,277
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    84,161        75,408
    Redemptions                                   (223,780)     (411,711)
    --------------------------------------------------------------------
    NET INCREASE                                   591,151       183,974
    --------------------------------------------------------------------

                                                  WEST VIRGINIA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                           38,588        78,344
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    10,377         8,364
    Redemptions                                     (2,388)      (34,796)
    --------------------------------------------------------------------
    NET INCREASE                                    46,577        51,912
    --------------------------------------------------------------------

                                                  WEST VIRGINIA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          209,366        88,552
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    42,463        43,374
    Redemptions                                   (147,389)     (305,609)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        104,440      (173,683)
    --------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations. Except for Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. Effective August 1, 2002, EVM serves as the sub-transfer agent of each Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $7,209, $11,679, $12,322, $1,008, $17,732, $6,848, $3,929 and $1,062 from the California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively, as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2002.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A (Class A Plans) (collectively, the Plans). The Class B Plan requires each Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Funds will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces net assets. For the year ended September 30, 2002, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, paid $1,886,385, $1,220,162, $111,476, $2,331,594, $1,242,757, $296,851 and
   $165,724 respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. The California Fund paid $738,445 representing 0.33% of the Fund's Class B average daily net assets. At September 30, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for California Fund, Florida Fund, Massachusetts

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund were approximately $4,000, $3,436,000, $2,667,000, $561,000,
   $476,000, $1,966,000, $1,501,000 and $650,000, respectively.

   The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.20%, (0.25% for the California Fund) of each Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the year ended September 30, 2002, California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $55,264, $38,768, $59,030, $3,756, $49,271,
   $25,552, $17,499 and $6,150, respectively, for Class A shares and $559,439, $503,058, $325,377, $29,727, $621,759, $331,402, $79,160, and $44,193,
   respectively, for Class B shares.

   Certain officers and Trustees of the Funds are officers or directors of the above organizations.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $141,000, $72,000, $10,000, $237,000, $87,000, $39,000
   and $9,000 of CDSC paid by Class B shareholders of Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively, for the year ended September 30, 2002. EVD also received $124,968 of CDSC paid by Class B shareholders of California Fund of which $96,627 was paid directly to the Fund for days when no Uncovered Distribution Charges existed.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended September 30, 2002 were as follows:

    CALIFORNIA FUND
    ------------------------------------------------------
    Increases                                 $ 23,530,741
    Decreases                                   33,693,524

    FLORIDA FUND
    ------------------------------------------------------
    Increases                                 $ 29,976,952
    Decreases                                   48,969,838

    MASSACHUSETTS FUND
    ------------------------------------------------------
    Increases                                 $ 30,424,890
    Decreases                                   27,829,354

    MISSISSIPPI FUND
    ------------------------------------------------------
    Increases                                 $  1,762,103
    Decreases                                    2,714,747

    NEW YORK FUND
    ------------------------------------------------------
    Increases                                 $ 35,116,666
    Decreases                                   54,825,386

    OHIO FUND
    ------------------------------------------------------
    Increases                                 $ 15,557,638
    Decreases                                   30,657,752

    RHODE ISLAND FUND
    ------------------------------------------------------
    Increases                                 $  9,649,190
    Decreases                                    4,328,005

    WEST VIRGINIA FUND
    ------------------------------------------------------
    Increases                                 $  2,422,477
    Decreases                                    2,313,941

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance California Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund (the Funds) (certain of the series constituting Eaton Vance Municipals Trust) (the Trust) as of September 30, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2002 and 2001 and the financial highlights for each of the years in the five-year period ended September 30, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Eaton Vance Municipals Trust at September 30, 2002, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 8, 2002

CALIFORNIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.4%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 1.6%
-------------------------------------------------------------------------
    $ 4,000        Sacramento Power Authority, (Campbell's
                   Soup), 6.00%, 7/1/22                      $  4,228,960
-------------------------------------------------------------------------
                                                             $  4,228,960
-------------------------------------------------------------------------
Education -- 2.7%
-------------------------------------------------------------------------
    $ 2,500        California Educational Facilities
                   Authority, (Santa Clara University),
                   5.25%, 9/1/26                             $  2,802,400
      4,000        California Educational Facilities
                   Authority, (Stanford University),
                   5.25%, 12/1/32                               4,286,680
-------------------------------------------------------------------------
                                                             $  7,089,080
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 29.8%
-------------------------------------------------------------------------
    $15,000        Foothill/Eastern Corridor Agency, Toll
                   Road Bonds, Escrowed to Maturity, (FSA),
                   0.00%, 1/1/28                             $  4,401,150
      4,000        Foothill/Eastern Transportation Corridor
                   Agency, Escrowed to Maturity,
                   0.00%, 1/1/20                                1,835,960
      1,500        Inland Empire Solid Waste Finance
                   Authority, (FSA), (AMT), Escrowed to
                   Maturity, 6.25%, 8/1/11                      1,778,265
     10,000        Sacramento Cogeneration Authority,
                   (Procter & Gamble), Prerefunded to
                   7/1/05, 6.50%, 7/1/21                       11,581,000
      6,000        Sacramento County, Single Family,
                   (GNMA), (AMT), Escrowed to Maturity,
                   8.25%, 1/1/21                                8,736,840
     14,285        Sacramento County, Single Family,
                   (GNMA), (AMT), Escrowed to Maturity,
                   8.50%, 11/1/16                              20,947,667
     12,000        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/14          7,869,360
      5,765        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/26          1,872,530
     35,975        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/27         11,133,183
      2,000        Southern California Public Power
                   Authority, (FGIC), Escrowed to Maturity,
                   Variable Rate, 7/1/12(1)                     2,181,080
      4,350        Stockton, Wastewater Treatment Plant,
                   (FGIC), Prerefunded to 9/1/04,
                   6.80%, 9/1/24                                4,884,919
-------------------------------------------------------------------------
                                                             $ 77,221,954
-------------------------------------------------------------------------
Hospital -- 4.2%
-------------------------------------------------------------------------
    $ 2,250        California Infrastructure and Economic
                   Development, (Kaiser Hospital),
                   5.50%, 8/1/31                             $  2,369,070
      1,850        California Statewide Communities
                   Development Authority, (Kaiser
                   Permanente), 5.50%, 11/1/32                  1,941,482
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 1,500        California Statewide Communities
                   Development Authority, (Sonoma County
                   Indian Health), 6.40%, 9/1/29             $  1,453,200
        675        Eastern Plumas Health Care District,
                   7.50%, 8/1/07                                  691,848
      2,700        San Benito Health Care District,
                   5.40%, 10/1/20                               2,405,889
      1,000        San Gorgonio Memorial Health Care
                   District, 5.75%, 5/1/20                        878,280
      1,250        Washington Township Health Care
                   District, 5.25%, 7/1/29                      1,297,325
-------------------------------------------------------------------------
                                                             $ 11,037,094
-------------------------------------------------------------------------
Housing -- 1.8%
-------------------------------------------------------------------------
    $ 1,500        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 6.50%, 12/1/29              $  1,496,025
        500        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 7.25%, 12/1/34                   506,740
      1,492        Commerce (Hermitage III Senior
                   Apartments), 6.50%, 12/1/29                  1,468,889
        448        Commerce (Hermitage III Senior
                   Apartments), 6.85%, 12/1/29                    437,207
        645        Oakland Housing Finance Agency,
                   7.10%, 1/1/10                                  656,313
-------------------------------------------------------------------------
                                                             $  4,565,174
-------------------------------------------------------------------------
Industrial Development Revenue -- 1.0%
-------------------------------------------------------------------------
    $ 2,750        California Pollution Control Financing
                   Authority, (Browning Ferris Industries),
                   (AMT), 5.80%, 12/1/16                     $  2,556,372
-------------------------------------------------------------------------
                                                             $  2,556,372
-------------------------------------------------------------------------
Insured-Education -- 0.6%
-------------------------------------------------------------------------
    $ 1,330        Puerto Rico ITEM & EC, Residual
                   Certificates, (MBIA), Variable Rate,
                   7/1/33(2)(3)                              $  1,478,933
-------------------------------------------------------------------------
                                                             $  1,478,933
-------------------------------------------------------------------------
Insured-Electric Utilities -- 10.1%
-------------------------------------------------------------------------
    $ 4,100        California Pollution Control Financing
                   Authority, (San Diego Gas and Electric),
                   (MBIA), 5.90%, 6/1/14                     $  5,044,271
      5,000        California Pollution Control Financing
                   Authority, PCR, (Pacific Gas and
                   Electric), (MBIA), (AMT),
                   5.35%, 12/1/16                               5,525,600
        500        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(2)(3)            598,985

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Electric Utilities (continued)
-------------------------------------------------------------------------
    $ 1,500        Sacramento Municipal Electric Utility
                   District, (FSA), 5.00%, 8/15/28           $  1,569,540
      2,000        Sacramento Power Authority, (MBIA),
                   6.00%, 7/1/22                                2,309,480
      7,070        Southern California Public Power
                   Authority, (MBIA), 0.00%, 7/1/15             4,205,589
      6,915        Southern California Public Power
                   Authority, (MBIA), 5.00%, 1/1/20             6,953,586
-------------------------------------------------------------------------
                                                             $ 26,207,051
-------------------------------------------------------------------------
Insured-General Obligations -- 3.1%
-------------------------------------------------------------------------
    $ 2,500        California, Residual Certificates,
                   (AMBAC), Variable Rate, 10/1/30(2)(3)     $  3,127,750
      2,285        Merced Unified School District, (FGIC),
                   0.00%, 8/1/19                                1,058,184
      3,300        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(2)(3)                                 3,957,030
-------------------------------------------------------------------------
                                                             $  8,142,964
-------------------------------------------------------------------------
Insured-Hospital -- 1.9%
-------------------------------------------------------------------------
    $ 2,550        California Statewide Communities
                   Development Authority, (Children's
                   Hospital Los Angeles), (MBIA),
                   5.25%, 8/15/29                            $  2,701,623
      1,640        California Statewide Communities
                   Development Authority, (Sutter Health),
                   (FSA), Variable Rate, 8/15/27(2)(3)          2,158,716
-------------------------------------------------------------------------
                                                             $  4,860,339
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 4.1%
-------------------------------------------------------------------------
    $11,280        Anaheim Public Financing Authority,
                   (Public Improvements), (FSA),
                   0.00%, 9/1/30                             $  2,791,349
      6,500        Anaheim Public Financing Authority,
                   (Public Improvements), (FSA),
                   0.00%, 9/1/22                                2,488,265
     13,985        Visalia Unified School District, (MBIA),
                   0.00%, 12/1/17                               5,313,461
-------------------------------------------------------------------------
                                                             $ 10,593,075
-------------------------------------------------------------------------
Insured-Transportation -- 1.5%
-------------------------------------------------------------------------
    $ 1,000        Los Angeles County, Metropolitan
                   Transportation Authority, (FGIC),
                   5.25%, 7/1/30                             $  1,063,740
      2,195        San Francisco City and County Airports,
                   (International Airport), (FSA),
                   4.75%, 5/1/29                                2,220,703
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Transportation (continued)
-------------------------------------------------------------------------
    $ 1,800        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   (MBIA), 0.00%, 1/15/24                    $    626,994
-------------------------------------------------------------------------
                                                             $  3,911,437
-------------------------------------------------------------------------
Insured-Water and Sewer -- 5.6%
-------------------------------------------------------------------------
    $ 1,670        California Water Resources, (Central
                   Valley), (FGIC), Variable Rate,
                   12/1/28(2)(3)                             $  1,838,319
      5,000        East Bay, Municipal Utilities District,
                   Water System, (MBIA), Variable Rate,
                   6/1/08(1)                                    5,363,700
      3,000        Metropolitan Water District, (Southern
                   California Waterworks), (MBIA), Variable
                   Rate, 7/1/27(2)(3)                           3,183,990
      3,000        San Diego County Water Authority,
                   (FGIC), Variable Rate, 4/22/09(1)            4,026,240
-------------------------------------------------------------------------
                                                             $ 14,412,249
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 20.0%
-------------------------------------------------------------------------
    $ 6,500        California Public Works, (University of
                   California), 5.00%, 6/1/23                $  6,518,850
      5,000        California Public Works, (University of
                   California), 5.25%, 6/1/20                   5,673,500
      6,500        California Public Works, (University of
                   California), 5.50%, 6/1/14(4)                7,712,315
      5,115        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/16                                2,805,884
      1,925        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/17                                  991,433
      5,000        Los Angeles County, (Disney Parking),
                   0.00%, 9/1/17                                2,516,550
      5,370        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/18                                2,597,899
      3,100        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/20                                1,323,762
      7,000        Los Angeles County, (Marina Del Ray),
                   6.50%, 7/1/08                                7,289,240
      8,000        Pasadena Parking Facility,
                   6.25%, 1/1/18                                9,827,600
      4,000        Sacramento City Financing Authority,
                   5.40%, 11/1/20                               4,546,360
-------------------------------------------------------------------------
                                                             $ 51,803,393
-------------------------------------------------------------------------
Special Tax Revenue -- 9.4%
-------------------------------------------------------------------------
    $ 2,500        Bonita Canyon Public Financing
                   Authority, 5.375%, 9/1/28                 $  2,502,025
      2,600        Capistrano Unified School District,
                   5.75%, 9/1/29                                2,660,840
      1,850        Contra Costa Public Financing Authority,
                   7.10%, 8/1/22                                1,889,812
      1,835        Corona Public Financing Authority,
                   5.80%, 9/1/20                                1,845,625
      1,500        Corona-Norco Unified School District
                   Public Financing Authority,
                   6.125%, 9/1/31                               1,545,480

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Special Tax Revenue (continued)
-------------------------------------------------------------------------
    $ 1,715        Fairfield Improvement Bond Act 1915,
                   (North Cordelia District),
                   7.375%, 9/2/18                            $  1,781,028
      3,325        Irvine Improvement Bond Act 1915,
                   (Assessment District North 97-16, Group
                   Two), 5.50%, 9/2/22                          3,360,777
      2,345        Lincoln Public Financing Authority,
                   Improvement Bond Act 1915, (Twelve
                   Bridges), 6.20%, 9/2/25                      2,454,512
        995        Roseville Special Tax, 6.30%, 9/1/25         1,041,397
      2,300        Santa Margarita Water District,
                   6.20%, 9/1/20                                2,409,043
      1,000        Santaluz Community Facilities District
                   No. 2, 6.20%, 9/1/30                         1,030,670
      1,000        Torrance Redevelopment Agency,
                   5.625%, 9/1/28                               1,012,050
        900        Whittier Public Financing Authority,
                   (Greenleaf Avenue Redevelopment),
                   5.50%, 11/1/23                                 921,294
-------------------------------------------------------------------------
                                                             $ 24,454,553
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.4%
   (identified cost $211,197,762)                            $252,562,628
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.6%                       $  6,839,329
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $259,401,957
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2002, 32.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.2% to 17.1% of total investments.

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Electric Utilities -- 6.3%
-------------------------------------------------------------------------
    $ 4,650        Hillsborough County IDA, (Tampa Electric
                   Co.), 5.50%, 10/1/23                      $  4,877,896
      6,275        Jacksonville Electric Power Authority,
                   5.25%, 10/1/39                               6,557,249
      6,000        Jea Electric System, 4.875%, 10/1/37         6,011,340
-------------------------------------------------------------------------
                                                             $ 17,446,485
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 11.5%
-------------------------------------------------------------------------
    $ 6,895        Atlantic Beach, (Fleet Landing),
                   Prerefunded to 10/1/04, 8.00%, 10/1/24    $  7,966,966
      9,225        Dade County, (Baptist Hospital of
                   Miami), Escrowed to Maturity,
                   5.75%, 5/1/21                               10,819,080
      3,835        Dade County, Professional Sports
                   Franchise, (MBIA), Escrowed to Maturity,
                   0.00%, 10/1/23                               1,370,744
      1,675        Florida Mid-Bay Bridge Authority,
                   Escrowed to Maturity, 6.875%, 10/1/22        2,216,511
      5,600        St. Lucie Utility System, Escrowed to
                   Maturity, 6.00%, 10/1/20                     6,828,360
      2,150        Tampa Bay Water Utility System, (FGIC),
                   Prerefunded to 10/1/11, 5.60%, 10/1/19       2,551,770
-------------------------------------------------------------------------
                                                             $ 31,753,431
-------------------------------------------------------------------------
General Obligations -- 3.2%
-------------------------------------------------------------------------
    $ 1,000        Florida, Variable Rate, 7/1/27(1)(2)      $  1,046,290
      6,500        Florida Board of Education,
                   4.75%, 6/1/22                                6,550,765
      2,300        Puerto Rico, 0.00%, 7/1/18                   1,183,994
-------------------------------------------------------------------------
                                                             $  8,781,049
-------------------------------------------------------------------------
Health Care-Miscellaneous -- 1.8%
-------------------------------------------------------------------------
    $ 5,000        Osceola County IDA Community Pooled
                   Loan-93, 7.75%, 7/1/17                    $  5,122,900
-------------------------------------------------------------------------
                                                             $  5,122,900
-------------------------------------------------------------------------
Hospital -- 5.4%
-------------------------------------------------------------------------
    $ 2,795        Cape Canaveral Hospital District,
                   5.25%, 1/1/28                             $  2,844,499
      1,000        Halifax Medical Center, 7.25%, 10/1/24       1,082,680
      2,750        Jacksonville, EDA, (Mayo Clinic),
                   5.50%, 11/15/36                              2,913,185
      1,250        Lakeland Hospital System, (Lakeland
                   Regional Health System),
                   5.50%, 11/15/32                              1,273,362
      4,000        Orange County Health Facilities
                   Authority, (Adventist Health System),
                   5.625%, 11/15/32                             4,138,480
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 2,500        West Orange Healthcare District,
                   5.80%, 2/1/31                             $  2,577,350
-------------------------------------------------------------------------
                                                             $ 14,829,556
-------------------------------------------------------------------------
Housing -- 4.1%
-------------------------------------------------------------------------
    $    50        Escambia County Housing Finance
                   Authority, Single Family, (GNMA), (AMT),
                   6.90%, 10/1/21                            $     52,850
         60        Escambia County Housing Finance
                   Authority, Single Family, (GNMA), (AMT),
                   6.95%, 10/1/27                                  63,345
      1,800        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20         1,878,390
        325        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 9.50%, 8/15/05           325,809
        805        Florida Housing Finance Authority,
                   6.35%, 6/1/14                                  830,285
      2,100        Florida Housing Finance Authority,
                   (AMT), 6.35%, 7/1/28                         2,224,635
      5,805        Orange County Health System Authority,
                   (Adventist Health System),
                   6.60%, 4/1/28                                6,085,730
-------------------------------------------------------------------------
                                                             $ 11,461,044
-------------------------------------------------------------------------
Industrial Development Revenue -- 1.0%
-------------------------------------------------------------------------
    $ 2,875        Broward County IDR, (Lynxs Cargoport),
                   (AMT), 6.75%, 6/1/19                      $  2,684,273
-------------------------------------------------------------------------
                                                             $  2,684,273
-------------------------------------------------------------------------
Insured-Electric Utilities -- 1.2%
-------------------------------------------------------------------------
    $ 1,540        Manatee County Public Utility, (FGIC),
                   0.00%, 10/1/12                            $  1,079,355
      2,200        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)     2,333,122
-------------------------------------------------------------------------
                                                             $  3,412,477
-------------------------------------------------------------------------
Insured-Health Care Miscellaneous -- 0.2%
-------------------------------------------------------------------------
    $   438        Alachua County Health Facility, (Mental
                   Health Services), (FSA), 7.75%, 7/1/10    $    450,010
-------------------------------------------------------------------------
                                                             $    450,010
-------------------------------------------------------------------------
Insured-Hospital -- 8.3%
-------------------------------------------------------------------------
    $ 8,000        Charlotte County Health Care,
                   (Bon-Secours Health System), (FSA),
                   Variable Rate, 8/26/27(1)                 $  8,613,920
      3,300        Miami-Dade County, Health Facilities
                   Authority, (Miami Children's Hospital),
                   (AMBAC), 5.125%, 8/15/26                     3,445,398

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Hospital (continued)
-------------------------------------------------------------------------
    $ 9,500        Sarasota County Public Hospital Board,
                   (Sarasota Memorial Hospital), (MBIA),
                   5.50%, 7/1/28                             $ 10,923,385
-------------------------------------------------------------------------
                                                             $ 22,982,703
-------------------------------------------------------------------------
Insured-Housing -- 4.6%
-------------------------------------------------------------------------
    $ 3,000        Florida HFA, (Brittany of Rosemont),
                   (AMBAC), (AMT), 6.875%, 8/1/26            $  3,168,930
      6,530        Florida HFA, (Maitland Club Apartments),
                   (AMBAC), (AMT), 6.875%, 8/1/26               6,897,704
      2,655        Lee County Housing Finance, SCA
                   Multifamily, (FSA), (AMT),
                   7.05%, 1/1/30                                2,802,140
-------------------------------------------------------------------------
                                                             $ 12,868,774
-------------------------------------------------------------------------
Insured-Miscellaneous -- 0.4%
-------------------------------------------------------------------------
    $ 1,110        Escambia County, (MBIA), 7.20%, 1/1/15    $  1,120,667
-------------------------------------------------------------------------
                                                             $  1,120,667
-------------------------------------------------------------------------
Insured-Pooled Loans -- 0.2%
-------------------------------------------------------------------------
    $   630        Osceola County IDA, Community Provider
                   Pooled Loan Program, (FSA),
                   7.75%, 7/1/10                             $    641,655
-------------------------------------------------------------------------
                                                             $    641,655
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 13.2%
-------------------------------------------------------------------------
    $ 2,115        Dade County, Residual Certificates,
                   (AMBAC), Variable Rate, 10/1/35(2)(3)     $  2,266,201
      9,000        Jacksonville Capital Improvements,
                   (AMBAC), 5.00%, 10/1/30                      9,326,250
      1,000        Jacksonville Excise Tax, (FGIC), (AMT),
                   0.00%, 10/1/11                                 703,490
      2,000        Jacksonville Excise Tax, (FGIC), (AMT),
                   0.00%, 10/1/12                               1,335,940
      1,185        Opa-Locka Sales Tax, (FGIC),
                   7.00%, 1/1/14                                1,284,670
      1,500        Orange County Tourist Development,
                   (AMBAC), 5.125%, 10/1/30                     1,568,895
      1,250        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(1)(2)         1,336,463
      2,000        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/10                               1,528,860
      1,760        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/12                               1,233,549
      2,840        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/14                               1,770,683
      4,000        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/15                               2,343,320
      4,140        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/16                               2,277,083
      2,525        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/17                               1,307,521
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
-------------------------------------------------------------------------
    $ 2,000        Tampa Utility Tax, (AMBAC),
                   0.00%, 10/1/18                            $    971,260
      6,800        Tampa Utility Tax, (AMBAC),
                   0.00%, 4/1/19                                3,176,892
      5,000        Tampa Utility Tax, (AMBAC),
                   0.00%, 10/1/19                               2,282,700
      4,000        Tampa Utility Tax, (AMBAC),
                   0.00%, 10/1/20                               1,719,520
-------------------------------------------------------------------------
                                                             $ 36,433,297
-------------------------------------------------------------------------
Insured-Transportation -- 15.3%
-------------------------------------------------------------------------
    $ 3,475        Dade County Aviation Facilities, (MBIA),
                   (AMT), 6.00%, 10/1/24                     $  3,760,749
      4,000        Dade County Aviation Facilities, (MBIA),
                   (AMT), 6.55%, 10/1/13                        4,093,520
     10,000        Florida Turnpike Authority, (Department
                   of Transportation), (FGIC),
                   4.50%, 7/1/27(4)                             9,798,900
      6,250        Florida Turnpike Authority, (FSA),
                   4.50%, 7/1/28                                6,117,063
      2,900        Greater Orlando Aviation Authority,
                   (FGIC), (AMT), Variable Rate,
                   10/1/18(2)(3)                                3,421,391
      2,000        Orlando and Orange County Expressway
                   Authority, (FGIC), 8.25%, 7/1/14             2,856,040
      5,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              5,108,450
      6,300        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.50%, 7/1/36             7,152,138
-------------------------------------------------------------------------
                                                             $ 42,308,251
-------------------------------------------------------------------------
Insured-Water and Sewer -- 9.6%
-------------------------------------------------------------------------
    $ 1,500        Cocoa Water and Sewer, (FGIC),
                   4.50%, 10/1/26                            $  1,470,855
      5,000        Fort Myers Utility, (FGIC), Variable
                   Rate, 10/1/29(1)                             5,777,500
      2,000        Miami Beach, Storm Water, (FGIC),
                   5.375%, 9/1/30                               2,134,140
     10,525        Sunrise Utilities Systems, (AMBAC),
                   5.00%, 10/1/28                              11,105,875
      1,360        Tallahassee, Consolidated Utility
                   System, (FGIC), 5.50%, 10/1/19               1,585,094
      1,000        Tampa Bay Water Utility System, (FGIC),
                   4.75%, 10/1/27                               1,005,360
      3,375        Tampa Bay Water Utility System, (FGIC),
                   Variable Rate, 10/1/27(1)(2)                 3,411,146
-------------------------------------------------------------------------
                                                             $ 26,489,970
-------------------------------------------------------------------------
Nursing Home -- 3.8%
-------------------------------------------------------------------------
    $ 5,075        Dade County IDA, (Gramercy Park Nursing
                   Care), (FHA), 6.60%, 8/1/23               $  5,293,631
      2,855        Okaloosa County, Retirement Rental
                   Housing, (Encore Retirement Partners),
                   6.125%, 2/1/14                               2,576,552

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Nursing Home (continued)
-------------------------------------------------------------------------
    $ 3,500        Orange County Health Facilities
                   Authority, (Westminister Community
                   Care), 6.60%, 4/1/24                      $  2,625,000
-------------------------------------------------------------------------
                                                             $ 10,495,183
-------------------------------------------------------------------------
Other Revenue -- 0.7%
-------------------------------------------------------------------------
    $ 2,000        Capital Trust Agency, (Seminole Tribe
                   Convention), 10.00%, 10/1/33              $  2,030,400
-------------------------------------------------------------------------
                                                             $  2,030,400
-------------------------------------------------------------------------
Senior Living / Life Care -- 3.0%
-------------------------------------------------------------------------
    $   500        Lee County IDA, (Shell Point Village),
                   5.50%, 11/15/21                           $    481,035
      2,775        Lee County IDA, (Shell Point Village),
                   5.50%, 11/15/29                              2,602,395
      3,955        North Miami Health Facilities Authority,
                   (Imperial Club), 6.75%, 1/1/33               3,474,547
      1,750        Plantation Health Facilities Authority,
                   (Covenant Village of Florida),
                   5.125%, 12/1/22                              1,685,968
-------------------------------------------------------------------------
                                                             $  8,243,945
-------------------------------------------------------------------------
Special Tax Revenue -- 3.6%
-------------------------------------------------------------------------
    $   950        Fleming Island Plantation Community
                   Development District, 6.30%, 2/1/05       $    960,308
      1,170        Lexington Oaks Community Development
                   District, 7.20%, 5/1/30                      1,233,356
      1,235        Longleaf Community Development District,
                   6.20%, 5/1/09                                1,145,092
      1,670        Longleaf Community Development District,
                   6.65%, 5/1/20                                1,488,471
      1,015        Northern Palm Beach County, (Water
                   Control and Improvements),
                   6.00%, 8/1/25                                1,037,472
      3,325        University Square Community Development
                   District, 6.75%, 5/1/20                      3,470,934
        685        Vista Lakes Community Development
                   District, 7.20%, 5/1/32                        720,250
-------------------------------------------------------------------------
                                                             $ 10,055,883
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Transportation -- 1.1%
-------------------------------------------------------------------------
    $ 3,000        Florida Mid-Bay Bridge Authority,
                   6.125%, 10/1/22                           $  3,115,860
-------------------------------------------------------------------------
                                                             $  3,115,860
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.5%
   (identified cost $246,848,415)                            $272,727,813
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                       $  4,015,300
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $276,743,113
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2002, 55.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 9.6% to 17.3% of total investments.

 (1)  Security has been issued as an inverse floater bond.

 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (3)  Security has been issued as a leveraged inverse floater bond.

 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 9.6%
-------------------------------------------------------------------------
    $ 2,190        Massachusetts Development Finance
                   Agency, (Belmont Hill School),
                   5.00%, 9/1/31                             $  2,237,085
      5,000        Massachusetts Development Finance
                   Agency, (Boston University),
                   5.45%, 5/15/59                               5,107,150
      1,000        Massachusetts Development Finance
                   Agency, (Wheeler School),
                   6.50%, 12/1/29                               1,060,610
      5,000        Massachusetts HEFA, (Harvard
                   University), 5.00%, 7/15/35                  5,174,050
      2,000        Massachusetts HEFA, (Harvard
                   University), 5.125%, 7/15/37                 2,084,780
      2,000        Massachusetts IFA, (Belmont Hill
                   School), 5.25%, 9/1/28                       2,030,320
      1,220        Massachusetts IFA, (Dana Hall),
                   5.90%, 7/1/27                                1,241,521
      2,000        Massachusetts IFA, (St. Johns High
                   School, Inc.), 5.35%, 6/1/28                 1,977,540
-------------------------------------------------------------------------
                                                             $ 20,913,056
-------------------------------------------------------------------------
Electric Utilities -- 4.0%
-------------------------------------------------------------------------
    $ 3,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                             $  1,606,170
     13,230        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                7,083,210
-------------------------------------------------------------------------
                                                             $  8,689,380
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 12.3%
-------------------------------------------------------------------------
    $ 2,000        Massachusetts HEFA, (Daughters of
                   Charity Health System), Prerefunded to
                   7/1/06, 6.10%, 7/1/14                     $  2,176,360
      2,255        Massachusetts HEFA, (Sisters of
                   Providence Health System), Prerefunded
                   to 11/15/04, 6.50%, 11/15/08                 2,315,434
        200        Massachusetts Turnpike Authority,
                   (MBIA), Escrowed to Maturity,
                   5.00%, 1/1/20                                  220,134
     20,000        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, 5.00%, 1/1/20         22,055,000
-------------------------------------------------------------------------
                                                             $ 26,766,928
-------------------------------------------------------------------------
General Obligations -- 2.3%
-------------------------------------------------------------------------
    $ 4,545        Massachusetts, 5.25%, 11/1/30             $  4,824,427
        105        Nantucket, 6.80%, 12/1/11                      107,554
-------------------------------------------------------------------------
                                                             $  4,931,981
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Health Care-Miscellaneous -- 10.2%
-------------------------------------------------------------------------
    $ 8,000        Massachusetts IFA, (Biomedical Research
                   Corp.), 0.00%, 8/1/08                     $  6,635,520
      9,000        Massachusetts IFA, (Biomedical Research
                   Corp.), 0.00%, 8/1/09                        7,109,100
     11,000        Massachusetts IFA, (Biomedical Research
                   Corp.), 0.00%, 8/1/10                        8,272,330
-------------------------------------------------------------------------
                                                             $ 22,016,950
-------------------------------------------------------------------------
Hospital -- 8.5%
-------------------------------------------------------------------------
    $ 1,000        Massachusetts HEFA, (Berkshire Health
                   System), 6.25%, 10/1/31                   $  1,038,280
      1,600        Massachusetts HEFA, (Cape Cod
                   Healthcare), 5.45%, 11/15/23                 1,572,896
      3,300        Massachusetts HEFA, (Central New England
                   Health Systems), 6.125%, 8/1/13              3,202,452
      3,610        Massachusetts HEFA, (Jordan Hospital),
                   5.25%, 10/1/23                               3,410,439
      1,465        Massachusetts HEFA, (Jordan Hospital),
                   5.375%, 10/1/28                              1,387,926
      1,020        Massachusetts HEFA, (Jordan Hospital),
                   6.875%, 10/1/15                              1,041,358
        800        Massachusetts HEFA,
                   (Milford-Whitinsville Hospital),
                   5.25%, 7/15/18                                 771,160
      1,720        Massachusetts HEFA,
                   (Milford-Whitinsville Hospital),
                   5.375%, 7/15/28                              1,587,061
        250        Massachusetts HEFA,
                   (Milford-Whitinsville Hospital),
                   6.35%, 7/15/32                                 259,325
      4,100        Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29                       4,193,480
-------------------------------------------------------------------------
                                                             $ 18,464,377
-------------------------------------------------------------------------
Industrial Development Revenue -- 2.6%
-------------------------------------------------------------------------
    $ 2,325        Massachusetts IFA, (American Hingham
                   Water Co.), (AMT), 6.60%, 12/1/15         $  2,417,837
      3,000        Massachusetts IFA, (American Hingham
                   Water Co.), (AMT), 6.90%, 12/1/29            3,141,810
-------------------------------------------------------------------------
                                                             $  5,559,647
-------------------------------------------------------------------------
Insured-Education -- 9.3%
-------------------------------------------------------------------------
    $ 1,000        Massachusetts Development Finance
                   Agency, (Merrimack College), (MBIA),
                   5.20%, 7/1/32                             $  1,053,890
      1,000        Massachusetts Development Finance
                   Agency, (WGBH Educational Foundation),
                   (AMBAC), 5.375%, 1/1/42                      1,070,920
      1,150        Massachusetts HEFA, (Berklee College of
                   Music), (MBIA), Variable Rate,
                   10/1/27(1)(2)                                1,226,383

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Education (continued)
-------------------------------------------------------------------------
    $   445        Massachusetts HEFA, (Berklee College of
                   Music), (MBIA), 7.20%, 7/1/09             $    452,120
      1,000        Massachusetts HEFA, (Brandeis
                   University), (MBIA), 4.75%, 10/1/28          1,004,360
      2,500        Massachusetts HEFA, (Brandeis
                   University), (MBIA), 5.00%, 10/1/26          2,590,750
      1,000        Massachusetts HEFA, (Northeastern
                   University), (MBIA), 5.00%, 10/1/28          1,032,340
      2,000        Massachusetts HEFA, (UMass Worcester
                   Campus), (FGIC), 5.25%, 10/1/31              2,118,380
      1,000        Massachusetts IFA, (College of the Holy
                   Cross), (MBIA), 5.00%, 9/1/23                1,037,350
      3,080        Massachusetts IFA, (College of the Holy
                   Cross), (MBIA), 5.625%, 3/1/26               3,301,914
      5,300        Massachusetts IFA, (Tufts University),
                   (MBIA), 4.75%, 2/15/28                       5,328,408
-------------------------------------------------------------------------
                                                             $ 20,216,815
-------------------------------------------------------------------------
Insured-Electric Utilities -- 1.1%
-------------------------------------------------------------------------
    $ 2,000        Puerto Rico Electric Power Authority,
                   RITES, (FSA), Variable Rate,
                   7/1/20(2)(3)                              $  2,395,940
-------------------------------------------------------------------------
                                                             $  2,395,940
-------------------------------------------------------------------------
Insured-General Obligations -- 2.7%
-------------------------------------------------------------------------
    $ 2,600        Ipswich, (FGIC), 5.00%, 11/15/19          $  2,763,488
        500        Plymouth, (MBIA), 5.25%, 10/15/20              548,380
      1,200        Puerto Rico Public Buildings Authority,
                   Government Facility Revenue, (XLCA),
                   5.25%, 7/1/36                                1,280,592
      1,290        Puerto Rico, (AMBAC), 4.50%, 7/1/23          1,292,012
-------------------------------------------------------------------------
                                                             $  5,884,472
-------------------------------------------------------------------------
Insured-Hospital -- 7.0%
-------------------------------------------------------------------------
    $ 3,750        Massachusetts HEFA, (Beth Israel
                   Hospital), (AMBAC), (AMT), Variable
                   Rate, 7/1/25(1)                           $  3,914,437
      1,000        Massachusetts HEFA, (Caregroup), (MBIA),
                   4.75%, 7/1/20                                1,009,300
        750        Massachusetts HEFA, (Harvard Pilgrim
                   Health), (FSA), 5.00%, 7/1/05                  803,797
      2,600        Massachusetts HEFA, (St. Luke's
                   Hospital), (MBIA), Variable Rate,
                   8/15/13(1)                                   2,798,640
      2,600        Massachusetts HEFA, (St. Luke's
                   Hospital), (MBIA), Variable Rate,
                   8/15/23(1)                                   2,775,474
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Hospital (continued)
-------------------------------------------------------------------------
    $ 3,000        Massachusetts HEFA, (The Medical Center
                   of Central Massachusetts), (AMBAC),
                   Variable Rate, 6/23/22(1)                 $  3,809,790
-------------------------------------------------------------------------
                                                             $ 15,111,438
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.9%
-------------------------------------------------------------------------
    $ 4,000        Massachusetts Development Finance
                   Agency, (MBIA), 5.125%, 2/1/34            $  4,169,080
-------------------------------------------------------------------------
                                                             $  4,169,080
-------------------------------------------------------------------------
Insured-Transportation -- 7.3%
-------------------------------------------------------------------------
    $19,000        Massachusetts Turnpike Authority,
                   (MBIA), 0.00%, 1/1/28                     $  5,379,280
     10,750        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, (MBIA),
                   0.00%, 1/1/22                                4,240,875
      1,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              1,021,690
      3,000        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38             3,065,070
      2,000        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.00%, 7/1/36             2,123,760
-------------------------------------------------------------------------
                                                             $ 15,830,675
-------------------------------------------------------------------------
Miscellaneous -- 0.9%
-------------------------------------------------------------------------
    $ 1,485        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/34(2)(3)   $  1,989,068
-------------------------------------------------------------------------
                                                             $  1,989,068
-------------------------------------------------------------------------
Nursing Home -- 2.6%
-------------------------------------------------------------------------
    $ 2,400        Massachusetts HEFA, (Christopher House),
                   6.875%, 1/1/29                            $  2,316,432
      3,225        Massachusetts IFA, (Age Institute of
                   Massachusetts), 8.05%, 11/1/25               3,268,860
-------------------------------------------------------------------------
                                                             $  5,585,292
-------------------------------------------------------------------------
Pooled Loans -- 1.1%
-------------------------------------------------------------------------
    $ 2,000        New England Educational Loan Marketing
                   Corp., (AMT), 6.90%, 11/1/09              $  2,305,420
-------------------------------------------------------------------------
                                                             $  2,305,420
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Senior Living / Life Care -- 1.6%
-------------------------------------------------------------------------
    $ 1,500        Massachusetts IFA, (Briscoe House),
                   (FHA), 7.125%, 2/1/36                     $  1,692,270
      1,870        Massachusetts IFA, (Forge Hill), (AMT),
                   6.75%, 4/1/30                                1,752,901
-------------------------------------------------------------------------
                                                             $  3,445,171
-------------------------------------------------------------------------
Solid Waste -- 1.6%
-------------------------------------------------------------------------
    $ 3,250        Massachusetts IFA, Resource Recovery,
                   (Ogden Haverhill), (AMT), 5.60%, 12/1/19  $  2,891,233
        510        Pittsfield, Solid Waste Disposal, (Vicon
                   Recovery Associates), 7.95%, 11/1/04           510,536
-------------------------------------------------------------------------
                                                             $  3,401,769
-------------------------------------------------------------------------
Special Tax Revenue -- 0.6%
-------------------------------------------------------------------------
    $ 1,250        Massachusetts Bay Transportation
                   Authority, Sales Tax, 5.50%, 7/1/30       $  1,340,675
-------------------------------------------------------------------------
                                                             $  1,340,675
-------------------------------------------------------------------------
Transportation -- 1.7%
-------------------------------------------------------------------------
    $ 3,500        Massachusetts Bay Transportation
                   Authority, Variable Rate, 3/1/27(1)(2)    $  3,666,740
-------------------------------------------------------------------------
                                                             $  3,666,740
-------------------------------------------------------------------------
Water and Sewer -- 8.6%
-------------------------------------------------------------------------
    $12,185        Boston IDA, (Harbor Electric Energy
                   Co.), (AMT), 7.375%, 5/15/15(4)           $ 12,357,296
      1,500        Massachusetts Water Resources Authority,
                   5.25%, 3/1/13                                1,550,130
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Water and Sewer (continued)
-------------------------------------------------------------------------

    $ 4,165        Massachusetts Water Resources Authority,
                   5.25%, 12/1/15                            $  4,797,664
-------------------------------------------------------------------------
                                                             $ 18,705,090
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.5%
   (identified cost $190,948,574)                            $211,389,964
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.5%                       $  5,394,534
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $216,784,498
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2002, 30.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.6% to 20.5% of total investments.

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSISSIPPI MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.9%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------
Education -- 3.1%
---------------------------------------------------------------------------
      $  470          University of Mississippi Educational
                      Building Corp., 6.20%, 6/1/16             $   546,131
---------------------------------------------------------------------------
                                                                $   546,131
---------------------------------------------------------------------------
Electric Utilities -- 3.1%
---------------------------------------------------------------------------
      $  250          Mississippi Business Finance Corp.,
                      (System Energy Resources, Inc.),
                      5.90%, 5/1/22                             $   234,550
         300          Warren County, (Mississippi Power &
                      Light), 7.00%, 4/1/22                         310,308
---------------------------------------------------------------------------
                                                                $   544,858
---------------------------------------------------------------------------
Escrowed / Prerefunded -- 11.6%
---------------------------------------------------------------------------
      $  500          Mississippi Educational Facilities
                      Authority, (Milsaps College), (MBIA),
                      Prerefunded to 11/1/04, 6.50%, 11/1/19    $   560,310
       2,500          Mississippi Housing Finance Corp.,
                      Single Family, Escrowed to Maturity,
                      (AMT), 0.00%, 6/1/15                        1,463,750
---------------------------------------------------------------------------
                                                                $ 2,024,060
---------------------------------------------------------------------------
General Obligations -- 1.5%
---------------------------------------------------------------------------
      $  250          Mississippi State General Obligation,
                      5.00%, 11/1/21                            $   262,942
---------------------------------------------------------------------------
                                                                $   262,942
---------------------------------------------------------------------------
Hospital -- 5.6%
---------------------------------------------------------------------------
      $  300          Corinth and Alcorn County, (Magnolia
                      Health Center), 5.50%, 10/1/21            $   286,233
         500          Jones County, (South Central Regional
                      Medical Center), 5.50%, 12/1/17               501,650
         200          Mississippi Hospital Equipment and
                      Facilities Authority, (Rush Medical
                      Foundation), 6.00%, 1/1/22                    185,362
---------------------------------------------------------------------------
                                                                $   973,245
---------------------------------------------------------------------------
Housing -- 10.4%
---------------------------------------------------------------------------
      $  500          Hinds County, (Woodridge Apartments),
                      (FHA), 6.25%, 11/1/27                     $   517,465
         425          Mississippi Home Corp., Single Family,
                      (GNMA), (AMT), 6.625%, 4/1/27                 443,968
         310          Mississippi Home Corp., Single Family,
                      (GNMA), (AMT), 7.55%, 12/1/27                 343,390
         165          Mississippi Home Corp., Single Family,
                      (GNMA), (AMT), 8.10%, 12/1/24                 178,533
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------

Housing (continued)
---------------------------------------------------------------------------
      $  305          Mississippi Home Corp., Single Family,
                      (GNMA), (AMT), 8.125%, 12/1/24            $   328,101
---------------------------------------------------------------------------
                                                                $ 1,811,457
---------------------------------------------------------------------------
Industrial Development Revenue -- 6.6%
---------------------------------------------------------------------------
      $  400          Lowndes County, (Weyerhaeuser),
                      6.80%, 4/1/22                             $   461,204
         350          Mississippi Business Finance Corp.,
                      (E.I. DuPont deNemours), (AMT),
                      7.15%, 5/1/16(1)                              358,113
         300          Warren County, (International Paper),
                      (AMT), 6.70%, 8/1/18                          320,388
---------------------------------------------------------------------------
                                                                $ 1,139,705
---------------------------------------------------------------------------
Insured-Education -- 6.3%
---------------------------------------------------------------------------
      $  500          Mississippi State University Educational
                      Building Corp., (MBIA), 5.25%, 8/1/17     $   569,700
         500          Southern Mississippi University
                      Educational Building Corp., (AMBAC),
                      5.00%, 3/1/21                                 524,290
---------------------------------------------------------------------------
                                                                $ 1,093,990
---------------------------------------------------------------------------
Insured-Electric Utilities -- 3.3%
---------------------------------------------------------------------------
      $  100          Puerto Rico Electric Power Authority,
                      (MBIA), Variable Rate, 7/1/16(2)(3)       $   157,242
          85          Puerto Rico Electric Power Authority,
                      DRIVERS, (FSA), Variable Rate,
                      7/1/29(2)(4)                                  101,827
         300          Puerto Rico Electric Power Authority,
                      STRIPES, (FSA), Variable Rate, 7/1/03(4)      318,153
---------------------------------------------------------------------------
                                                                $   577,222
---------------------------------------------------------------------------
Insured-General Obligations -- 6.5%
---------------------------------------------------------------------------
      $  500          Hinds County, (MBIA), 6.25%, 3/1/11       $   608,255
         250          Puerto Rico General Obligation, (FSA),
                      5.125%, 7/1/30                                262,810
         220          Puerto Rico Infrastructure Financing
                      Authority, (FSA), Variable Rate,
                      7/1/27(2)(3)                                  263,802
---------------------------------------------------------------------------
                                                                $ 1,134,867
---------------------------------------------------------------------------
Insured-Hospital -- 13.3%
---------------------------------------------------------------------------
      $  750          Gulfport, (Gulfport Memorial Hospital),
                      (MBIA), 6.20%, 7/1/18                     $   816,322
         600          Hinds County, (Mississippi Methodist
                      Hospital), (AMBAC), 5.60%, 5/1/12             686,172
         250          Mississippi Hospital Equipment and
                      Facilities Authority, (Forrest County
                      General Hospital), (FSA), 5.50%, 1/1/27       267,463

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSISSIPPI MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-Hospital (continued)
---------------------------------------------------------------------------
      $  500          Mississippi Hospital Equipment and
                      Facilities Authority, (Mississippi
                      Baptist Medical Center), (MBIA),
                      6.00%, 5/1/13                             $   544,400
---------------------------------------------------------------------------
                                                                $ 2,314,357
---------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.6%
---------------------------------------------------------------------------
      $  250          Puerto Rico Public Finance Corp.,
                      (AMBAC), 5.125%, 6/1/24                   $   276,435
---------------------------------------------------------------------------
                                                                $   276,435
---------------------------------------------------------------------------
Insured-Other Revenue -- 3.0%
---------------------------------------------------------------------------
      $  500          Mississippi Development Bank, (Capital
                      Projects), (AMBAC), 5.00%, 7/1/24         $   527,630
---------------------------------------------------------------------------
                                                                $   527,630
---------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.1%
---------------------------------------------------------------------------
      $  180          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), 5.00%, 7/1/28         $   186,291
---------------------------------------------------------------------------
                                                                $   186,291
---------------------------------------------------------------------------
Insured-Transportation -- 3.1%
---------------------------------------------------------------------------
      $  350          Puerto Rico Highway and Transportation
                      Authority, (AMBAC), 5.00%, 7/1/28         $   362,964
         175          Puerto Rico Highway and Transportation
                      Authority, (MBIA), 4.75%, 7/1/38              178,796
---------------------------------------------------------------------------
                                                                $   541,760
---------------------------------------------------------------------------
Insured-Water and Sewer -- 7.9%
---------------------------------------------------------------------------
      $  300          Gautier Utility District, (FGIC),
                      5.125%, 3/1/19                            $   320,118
         600          Harrison County, Wastewater Management
                      and Solid Waste, (FGIC), 4.75%, 2/1/27        603,840
         435          Mississippi Development Bank, (Combined
                      Water & Sewer System), (AMBAC),
                      5.00%, 7/1/23                                 446,349
---------------------------------------------------------------------------
                                                                $ 1,370,307
---------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 6.0%
---------------------------------------------------------------------------
      $  500          Mississippi Development Bank, (Golden
                      Triangle Solid Waste), 6.00%, 7/1/15      $   519,765
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------

Lease Revenue / Certificates of Participation (continued)
---------------------------------------------------------------------------
      $  500          Mississippi State University Educational
                      Building Corp., 6.15%, 6/15/15            $   522,135
---------------------------------------------------------------------------
                                                                $ 1,041,900
---------------------------------------------------------------------------
Nursing Home -- 1.8%
---------------------------------------------------------------------------
      $  290          Mississippi Business Finance Corp.,
                      (Magnolia Healthcare), 7.99%, 7/1/25      $   302,653
---------------------------------------------------------------------------
                                                                $   302,653
---------------------------------------------------------------------------
Senior Living / Life Care -- 1.1%
---------------------------------------------------------------------------
      $  180          Ridgeland, Urban Renewal, (The Orchard),
                      7.75%, 12/1/15                            $   187,376
---------------------------------------------------------------------------
                                                                $   187,376
---------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.9%
   (identified cost $15,372,855)                                $16,857,186
---------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.1%                          $   543,382
---------------------------------------------------------------------------
Net Assets-- 100.0%                                             $17,400,568
---------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2002, 50.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.5% to 20.4% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.5%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Cogeneration -- 1.7%
----------------------------------------------------------------------------
      $ 2,005         Port Authority of New York and New
                      Jersey, (KIAC), (AMT), 6.75%, 10/1/19     $  2,079,345
        4,250         Suffolk County IDA, (Nissequogue
                      Cogeneration Partners Facility), (AMT),
                      5.50%, 1/1/23                                4,052,587
----------------------------------------------------------------------------
                                                                $  6,131,932
----------------------------------------------------------------------------
Education -- 26.7%
----------------------------------------------------------------------------
      $ 5,220         Monroe County IDA, (Wilmur Assoc.),
                      7.25%, 12/1/16                            $  5,261,969
        3,500         New York City IDA, (Polytechnic
                      University), 6.125%, 11/1/30                 3,667,125
        8,000         New York Dormitory Authority, (City
                      University), 5.625%, 7/1/16                  9,452,960
        8,500         New York Dormitory Authority, (City
                      University), 6.00%, 7/1/20                  10,418,620
        5,100         New York Dormitory Authority, (City
                      University), 7.00%, 7/1/09                   5,978,067
        4,325         New York Dormitory Authority, (City
                      University), 7.50%, 7/1/10                   5,301,498
        1,000         New York Dormitory Authority,
                      (Rockefeller University), 4.75%, 7/1/37      1,007,420
        9,985         New York Dormitory Authority, (State
                      University Educational Facilities),
                      5.25%, 5/15/15                              11,452,795
       18,775         New York Dormitory Authority, (State
                      University Educational Facilities),
                      5.25%, 5/15/19(1)                           21,079,819
       14,680         New York Dormitory Authority, (State
                      University Educational Facilities),
                      5.25%, 5/15/21                              16,443,949
        2,000         New York Dormitory Authority, (State
                      University Educational Facilities),
                      5.50%, 5/15/19                               2,323,160
        1,000         Tompkins County IDA, (Cornell
                      University), 5.75%, 7/1/30                   1,193,400
----------------------------------------------------------------------------
                                                                $ 93,580,782
----------------------------------------------------------------------------
Electric Utilities -- 4.0%
----------------------------------------------------------------------------
      $ 7,200         Long Island Power Authority, Electric
                      System Revenue, 5.50%, 12/1/23            $  7,591,896
        6,330         Long Island Power Authority, Electric
                      System Revenue, 5.50%, 12/1/29               6,426,596
----------------------------------------------------------------------------
                                                                $ 14,018,492
----------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.7%
----------------------------------------------------------------------------
      $10,700         Metropolitan Transportation Authority of
                      New York, (FGIC), Prerefunded to
                      10/1/15, 4.75%, 4/1/28                    $ 11,880,531
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
----------------------------------------------------------------------------
      $ 2,000         Metropolitan Transportation Authority of
                      New York, (FGIC), Prerefunded to
                      10/1/15, 5.00%, 4/1/23                    $  2,276,420
        3,000         New York Energy Research and Development
                      Authority, (LILCO), (AMT), Prerefunded
                      to 2/1/03, Variable Rate, 8/1/22(2)          3,210,600
        2,450         New York Energy Research and Development
                      Authority, (LILCO), (AMT), Prerefunded
                      to 2/1/03, Variable Rate, 8/1/22(2)          2,621,843
----------------------------------------------------------------------------
                                                                $ 19,989,394
----------------------------------------------------------------------------
General Obligations -- 3.4%
----------------------------------------------------------------------------
      $ 5,200         New York City, 5.875%, 2/15/19            $  5,514,444
        2,500         New York State, 5.375%, 12/1/26              2,625,325
        3,500         New York State, 6.00%, 5/15/30               3,887,940
----------------------------------------------------------------------------
                                                                $ 12,027,709
----------------------------------------------------------------------------
Health Care-Miscellaneous -- 1.9%
----------------------------------------------------------------------------
      $   380         New York City IDA, (A Very Special
                      Place), 5.75%, 1/1/29                     $    316,536
        5,050         New York Dormitory Authority, (Mental
                      Health Facilities), 5.375%, 2/15/26          5,222,811
          120         Suffolk County Industrial Development
                      Agency, Civic Facility Revenue,
                      (Alliance of LI), 7.50%, 2/1/15                114,511
          340         Suffolk County Industrial Development
                      Agency, Civic Facility Revenue,
                      (Alliance of LI), 7.50%, 9/1/15                359,686
          345         Suffolk County Industrial Development
                      Agency, Civic Facility Revenue,
                      (Alliance of LI), 7.50%, 9/1/15                364,975
          300         Suffolk County Industrial Development
                      Agency, Civic Facility Revenue,
                      (Alliance of LI), 7.50%, 9/1/15                317,370
----------------------------------------------------------------------------
                                                                $  6,695,889
----------------------------------------------------------------------------
Hospital -- 4.8%
----------------------------------------------------------------------------
      $ 1,250         Chautauqua County IDA, (Womans Christian
                      Association), 6.35%, 11/15/17             $  1,188,200
        3,250         Chautauqua County IDA, (Womans Christian
                      Association), 6.40%, 11/15/29                2,981,160
        2,750         Fulton County IDA, (Nathan Littauer
                      Hospital), 6.00%, 11/1/18                    2,474,587
        1,200         Nassau County Industrial Development
                      Agency, (North Shore Health System),
                      5.875%, 11/1/11                              1,215,252
        1,000         New York City Industrial Development
                      Agency, (Staten Island University
                      Hospital), 6.45%, 7/1/32                     1,025,480
        4,500         New York Dormitory Authority, (Lenox
                      Hill Hospital), 5.50%, 7/1/30                4,701,645

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Hospital (continued)
----------------------------------------------------------------------------
      $ 2,750         Oneida County Industrial Development
                      Agency, (Elizabeth Medical Center),
                      5.875%, 12/1/29                           $  2,442,605
        1,000         Oneida County Industrial Development
                      Agency, (Elizabeth Medical Center),
                      6.00%, 12/1/29                                 896,830
----------------------------------------------------------------------------
                                                                $ 16,925,759
----------------------------------------------------------------------------
Housing -- 1.7%
----------------------------------------------------------------------------
      $ 4,024         New York City HDC, Allerville,
                      6.50%, 11/15/18                           $  4,029,161
        1,764         New York City HDC, Dayton,
                      6.50%, 11/15/18                              1,856,027
----------------------------------------------------------------------------
                                                                $  5,885,188
----------------------------------------------------------------------------
Industrial Development Revenue -- 4.6%
----------------------------------------------------------------------------
      $ 2,000         Albany Industrial Development Agency
                      Civic Facility, (Charitable Leadership),
                      5.75%, 7/1/26                             $  2,014,480
        3,500         New York City Industrial Development
                      Agency, (American Airlines, Inc.-JFK
                      International Airport), (AMT),
                      8.00%, 8/1/12                                2,883,020
        2,500         New York Energy Research and Development
                      Authority, (Brooklyn Union Gas), (AMT),
                      Variable Rate, 7/1/26(2)                     3,175,175
        1,250         Onondaga County IDA, (Senior Air Cargo)
                      (AMT), 6.125%, 1/1/32                        1,249,950
        1,600         Port Authority of New York and New
                      Jersey, (Continental Airlines), (AMT),
                      9.125%, 12/1/15                              1,604,000
        5,000         Suffolk County Industrial Development
                      Agency, (Huntington Hospital),
                      5.875%, 11/1/32                              5,131,700
----------------------------------------------------------------------------
                                                                $ 16,058,325
----------------------------------------------------------------------------
Insured-Education -- 4.2%
----------------------------------------------------------------------------
      $12,500         New York Dormitory Authority, (New York
                      University), (MBIA), 5.75%, 7/1/27        $ 14,859,125
----------------------------------------------------------------------------
                                                                $ 14,859,125
----------------------------------------------------------------------------
Insured-Electric Utilities -- 0.5%
----------------------------------------------------------------------------
      $ 1,500         Puerto Rico Electric Power Authority,
                      (MBIA), Variable Rate, 7/1/29(3)(4)       $  1,796,955
----------------------------------------------------------------------------
                                                                $  1,796,955
----------------------------------------------------------------------------
Insured-General Obligations -- 1.4%
----------------------------------------------------------------------------
      $   700         Bethlehem Central School District,
                      (AMBAC), 7.10%, 11/1/08                   $    867,643
          700         Bethlehem Central School District,
                      (AMBAC), 7.10%, 11/1/09                        881,300
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-General Obligations (continued)
----------------------------------------------------------------------------
      $   700         Jamestown, (AMBAC), 7.10%, 3/15/11        $    899,269
          675         Jamestown, (AMBAC), 7.10%, 3/15/12             871,681
          675         Jamestown, (AMBAC), 7.10%, 3/15/13             881,361
          515         Jamestown, (AMBAC), 7.10%, 3/15/14             678,961
----------------------------------------------------------------------------
                                                                $  5,080,215
----------------------------------------------------------------------------
Insured-Miscellaneous -- 1.8%
----------------------------------------------------------------------------
      $ 5,045         New York City Trust Cultural Resources,
                      (AMBAC), Variable Rate, 7/1/29(2)(3)      $  6,185,927
----------------------------------------------------------------------------
                                                                $  6,185,927
----------------------------------------------------------------------------
Insured-Solid Waste -- 1.5%
----------------------------------------------------------------------------
      $ 4,495         Islip Resource Recovery Agency, (MBIA),
                      6.50%, 7/1/09                             $  5,093,644
----------------------------------------------------------------------------
                                                                $  5,093,644
----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.3%
----------------------------------------------------------------------------
      $ 2,950         Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/07(2)(3)                              $  3,156,176
        1,225         Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(4)                                    1,353,429
----------------------------------------------------------------------------
                                                                $  4,509,605
----------------------------------------------------------------------------
Insured-Transportation -- 2.9%
----------------------------------------------------------------------------
      $ 3,165         Monroe County, Airport Authority, (AMT),
                      (MBIA), Variable Rate, 1/1/19(2)(3)       $  4,240,182
        1,750         Niagara Frontier Airport Authority,
                      (Buffalo Niagara International Airport),
                      (MBIA), (AMT), Variable Rate,
                      4/1/29(2)(3)                                 2,019,640
        4,000         Puerto Rico Highway and Transportation
                      Authority, (FSA), 4.75%, 7/1/38              4,086,760
----------------------------------------------------------------------------
                                                                $ 10,346,582
----------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 11.2%
----------------------------------------------------------------------------
      $ 5,000         New York Housing Finance Agency, New
                      York City Health Facilities, Variable
                      Rate, 5/1/04(2)(3)                        $  6,168,350
       27,940         New York Urban Development Corp.,
                      5.70%, 4/1/20                               32,963,612
----------------------------------------------------------------------------
                                                                $ 39,131,962
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Miscellaneous -- 1.3%
----------------------------------------------------------------------------
      $ 3,500         Puerto Rico Infrastructure Financing
                      Authority, Variable Rate, 10/1/32(3)(4)   $  4,688,040
----------------------------------------------------------------------------
                                                                $  4,688,040
----------------------------------------------------------------------------
Nursing Home -- 0.8%
----------------------------------------------------------------------------
      $ 2,600         New York MCFFA, Hospital and Nursing
                      Insured Mortgage, (FHA), 7.25%, 2/15/31   $  2,663,154
----------------------------------------------------------------------------
                                                                $  2,663,154
----------------------------------------------------------------------------
Senior Living / Life Care -- 1.0%
----------------------------------------------------------------------------
      $ 3,450         Glen Cove IDA, (Regency at Glen Cove),
                      9.50%, 7/1/12                             $  3,560,573
----------------------------------------------------------------------------
                                                                $  3,560,573
----------------------------------------------------------------------------
Special Tax Revenue -- 8.9%
----------------------------------------------------------------------------
      $ 5,700         New York City Transitional Finance
                      Authority, 4.75%, 11/1/23                 $  5,757,855
        2,780         New York City Transitional Finance
                      Authority, (Future Tax), 5.50%, 5/1/25       2,986,332
          815         New York City Transitional Finance
                      Authority, (Future Tax), 5.50%, 5/1/25         952,474
       19,830         New York State Local Government
                      Assistance Corp., 5.00%, 4/1/21             21,469,743
----------------------------------------------------------------------------
                                                                $ 31,166,404
----------------------------------------------------------------------------
Transportation -- 5.1%
----------------------------------------------------------------------------
      $12,080         Triborough Bridge and Tunnel Authority,
                      5.50%, 1/1/17                             $ 14,155,465
        3,000         Triborough Bridge and Tunnel Authority,
                      6.125%, 1/1/21                               3,702,480
----------------------------------------------------------------------------
                                                                $ 17,857,945
----------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Water and Sewer -- 2.1%
----------------------------------------------------------------------------
      $ 6,500         New York City Municipal Water Finance
                      Authority, 5.75%, 6/15/29                 $  7,228,000
----------------------------------------------------------------------------
                                                                $  7,228,000
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.5%
   (identified cost $296,407,646)                               $345,481,601
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                          $  5,330,077
----------------------------------------------------------------------------
Net Assets -- 100.0%                                            $350,811,678
----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2002, 18.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.2% to 8.1% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.6%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Cogeneration -- 1.2%
----------------------------------------------------------------------------
      $2,400          Ohio Water Development Authority, Solid
                      Waste Disposal, (Bay Shore Power),
                      (AMT), 5.875%, 9/1/20                     $  2,236,416
----------------------------------------------------------------------------
                                                                $  2,236,416
----------------------------------------------------------------------------
Education -- 5.4%
----------------------------------------------------------------------------
      $  550          Ohio Higher Educational Facilities
                      Authority, (Case Western University),
                      6.50%, 10/1/20                            $    710,715
       5,875          Ohio Higher Educational Facilities
                      Authority, (Oberlin College), Variable
                      Rate, 10/1/29(1)(2)                          6,230,379
       2,500          Ohio Higher Educational Facilities,
                      (Case Western Reserve University),
                      5.50%, 10/1/21                               2,775,075
----------------------------------------------------------------------------
                                                                $  9,716,169
----------------------------------------------------------------------------
Electric Utilities -- 3.9%
----------------------------------------------------------------------------
      $2,000          Clyde, Electric System Revenue, (AMT),
                      6.00%, 11/15/14                           $  2,098,720
       4,750          Ohio Water Development Authority,
                      Pollution Control Facilities, (Cleveland
                      Electric), (AMT), 6.10%, 8/1/20              4,869,367
----------------------------------------------------------------------------
                                                                $  6,968,087
----------------------------------------------------------------------------
General Obligations -- 3.3%
----------------------------------------------------------------------------
      $1,000          Tuscarawas County Public Library
                      Improvement, 6.90%, 12/1/11               $  1,022,150
       4,375          Youngstown, 7.35%, 7/1/05                    4,882,806
----------------------------------------------------------------------------
                                                                $  5,904,956
----------------------------------------------------------------------------
Hospital -- 12.3%
----------------------------------------------------------------------------
      $2,100          Cuyahoga County, (Fairview General
                      Hospital), 6.25%, 8/15/10                 $  2,170,833
       1,000          East Liverpool, (City Hospital),
                      8.00%, 10/1/21                               1,011,680
       3,000          Erie County Hospital Facilities,
                      (Firelands Regional Medical Center),
                      5.625%, 8/15/32                              3,098,400
       2,000          Hamilton County, (Bethesda Hospital,
                      Inc.), 6.25%, 1/1/12                         2,063,900
       2,155          Highland County, (Township Hospital),
                      6.75%, 12/1/29                               2,037,294
       3,800          Miami, (Upper Valley Medical Center),
                      6.375%, 5/15/26                              3,920,726
       1,000          Parma, (Parma Community General Hospital
                      Association), 5.35%, 11/1/18                 1,022,200
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Hospital (continued)
----------------------------------------------------------------------------
      $4,250          Parma, (Parma Community General Hospital
                      Association), 5.375%, 11/1/29             $  4,228,750
       2,500          Richland County Hospital Facilities,
                      (Medcentral Health Systems),
                      6.375%, 11/15/30                             2,668,675
----------------------------------------------------------------------------
                                                                $ 22,222,458
----------------------------------------------------------------------------
Housing -- 3.3%
----------------------------------------------------------------------------
      $2,945          Cuyahoga County, (Rolling Hills Apts.),
                      (AMT), 8.00%, 1/1/28(3)                   $  1,546,125
       4,000          Franklin County, (Tuttle Park), (FHA),
                      (AMT), 6.60%, 3/1/36                         4,347,480
----------------------------------------------------------------------------
                                                                $  5,893,605
----------------------------------------------------------------------------
Industrial Development Revenue -- 8.9%
----------------------------------------------------------------------------
      $2,000          Cleveland Airport, (Continental
                      Airlines), (AMT), 5.375%, 9/15/27         $  1,040,880
       4,500          Cleveland Airport, (Continental
                      Airlines), (AMT), 5.70%, 12/1/19             2,659,545
       2,990          Dayton, Special Facilities Revenue,
                      (Emery Air Freight), 5.625%, 2/1/18          2,210,926
         850          Ohio Economic Development Commission,
                      (VSM Corp.), (AMT), 7.375%, 12/1/11            868,385
       2,500          Ohio Environmental Facilities, (Ford
                      Motor), 6.15%, 6/1/30                        2,726,550
       1,000          Ohio Environmental Facilities, (Ford
                      Motor), (AMT), 5.95%, 9/1/29                 1,017,310
       1,000          Ohio Pollution Control, (Standard Oil),
                      6.75%, 12/1/15                               1,293,090
       4,000          Ohio Sewer and Solid Waste Disposal
                      Facilities, (Anheuser Busch),
                      6.00%, 7/1/35                                4,372,560
----------------------------------------------------------------------------
                                                                $ 16,189,246
----------------------------------------------------------------------------
Insured-Education -- 4.0%
----------------------------------------------------------------------------
      $  700          Puerto Rico ITEM & EC, Residual
                      Certificates, (MBIA), Variable Rate,
                      7/1/33(2)(4)                              $    778,386
       2,000          University of Akron, (FGIC), Variable
                      Rate, 1/1/29(1)(2)                           2,404,260
       4,000          University of Cincinnati, (FGIC),
                      5.00%, 6/1/31                                4,144,040
----------------------------------------------------------------------------
                                                                $  7,326,686
----------------------------------------------------------------------------
Insured-Electric Utilities -- 7.5%
----------------------------------------------------------------------------
      $2,000          Cuyahoga County Utility Systems,
                      (Medical Center Co.), (MBIA), (AMT),
                      6.10%, 8/15/15                            $  2,256,540

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-Electric Utilities (continued)
----------------------------------------------------------------------------
      $4,445          Ohio Air Quality Development Authority,
                      (Ohio Power), RITES, (AMBAC), Variable
                      Rate, 5/1/26(2)(4)                        $  5,005,337
       3,000          Ohio Municipal Electric Generation
                      Agency, (MBIA), 0.00%, 2/15/26                 947,910
       2,500          Ohio Municipal Electric Generation
                      Agency, (MBIA), 0.00%, 2/15/27                 751,400
       4,750          Ohio Municipal Electric Generation
                      Agency, (MBIA), 0.00%, 2/15/28               1,352,610
       3,150          Puerto Rico Electric Power Authority,
                      (XLCA), 4.75%, 7/1/24                        3,185,437
----------------------------------------------------------------------------
                                                                $ 13,499,234
----------------------------------------------------------------------------
Insured-General Obligations -- 6.8%
----------------------------------------------------------------------------
      $1,500          Amherst School District, (FGIC),
                      5.00%, 12/1/26                            $  1,552,905
       1,250          Athens City School District, (FSA),
                      6.00%, 12/1/24                               1,439,750
       2,110          Hudson Local School District, (FGIC),
                      0.00%, 12/15/09                              1,662,997
       1,500          Lima City School District, (AMBAC),
                      6.00%, 12/1/22                               1,708,035
       1,300          Minerva Local School District,
                      (Classroom Facility), (MBIA),
                      5.30%, 12/1/29                               1,388,751
       2,600          Norwalk City School District, (AMBAC),
                      4.75%, 12/1/26                               2,619,474
       1,500          Pickering Local School District, (FGIC),
                      0.00%, 12/1/16                                 824,310
       1,000          Springfield City School District, (Clark
                      County), (FGIC), 5.20%, 12/1/23              1,068,300
----------------------------------------------------------------------------
                                                                $ 12,264,522
----------------------------------------------------------------------------
Insured-Hospital -- 1.1%
----------------------------------------------------------------------------
      $  995          Cuyahoga County, (Cleveland Clinic),
                      (MBIA), 5.125%, 1/1/29                    $  1,031,755
       1,000          Montgomery County, (Miami Valley
                      Hospital), (AMBAC), 6.25%, 11/15/16          1,025,150
----------------------------------------------------------------------------
                                                                $  2,056,905
----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 6.0%
----------------------------------------------------------------------------
      $3,000          Hamilton County Sales Tax, (AMBAC),
                      5.25%, 12/1/32                            $  3,159,540
       1,500          Hamilton County Sales Tax, (MBIA),
                      4.75%, 12/1/27                               1,509,315
       2,990          Hamilton County Sales Tax, (MBIA),
                      5.00%, 12/1/27                               3,069,923
       1,350          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/07(1)(2)                                 1,444,352
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
----------------------------------------------------------------------------
      $1,575          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(4)                                 $  1,740,123
----------------------------------------------------------------------------
                                                                $ 10,923,253
----------------------------------------------------------------------------
Insured-Transportation -- 11.0%
----------------------------------------------------------------------------
      $4,500          Cleveland Airport System, (FSA),
                      5.00%, 1/1/31(5)                          $  4,639,275
       1,600          Ohio Turnpike Commission, (FGIC),
                      4.50%, 2/15/24                               1,581,520
       7,000          Ohio Turnpike Commission, (FGIC),
                      5.50%, 2/15/24                               8,022,350
       3,000          Puerto Rico Highway and Transportation
                      Authority, (FSA), 4.75%, 7/1/38              3,065,070
       2,500          Puerto Rico Highway and Transportation
                      Authority, (MBIA), 4.75%, 7/1/38             2,554,225
----------------------------------------------------------------------------
                                                                $ 19,862,440
----------------------------------------------------------------------------
Miscellaneous -- 2.2%
----------------------------------------------------------------------------
      $3,000          Puerto Rico Infrastructure Financing
                      Authority, Variable Rate, 10/1/32(2)(4)   $  4,018,320
----------------------------------------------------------------------------
                                                                $  4,018,320
----------------------------------------------------------------------------
Nursing Home -- 10.2%
----------------------------------------------------------------------------
      $2,000          Cuyahoga County Health Care Facilities,
                      (Benjamin Rose Institute),
                      5.50%, 12/1/17                            $  1,871,260
       2,100          Cuyahoga County Health Care Facilities,
                      (Benjamin Rose Institute),
                      5.50%, 12/1/28                               1,903,650
       1,305          Cuyahoga County Health Care Facilities,
                      (Maple Care Center) (GNMA), (AMT),
                      8.00%, 8/20/16                               1,566,966
       1,000          Hamilton County, (Wesley Hall),
                      6.50%, 3/1/15                                1,078,740
       1,205          North Canton Health Care Facilities,
                      (St. Luke Lutheran), (GNMA),
                      6.10%, 9/20/16                               1,417,960
       6,455          North Canton Health Care Facilities,
                      (St. Luke Lutheran), (GNMA),
                      9.55%, 3/20/32                               8,526,280
       2,400          Ohio HFA, Retirement Rental Housing,
                      (Encore Retirement Partners),
                      6.75%, 3/1/19                                2,108,400
----------------------------------------------------------------------------
                                                                $ 18,473,256
----------------------------------------------------------------------------
Pooled Loans -- 7.8%
----------------------------------------------------------------------------
      $  425          Ohio Economic Development Commission,
                      (Burrows Paper), (AMT), 7.625%, 6/1/11    $    431,048
         100          Ohio Economic Development Commission,
                      (Cheryl & Co.), (AMT), 5.50%, 12/1/04          104,860
         530          Ohio Economic Development Commission,
                      (Cheryl & Co.), (AMT), 5.90%, 12/1/09          564,471

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Pooled Loans (continued)
----------------------------------------------------------------------------
      $1,145          Ohio Economic Development Commission,
                      (Consolidated Biscuit), (AMT),
                      7.00%, 12/1/09                               1,278,553
       2,700          Ohio Economic Development Commission, (J
                      J & W LP), (AMT), 6.70%, 12/1/14             2,825,280
         680          Ohio Economic Development Commission,
                      (Ohio Enterprise), (AMT),
                      7.625%, 12/1/11                                694,851
       1,455          Ohio Economic Development Commission,
                      (Progress Plastic Products), (AMT),
                      7.80%, 12/1/09                               1,649,184
         970          Ohio Economic Development Commission,
                      (Royal Appliance Manufacturing), (AMT),
                      7.625%, 12/1/11                                991,185
       5,300          Rickenbacker Port Authority Capital
                      Funding (Oasbo), 5.375%, 1/1/32              5,620,226
----------------------------------------------------------------------------
                                                                $ 14,159,658
----------------------------------------------------------------------------
Senior Living / Life Care -- 1.7%
----------------------------------------------------------------------------
      $1,000          Allen County Lima, (Convalescent Home
                      Foundation), (GNMA), 6.40%, 1/1/21        $  1,021,640
          40          Hamilton County Hospital Facilities,
                      (Episcopal Retirement Home),
                      6.80%, 1/1/08                                   40,526
       2,250          Summit County Healthcare Facilities,
                      (Village at Saint Edward),
                      5.75%, 12/1/25                               2,019,465
----------------------------------------------------------------------------
                                                                $  3,081,631
----------------------------------------------------------------------------
Special Tax Revenue -- 2.0%
----------------------------------------------------------------------------
      $2,000          Cleveland-Cuyahoga County Port
                      Authority, 7.00%, 12/1/18                 $  2,028,340
       1,425          Cuyahoga County Economic Development,
                      (Shaker Square), 6.75%, 12/1/30              1,622,391
----------------------------------------------------------------------------
                                                                $  3,650,731
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.6%
   (identified cost $166,942,199)                               $178,447,573
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.4%                          $  2,520,138
----------------------------------------------------------------------------
Net Assets -- 100.0%                                            $180,967,711
----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2002, 36.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.8% to 11.9% of total investments.

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Non-income producing security.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

RHODE ISLAND MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 94.7%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------
Education -- 2.6%
---------------------------------------------------------------------------
      $  905          Rhode Island Health and Educational       $   938,250
                      Building Corp., (Higher Education
                      Facility-Brown University),
                      5.00%, 9/1/23
         500          Rhode Island Health and Educational           509,455
                      Building Corp., (Higher Education
                      Facility-Salve Regina), 5.125%, 3/15/32
---------------------------------------------------------------------------
                                                                $ 1,447,705
---------------------------------------------------------------------------
Escrowed / Prerefunded -- 3.2%
---------------------------------------------------------------------------
      $  255          Rhode Island Clean Water Protection       $   281,275
                      Finance Agency, Water Pollution Control,
                      (MBIA), Prerefunded to 10/1/04,
                      5.85%, 10/1/09
       1,000          Rhode Island Depositors Economic            1,207,080
                      Protection Corp., (MBIA), Escrowed to
                      Maturity, 5.80%, 8/1/12
         230          Rhode Island Depositors Economic              271,589
                      Protection Corp., Escrowed to Maturity,
                      (MBIA), 5.75%, 8/1/21
---------------------------------------------------------------------------
                                                                $ 1,759,944
---------------------------------------------------------------------------
General Obligations -- 0.2%
---------------------------------------------------------------------------
      $  225          Puerto Rico, 0.00%, 7/1/16                $   129,454
---------------------------------------------------------------------------
                                                                $   129,454
---------------------------------------------------------------------------
Hospital -- 9.1%
---------------------------------------------------------------------------
      $1,000          Rhode Island Health and Educational       $ 1,037,890
                      Building Corp., (Hospital
                      Financing-Lifespan Obligation Group),
                      6.50%, 8/15/32
         750          Rhode Island Health and Educational           758,077
                      Building Corp., (Westerly Hospital),
                      5.60%, 7/1/31
         500          Rhode Island HEFA, (Newport Hospital),        487,880
                      5.30%, 7/1/29
       1,250          Rhode Island HEFA, (South County            1,272,912
                      Hospital), 5.75%, 11/15/26
         725          Rhode Island HEFA, (St. Joseph Health         621,455
                      Services), 5.50%, 10/1/29
         830          Rhode Island HEFA, (Westerly Hospital),       826,796
                      6.00%, 7/1/14
---------------------------------------------------------------------------
                                                                $ 5,005,010
---------------------------------------------------------------------------
Housing -- 3.5%
---------------------------------------------------------------------------
      $   65          Guam Housing Corp., Single Family,        $    71,246
                      (AMT), 5.75%, 9/1/31
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------

Housing (continued)
---------------------------------------------------------------------------
      $1,585          Rhode Island Housing and Mortgage         $ 1,662,031
                      Finance Corp., (AMT), 6.60%, 10/1/25
          70          Rhode Island Housing and Mortgage              71,716
                      Finance Corp., (AMT), 6.80%, 10/1/25
         135          Rhode Island Housing and Mortgage             136,581
                      Finance Corp., (AMT), 7.55%, 10/1/22
---------------------------------------------------------------------------
                                                                $ 1,941,574
---------------------------------------------------------------------------
Industrial Development Revenue -- 0.4%
---------------------------------------------------------------------------
      $  400          Puerto Rico Port Authority, (American     $   236,112
                      Airlines), (AMT), 6.25%, 6/1/26
---------------------------------------------------------------------------
                                                                $   236,112
---------------------------------------------------------------------------
Insured-Education -- 13.4%
---------------------------------------------------------------------------
      $1,950          Rhode Island Health and Educational       $ 2,017,567
                      Building Corp., (School of Design),
                      (MBIA), 5.00%, 6/1/31
       2,145          Rhode Island HEFA, (Bryant Collge),         2,210,894
                      (AMBAC), 5.00%, 12/1/31
       1,575          Rhode Island HEFA, (Johnson and Wales       1,620,596
                      University), (MBIA), 5.00%, 4/1/29
         500          Rhode Island HEFA, (Roger Williams            512,555
                      College), (AMBAC), 5.00%, 11/15/24
         400          Rhode Island HEFA, (Roger Williams            409,252
                      College), (AMBAC), 5.00%, 11/15/28
         500          Rhode Island HEFA, (University of Rhode       557,820
                      Island), (MBIA), 5.50%, 9/15/19
---------------------------------------------------------------------------
                                                                $ 7,328,684
---------------------------------------------------------------------------
Insured-Electric Utilities -- 3.3%
---------------------------------------------------------------------------
      $1,750          Puerto Rico Electric Power Authority,     $   956,077
                      (MBIA), 0.00%, 7/1/17
         300          Puerto Rico Electric Power Authority,         471,726
                      (MBIA), Variable Rate, 7/1/16(1)(2)
         335          Puerto Rico Electric Power Authority,         401,320
                      DRIVERS, (FSA), Variable Rate,
                      7/1/29(1)(3)
---------------------------------------------------------------------------
                                                                $ 1,829,123
---------------------------------------------------------------------------
Insured-General Obligations -- 8.5%
---------------------------------------------------------------------------
      $1,000          North Kingstown, (FGIC), 5.875%, 10/1/25  $ 1,120,140
         500          Providence Public Building Authority,         535,930
                      (School and Public Facilities Projects),
                      (FSA), 5.00%, 12/15/18
         500          Providence, (FGIC), 5.00%, 1/15/26            517,670
         500          Puerto Rico Infrastructure Financing          599,550
                      Authority, (FSA), Variable Rate,
                      7/1/27(1)(2)

                       SEE NOTES TO FINANCIAL STATEMENTS

RHODE ISLAND MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-General Obligations (continued)
---------------------------------------------------------------------------
      $  500          Puerto Rico Public Buildings Authority,   $   526,425
                      (XLCA), 5.25%, 7/1/21
         375          Rhode Island and Providence Plantations,      390,934
                      (FGIC), 4.75%, 9/1/17
         335          Rhode Island and Providence Plantations,      365,753
                      (FGIC), 5.375%, 6/1/19
         575          Warwick, (AMBAC), 5.00%, 7/15/21              608,977
---------------------------------------------------------------------------
                                                                $ 4,665,379
---------------------------------------------------------------------------
Insured-Hospital -- 3.6%
---------------------------------------------------------------------------
      $1,900          Rhode Island HEFA, (Lifespan), (MBIA),    $ 1,958,254
                      5.25%, 5/15/26
---------------------------------------------------------------------------
                                                                $ 1,958,254
---------------------------------------------------------------------------
Insured-Housing -- 4.7%
---------------------------------------------------------------------------
      $1,000          Rhode Island Housing and Mortgage         $ 1,014,630
                      Finance Corp., (Rental Housing Program),
                      (FSA), (AMT), 5.25%, 10/1/31
       1,000          Rhode Island Housing and Mortgage           1,040,530
                      Finance Corp., (Rental Housing Program),
                      (FSA), (AMT), 5.55%, 10/1/32
         500          Villa Excelsior Housing Development           525,235
                      Corp., (MBIA), 6.85%, 1/1/24
---------------------------------------------------------------------------
                                                                $ 2,580,395
---------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.9%
---------------------------------------------------------------------------
      $1,000          Puerto Rico Public Finance Corp.,         $ 1,041,620
                      (MBIA), 5.00%, 8/1/31
---------------------------------------------------------------------------
                                                                $ 1,041,620
---------------------------------------------------------------------------
Insured-Miscellaneous -- 1.1%
---------------------------------------------------------------------------
      $  500          Rhode Island Depositors Economic          $   589,480
                      Protection Corp., (MBIA), 5.80%, 8/1/09
---------------------------------------------------------------------------
                                                                $   589,480
---------------------------------------------------------------------------
Insured-Solid Waste -- 1.4%
---------------------------------------------------------------------------
      $  750          Rhode Island Resource Recovery Corp.,     $   768,375
                      (MBIA), (AMT), 5.00%, 3/1/22
---------------------------------------------------------------------------
                                                                $   768,375
---------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------
Insured-Special Tax Revenue -- 8.5%
---------------------------------------------------------------------------
      $1,000          Convention Center Authority of Rhode      $ 1,003,950
                      Island, (MBIA), 5.00%, 5/15/20(4)
       2,300          Convention Center Authority of Rhode        2,633,109
                      Island, (MBIA), 5.25%, 5/15/15
         500          Puerto Rico Infrastructure Financing          534,945
                      Authority, (AMBAC), Variable Rate,
                      7/1/07(1)(3)
         420          Puerto Rico Infrastructure Financing          464,033
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(2)
---------------------------------------------------------------------------
                                                                $ 4,636,037
---------------------------------------------------------------------------
Insured-Transportation -- 7.0%
---------------------------------------------------------------------------
      $1,750          Puerto Rico Highway and Transportation    $ 1,787,958
                      Authority, (FSA), 4.75%, 7/1/38
         250          Puerto Rico Highway and Transportation        258,900
                      Authority, (MBIA), 5.00%, 7/1/38
         250          Rhode Island Economic Development Corp.       256,523
                      Airport, (FSA), 5.00%, 7/1/23
       1,500          Rhode Island Economic Development Corp.     1,533,540
                      Airport, (FSA), 5.00%, 7/1/28
---------------------------------------------------------------------------
                                                                $ 3,836,921
---------------------------------------------------------------------------
Insured-Water and Sewer -- 5.8%
---------------------------------------------------------------------------
      $1,500          Kent County Water Authority, (MBIA),      $ 1,646,970
                      6.35%, 7/15/14
         750          Rhode Island Clean Water, Safe Drinking       836,475
                      Water, (AMBAC), 6.70%, 1/1/15
         350          Rhode Island Clean Water, Water               405,671
                      Pollution Control, (MBIA),
                      5.40%, 10/1/15
         245          Rhode Island Clean Water, Water               269,135
                      Pollution Control, (MBIA),
                      5.85%, 10/1/09
---------------------------------------------------------------------------
                                                                $ 3,158,251
---------------------------------------------------------------------------
Miscellaneous -- 5.1%
---------------------------------------------------------------------------
      $  515          Puerto Rico Infrastructure Financing      $   689,812
                      Authority, Variable Rate, 10/1/32(1)(2)
       1,000          Puerto Rico Infrastructure Financing        1,113,140
                      Authority, 5.50%, 10/1/40
       1,000          Rhode Island Tobacco Settlement               997,700
                      Financing Corp., 6.25%, 6/1/42
---------------------------------------------------------------------------
                                                                $ 2,800,652
---------------------------------------------------------------------------
Nursing Home -- 6.9%
---------------------------------------------------------------------------
      $  500          Rhode Island HEFA, (Roger Williams        $   558,250
                      Realty), 6.50%, 8/1/29
       1,275          Rhode Island HEFA, (Steere House),          1,181,657
                      5.80%, 7/1/20

                       SEE NOTES TO FINANCIAL STATEMENTS

RHODE ISLAND MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------

Nursing Home (continued)
---------------------------------------------------------------------------
      $1,000          Rhode Island HEFA, (Tockwotton Home),     $   974,510
                      6.25%, 8/15/22
       1,000          Rhode Island HEFA, (University of Rhode     1,094,600
                      Island), (AMBAC), 5.70%, 9/15/30
---------------------------------------------------------------------------
                                                                $ 3,809,017
---------------------------------------------------------------------------
Pooled Loans -- 1.5%
---------------------------------------------------------------------------
      $  750          Rhode Island Student Loan Authority,      $   823,875
                      (AMT), 5.60%, 12/1/12
---------------------------------------------------------------------------
                                                                $   823,875
---------------------------------------------------------------------------
Special Tax Revenue -- 3.0%
---------------------------------------------------------------------------
      $1,500          Providence, Tax Increment, 7.65%, 6/1/16  $ 1,631,685
---------------------------------------------------------------------------
                                                                $ 1,631,685
---------------------------------------------------------------------------
Total Tax-Exempt Investments -- 94.7%
   (identified cost $47,694,005)                                $51,977,547
---------------------------------------------------------------------------
Other Assets, Less Liabilities -- 5.3%                          $ 2,902,820
---------------------------------------------------------------------------
Net Assets-- 100.0%                                             $54,880,367
---------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2002, 68.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.0% to 35.6% of total investments.

 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

WEST VIRGINIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.0%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------
Electric Utilities -- 4.1%
---------------------------------------------------------------------------
      $  500          Mason PCR, (Appalacian Power),
                      6.85%, 6/1/22                             $   510,545
       1,130          Puerto Rico Electric Power Authority,
                      0.00%, 7/1/17                                 604,991
---------------------------------------------------------------------------
                                                                $ 1,115,536
---------------------------------------------------------------------------
Escrowed / Prerefunded -- 9.4%
---------------------------------------------------------------------------
      $2,500          Kanawha-Putnam, Single Family, (AMBAC),
                      Escrowed to Maturity, 0.00%, 12/1/16      $ 1,325,225
       1,000          West Virginia Health Facilities
                      Authority, (Charleston Area Medical
                      Center), Escrowed to Maturity,
                      6.50%, 9/1/23                               1,245,870
---------------------------------------------------------------------------
                                                                $ 2,571,095
---------------------------------------------------------------------------
General Obligations -- 1.0%
---------------------------------------------------------------------------
      $  500          Puerto Rico, 0.00%, 7/1/16                $   287,675
---------------------------------------------------------------------------
                                                                $   287,675
---------------------------------------------------------------------------
Hospital -- 5.6%
---------------------------------------------------------------------------
      $1,000          Berkeley Building Commission, (City
                      Hospital), 6.50%, 11/1/22(1)              $ 1,020,860
         500          Weirton Municipal Hospital, (Weirton
                      Medical Center), 6.375%, 12/1/31              505,785
---------------------------------------------------------------------------
                                                                $ 1,526,645
---------------------------------------------------------------------------
Housing -- 3.4%
---------------------------------------------------------------------------
      $6,000          West Virginia Housing Development Fund,
                      0.00%, 11/1/37                            $   933,120
---------------------------------------------------------------------------
                                                                $   933,120
---------------------------------------------------------------------------
Industrial Development Revenue -- 3.7%
---------------------------------------------------------------------------
      $  500          Braxton County, (Weyerhaeuser), (AMT),
                      5.80%, 6/1/27                             $   524,200
         465          Jefferson, (Royal Venders), (AMT),
                      5.90%, 8/1/04                                 489,980
---------------------------------------------------------------------------
                                                                $ 1,014,180
---------------------------------------------------------------------------
Insured-Education -- 8.5%
---------------------------------------------------------------------------
      $  455          West Virginia Higher Education Interim
                      Governing Board, (Marshall University),
                      (FGIC), 5.00%, 5/1/31                     $   467,936
         500          West Virginia State University System,
                      (AMBAC), 0.00%, 4/10/24                       170,735
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-Education (continued)
---------------------------------------------------------------------------
      $2,000          West Virginia University, (AMBAC),
                      0.00%, 4/1/31                             $   473,260
       2,050          West Virginia University, (AMBAC),
                      0.00%, 4/1/25                                 662,970
         500          West Virginia University, (AMBAC),
                      5.75%, 4/1/16                                 557,060
---------------------------------------------------------------------------
                                                                $ 2,331,961
---------------------------------------------------------------------------
Insured-Electric Utilities -- 9.3%
---------------------------------------------------------------------------
      $  700          Marshall PCR, (Ohio Power), (MBIA),
                      5.45%, 7/1/14                             $   738,857
         250          Pleasant County PCR, (Potomac Edison),
                      (AMBAC), (AMT), 5.50%, 4/1/29                 263,897
       1,000          Pleasant County PCR, (West
                      Pennsylvania), (AMBAC), (AMT),
                      5.50%, 4/1/29                               1,056,890
         150          Puerto Rico Electric Power Authority,
                      (MBIA), Variable Rate, 7/1/16(2)(3)           235,863
         250          Puerto Rico Electric Power Authority,
                      STRIPES, (FSA), Variable Rate, 7/1/03(4)      265,127
---------------------------------------------------------------------------
                                                                $ 2,560,634
---------------------------------------------------------------------------
Insured-General Obligations -- 8.9%
---------------------------------------------------------------------------
      $  250          Ohio County Board of Education, (MBIA),
                      5.125%, 6/1/18                            $   269,380
         300          Puerto Rico Infrastructure Financing
                      Authority, (FSA), Variable Rate,
                      7/1/27(2)(3)                                  359,730
         500          West Virginia School Building Authority,
                      (AMBAC), 5.60%, 7/1/17                        559,655
       1,000          West Virginia State Roads, (FGIC),
                      4.50%, 6/1/23                                 983,420
         250          West Virginia, (FGIC), 5.75%, 11/1/21         276,535
---------------------------------------------------------------------------
                                                                $ 2,448,720
---------------------------------------------------------------------------
Insured-Hospital -- 15.7%
---------------------------------------------------------------------------
      $  500          Harrison County Building Commission,
                      (Maplewood Retirement), (AMBAC),
                      5.25%, 4/1/28                             $   517,635
         500          Randolph County Commission Health
                      System, (Davis Health System Inc.),
                      (FSA), 5.20%, 11/1/21                         527,985
       1,000          West Virginia Health Facilities
                      Authority, (Cabell Huntington Hospital),
                      (AMBAC), 6.25%, 1/1/19                      1,070,300
         850          West Virginia Health Facilities
                      Authority, (Charleston Area Medical
                      Center), (MBIA), 5.75%, 9/1/13                949,280
       1,200          West Virginia Health Facilities
                      Authority, (West Virginia University
                      Medical Corp.), (MBIA), 6.10%, 1/1/18       1,227,792
---------------------------------------------------------------------------
                                                                $ 4,292,992
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WEST VIRGINIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 3.8%
---------------------------------------------------------------------------
      $  500          West Virginia Economic Development
                      Authority, (Correctional Juvenile and
                      Public), (MBIA), 5.00%, 6/1/26            $   516,470
         500          West Virginia Economic Development
                      Authority, (West Virginia University),
                      (AMBAC), 5.00%, 7/15/31                       514,595
---------------------------------------------------------------------------
                                                                $ 1,031,065
---------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.3%
---------------------------------------------------------------------------
      $  400          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/07(2)(4)                              $   427,956
         175          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(3)                                     193,347
---------------------------------------------------------------------------
                                                                $   621,303
---------------------------------------------------------------------------
Insured-Transportation -- 4.6%
---------------------------------------------------------------------------
      $1,000          West Virginia Parkways Economic
                      Development and Tourism Authority,
                      (FGIC), 0.00%, 5/15/04                    $   971,363
         250          West Virginia Parkways, Economic
                      Development and Tourism Authority,
                      (FGIC), 5.25%, 5/15/19                        282,295
---------------------------------------------------------------------------
                                                                $ 1,253,658
---------------------------------------------------------------------------
Insured-Water and Sewer -- 15.2%
---------------------------------------------------------------------------
      $  250          Berkeley Public Service District Sewer,
                      (MBIA), 5.75%, 10/1/25                    $   265,847
         500          Crab Orchard - MacArthur Public Service
                      District Sewer System, (AMBAC),
                      5.50%, 10/1/25                                525,110
         400          Fairmont Waterworks, (AMBAC),
                      4.50%, 7/1/24                                 389,949
         500          Martinsburg Water and Sewer, (MBIA),
                      5.00%, 9/1/31                                 515,915
       1,000          Parkersburg Waterworks and Sewer, (FSA),
                      5.80%, 9/1/19                               1,120,300
         750          West Virginia Water Development, (Loan
                      Program II), (FSA), 6.00%, 11/1/14            826,763
         500          West Virginia Water Development, (Loan
                      Program III), (AMBAC), (AMT),
                      5.65%, 7/1/40                                 536,945
---------------------------------------------------------------------------
                                                                $ 4,180,829
---------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
---------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 1.5%
---------------------------------------------------------------------------
      $  400          West Virginia Economic Development
                      Authority, (Office Building),
                      5.00%, 10/1/26                            $   407,408
---------------------------------------------------------------------------
                                                                $   407,408
---------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.0%
   (identified cost $24,131,691)                                $26,576,821
---------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.0%                          $   833,860
---------------------------------------------------------------------------
Net Assets -- 100.0%                                            $27,410,681
---------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in aspecific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2002, 75.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 11.2% to 34.8% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2002

                                CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                  $211,197,762        $246,848,415          $190,948,574             $15,372,855
   Unrealized appreciation            41,364,866          25,879,398            20,441,390               1,484,331
-----------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE               $252,562,628        $272,727,813          $211,389,964             $16,857,186
-----------------------------------------------------------------------------------------------------------------------
Cash                                $  3,746,984        $     11,231          $  2,788,128             $   193,980
Receivable for investments
   sold                                       --          14,168,000                    --                  90,513
Interest receivable                    3,169,036           5,388,889             2,741,279                 272,302
Prepaid expenses                             736                 824                   582                      48
-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                        $259,479,384        $292,296,757          $216,919,953             $17,414,029
-----------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------
Payable for investments
   purchased                        $         --        $  9,468,765          $         --             $        --
Payable for daily variation
   margin on open financial
   futures contracts                      63,750              74,375               122,719                   4,250
Demand note payable                           --           6,000,000                    --                      --
Payable to affiliate for
   Trustees' fees                             --                 222                    --                      --
Accrued expenses                          13,677              10,282                12,736                   9,211
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                   $     77,427        $ 15,553,644          $    135,455             $    13,461
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                        $259,401,957        $276,743,113          $216,784,498             $17,400,568
-----------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                      $218,690,311        $251,625,805          $197,687,297             $15,959,785
Net unrealized appreciation
   (computed on the basis of
   identified cost)                   40,711,646          25,117,308            19,097,201               1,440,783
-----------------------------------------------------------------------------------------------------------------------
TOTAL                               $259,401,957        $276,743,113          $216,784,498             $17,400,568
-----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2002

                                NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                 $296,407,646      $166,942,199        $47,694,005              $24,131,691
   Unrealized appreciation           49,073,955        11,505,374          4,283,542                2,445,130
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE              $345,481,601      $178,447,573        $51,977,547              $26,576,821
-------------------------------------------------------------------------------------------------------------------
Cash                               $         --      $         --        $ 1,648,005              $   501,519
Receivable for investments
   sold                                      --                --            525,000                       --
Interest receivable                   6,382,639         2,963,200            874,113                  347,672
Prepaid expenses                          1,044               552                153                       77
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                       $351,865,284      $181,411,325        $55,024,818              $27,426,089
-------------------------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts               $    164,156      $    112,625        $    10,625              $     6,375
Demand note payable                     100,000           300,000                 --                       --
Payable for open swap
   contracts                            744,800                --            124,133                       --
Due to bank                              28,733            19,214                 --                       --
Payable to affiliate for
   Trustees' fees                            --               165                 --                      126
Accrued expenses                         15,917            11,610              9,693                    8,907
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                  $  1,053,606      $    443,614        $   144,451              $    15,408
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                       $350,811,678      $180,967,711        $54,880,367              $27,410,681
-------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                     $304,222,347      $170,656,003        $50,837,338              $25,035,379
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  46,589,331        10,311,708          4,043,029                2,375,302
-------------------------------------------------------------------------------------------------------------------
TOTAL                              $350,811,678      $180,967,711        $54,880,367              $27,410,681
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------------
Interest                            $14,766,233          $16,901,832           $12,063,241             $  970,713
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME             $14,766,233          $16,901,832           $12,063,241             $  970,713
-----------------------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------------------
Investment adviser fee              $ 1,180,078          $ 1,223,925           $   866,006             $   26,494
Trustees fees and expenses               15,723               18,346                13,324                    204
Legal and accounting services            51,004               44,604                29,691                 21,388
Custodian fee                           102,822              156,184                96,555                 14,663
Miscellaneous                            11,834               19,773                11,070                  5,382
-----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                      $ 1,361,461          $ 1,462,832           $ 1,016,646             $   68,131
-----------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee       $        --          $   102,708           $    32,605             $    3,329
-----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS            $        --          $   102,708           $    32,605             $    3,329
-----------------------------------------------------------------------------------------------------------------------

NET EXPENSES                        $ 1,361,461          $ 1,360,124           $   984,041             $   64,802
-----------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME               $13,404,772          $15,541,708           $11,079,200             $  905,911
-----------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)       $(2,556,719)         $ 2,623,187           $   441,516             $  (11,534)
   Financial futures contracts       (1,683,606)          (1,554,265)           (1,664,316)               (70,583)
   Interest rate swap
      contracts                              --                   --              (343,500)                    --
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)            $(4,240,325)         $ 1,068,922           $(1,566,300)            $  (82,117)
-----------------------------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                   $12,934,169          $ 6,841,719           $ 8,954,032             $  537,665
   Financial futures contracts         (589,444)            (687,865)           (1,352,295)               (39,325)
   Interest rate swap
      contracts                              --                   --                77,778                     --
-----------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)      $12,344,725          $ 6,153,854           $ 7,679,515             $  498,340
-----------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                             $ 8,104,400          $ 7,222,776           $ 6,113,215             $  416,223
-----------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                  $21,509,172          $22,764,484           $17,192,415             $1,322,134
-----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------------------------
Interest                           $19,951,596       $11,154,955          $2,723,222              $1,410,448
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME            $19,951,596       $11,154,955          $2,723,222              $1,410,448
-------------------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------------------
Investment adviser fee             $ 1,510,511       $   775,688          $  133,480              $   47,791
Trustees fees and expenses              20,607            13,411               2,032                     330
Legal and accounting services           45,435            41,454              24,589                  16,403
Custodian fee                          151,897            92,114              28,195                  23,100
Miscellaneous                           22,721            17,422               7,077                   6,123
-------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                     $ 1,751,171       $   940,089          $  195,373              $   93,747
-------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee      $        --       $    23,049          $   12,263              $    3,022
-------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS           $        --       $    23,049          $   12,263              $    3,022
-------------------------------------------------------------------------------------------------------------------

NET EXPENSES                       $ 1,751,171       $   917,040          $  183,110              $   90,725
-------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME              $18,200,425       $10,237,915          $2,540,112              $1,319,723
-------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)      $ 1,433,897       $(2,740,144)         $  228,143              $   92,870
   Financial futures contracts      (2,354,551)       (1,692,762)           (180,970)               (108,207)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)           $  (920,654)      $(4,432,906)         $   47,173              $  (15,337)
-------------------------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                  $16,796,044       $ 8,381,154          $1,848,689              $1,098,907
   Financial futures contracts      (1,720,039)       (1,177,046)           (128,759)                (77,631)
   Interest rate swap
      contracts                       (685,842)               --            (114,307)                     --
-------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)     $14,390,163       $ 7,204,108          $1,605,623              $1,021,276
-------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                            $13,469,509       $ 2,771,202          $1,652,796              $1,005,939
-------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                 $31,669,934       $13,009,117          $4,192,908              $2,325,662
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

  INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
  --------------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income               $ 13,404,772        $ 15,541,708          $ 11,079,200             $   905,911
     Net realized gain (loss)              (4,240,325)          1,068,922            (1,566,300)                (82,117)
     Net change in unrealized
        appreciation (depreciation)        12,344,725           6,153,854             7,679,515                 498,340
  --------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 21,509,172        $ 22,764,484          $ 17,192,415             $ 1,322,134
  --------------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                       $ 23,530,741        $ 29,976,952          $ 30,424,890             $ 1,762,103
     Withdrawals                          (33,693,524)        (48,969,838)          (27,829,354)             (2,714,747)
  --------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
     ASSETS FROM CAPITAL
     TRANSACTIONS                        $(10,162,783)       $(18,992,886)         $  2,595,536             $  (952,644)
  --------------------------------------------------------------------------------------------------------------------------

  NET INCREASE IN NET ASSETS             $ 11,346,389        $  3,771,598          $ 19,787,951             $   369,490
  --------------------------------------------------------------------------------------------------------------------------

  Net Assets
  --------------------------------------------------------------------------------------------------------------------------
  At beginning of year                   $248,055,568        $272,971,515          $196,996,547             $17,031,078
  --------------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                         $259,401,957        $276,743,113          $216,784,498             $17,400,568
  --------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

  INCREASE (DECREASE) IN NET ASSETS  NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income              $ 18,200,425      $ 10,237,915        $ 2,540,112              $ 1,319,723
     Net realized gain (loss)               (920,654)       (4,432,906)            47,173                  (15,337)
     Net change in unrealized
        appreciation (depreciation)       14,390,163         7,204,108          1,605,623                1,021,276
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                         $ 31,669,934      $ 13,009,117        $ 4,192,908              $ 2,325,662
  ----------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                      $ 35,116,666      $ 15,557,638        $ 9,649,190              $ 2,422,477
     Withdrawals                         (54,825,386)      (30,657,752)        (4,328,005)              (2,313,941)
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
     ASSETS FROM CAPITAL
     TRANSACTIONS                       $(19,708,720)     $(15,100,114)       $ 5,321,185              $   108,536
  ----------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                             $ 11,961,214      $ (2,090,997)       $ 9,514,093              $ 2,434,198
  ----------------------------------------------------------------------------------------------------------------------

  Net Assets
  ----------------------------------------------------------------------------------------------------------------------
  At beginning of year                  $338,850,464      $183,058,708        $45,366,274              $24,976,483
  ----------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                        $350,811,678      $180,967,711        $54,880,367              $27,410,681
  ----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

  INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
  --------------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income               $ 12,953,351        $ 15,828,749          $ 10,201,616             $   864,571
     Net realized gain (loss)              (1,162,707)         (4,758,664)           (1,053,104)                 25,035
     Net change in unrealized
        appreciation (depreciation)        15,369,731          20,641,624            11,593,115                 707,725
  --------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 27,160,375        $ 31,711,709          $ 20,741,627             $ 1,597,331
  --------------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                       $ 24,493,353        $ 17,676,816          $ 28,513,787             $ 1,919,575
     Withdrawals                          (42,418,330)        (54,273,933)          (29,419,141)             (2,312,759)
  --------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                $(17,924,977)       $(36,597,117)         $   (905,354)            $  (393,184)
  --------------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                              $  9,235,398        $ (4,885,408)         $ 19,836,273             $ 1,204,147
  --------------------------------------------------------------------------------------------------------------------------

  Net Assets
  --------------------------------------------------------------------------------------------------------------------------
  At beginning of year                   $238,820,170        $277,856,923          $177,160,274             $15,826,931
  --------------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                         $248,055,568        $272,971,515          $196,996,547             $17,031,078
  --------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

  INCREASE (DECREASE) IN NET ASSETS  NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income              $ 17,506,922      $ 10,719,014        $ 2,209,415              $ 1,331,231
     Net realized gain (loss)              2,140,337        (1,325,014)             8,450                 (261,341)
     Net change in unrealized
        appreciation (depreciation)       21,144,172         5,901,265          2,501,873                1,449,080
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                         $ 40,791,431      $ 15,295,265        $ 4,719,738              $ 2,518,970
  ----------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                      $ 26,243,343      $ 11,869,893        $ 8,388,370              $ 1,634,082
     Withdrawals                         (63,672,421)      (28,074,174)        (5,496,453)              (4,106,951)
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
     ASSETS FROM CAPITAL
     TRANSACTIONS                       $(37,429,078)     $(16,204,281)       $ 2,891,917              $(2,472,869)
  ----------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                             $  3,362,353      $   (909,016)       $ 7,611,655              $    46,101
  ----------------------------------------------------------------------------------------------------------------------

  Net Assets
  ----------------------------------------------------------------------------------------------------------------------
  At beginning of year                  $335,488,111      $183,967,724        $37,754,619              $24,930,382
  ----------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                        $338,850,464      $183,058,708        $45,366,274              $24,976,483
  ----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       CALIFORNIA PORTFOLIO
                                  ---------------------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------
                                    2002(1)        2001         2000         1999         1998
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.55%         0.57%        0.58%        0.56%        0.55%
   Expenses after custodian
      fee reduction                    0.55%         0.54%        0.57%        0.54%        0.53%
   Net investment income               5.44%         5.26%        5.65%        5.30%        5.33%
Portfolio Turnover                        3%           26%          13%          28%          16%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        9.03%           --           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $259,402      $248,056     $238,820     $270,200     $312,009
-------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.40% to 5.44%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                         FLORIDA PORTFOLIO
                                  ---------------------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------
                                    2002(1)        2001         2000         1999         1998
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.54%         0.54%        0.56%        0.52%        0.51%
   Expenses after custodian
      fee reduction                    0.50%         0.48%        0.51%        0.48%        0.47%
   Net investment income               5.72%         5.68%        5.72%        5.26%        5.03%
Portfolio Turnover                       19%           11%          12%          40%          25%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        8.73%           --           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $276,743      $272,972     $277,857     $346,843     $456,020
-------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.71% to 5.72%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      MASSACHUSETTS PORTFOLIO
                                  ---------------------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------
                                    2002(1)        2001         2000         1999         1998
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.51%         0.52%        0.54%        0.52%        0.54%
   Expenses after custodian
      fee reduction                    0.49%         0.48%        0.52%        0.50%        0.52%
   Net investment income               5.53%         5.47%        5.79%        5.40%        5.36%
Portfolio Turnover                       10%            8%          15%          24%          28%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        8.76%           --           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $216,784      $196,997     $177,160     $212,277     $250,726
-------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.49% to 5.53%. Ratios for the periods prior to October 1, 2001 have not been restated to refect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     MISSISSIPPI PORTFOLIO
                                  -----------------------------------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.40%        0.42%       0.47%       0.36%       0.37%
   Expenses after custodian
      fee reduction                    0.38%        0.37%       0.45%       0.34%       0.35%
   Net investment income               5.34%        5.33%       5.55%       5.30%       5.21%
Portfolio Turnover                       10%          11%          4%         16%         17%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        8.08%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $17,401      $17,031     $15,827     $17,937     $20,740
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.24% to 5.34%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                        NEW YORK PORTFOLIO
                                  ---------------------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------
                                    2002(1)        2001         2000         1999         1998
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.52%         0.53%        0.54%        0.53%        0.53%
   Expenses after custodian
      fee reduction                    0.52%         0.53%        0.54%        0.52%        0.51%
   Net investment income               5.41%         5.15%        5.56%        5.30%        5.28%
Portfolio Turnover                        7%           19%          27%          41%          55%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        9.84%           --           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $350,812      $338,850     $335,488     $402,118     $486,064
-------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.39% to 5.41%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                          OHIO PORTFOLIO
                                  ---------------------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------
                                    2002(1)        2001         2000         1999         1998
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.52%         0.53%        0.57%        0.55%        0.56%
   Expenses after custodian
      fee reduction                    0.51%         0.52%        0.57%        0.54%        0.54%
   Net investment income               5.72%         5.87%        6.00%        5.54%        5.50%
Portfolio Turnover                       15%           22%          28%          59%          17%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        7.43%           --           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $180,968      $183,059     $183,968     $216,464     $255,030
-------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets by less than 0.01%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                    RHODE ISLAND PORTFOLIO
                                  -----------------------------------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.41%        0.40%       0.43%       0.39%       0.39%
   Expenses after custodian
      fee reduction                    0.38%        0.35%       0.40%       0.35%       0.36%
   Net investment income               5.23%        5.33%       5.66%       5.24%       5.28%
Portfolio Turnover                       13%          14%         15%         18%         24%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        8.57%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $54,880      $45,366     $37,755     $41,732     $42,071
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.21% to 5.23%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                    WEST VIRGINIA PORTFOLIO
                                  -----------------------------------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.37%        0.39%       0.45%       0.40%       0.37%
   Expenses after custodian
      fee reduction                    0.36%        0.35%       0.43%       0.38%       0.34%
   Net investment income               5.19%        5.32%       5.48%       5.13%       5.34%
Portfolio Turnover                       19%          12%          7%         32%         16%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        9.41%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $27,411      $24,976     $24,930     $26,961     $31,920
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.16% to 5.19%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   California Municipals Portfolio (California Portfolio), Florida Municipals Portfolio (Florida Portfolio), Massachusetts Municipals Portfolio (Massachusetts Portfolio), Mississippi Municipals Portfolio (Mississippi Portfolio), New York Municipals Portfolio (New York Portfolio), Ohio Municipals Portfolio (Ohio Portfolio), Rhode Island Municipals Portfolio (Rhode Island Portfolio) and West Virginia Municipals Portfolio (West Virginia Portfolio), collectively, the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective October 1, 2001, the Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolios amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Portfolios' net assets, but resulted in the following reclassification of the components on net assets as of September 30, 2001, based on securities held by the Portfolios as of that date:

                                              INCREASE IN  DECREASE IN
                                              COST OF      NET UNREALIZED
    PORTFOLIO                                 SECURITIES   APPRECIATION
    ---------------------------------------------------------------------
    California                                $   343,850  $     (343,850)
    Florida                                       139,573        (139,573)
    Massachusetts                                 617,027        (617,027)
    Mississippi                                   101,125        (101,125)
    New York                                      220,750        (220,750)
    Ohio                                            7,831          (7,831)
    Rhode Island                                   32,399         (32,399)
    West Virginia                                  19,489         (19,489)

   The effect of this change for the year ended September 30, 2002 was to increase net investment income, increase (decrease) net realized gain (loss), and decrease net unrealized appreciation by the following amounts:

                                              NET INVESTMENT  NET REALIZED  NET UNREALIZED
    PORTFOLIO                                 INCOME          GAIN (LOSS)   APPRECIATION
    --------------------------------------------------------------------------------------
    California                                $       87,242  $         (9) $      (87,233)
    Florida                                           31,312        (2,448)        (28,864)
    Massachusetts                                     83,714        (2,972)        (80,742)
    Mississippi                                       16,103            --         (16,103)
    New York                                          53,874        (2,655)        (51,219)
    Ohio                                               4,395        (1,664)         (2,731)
    Rhode Island                                       8,606          (920)         (7,686)
    West Virginia                                      8,284        (1,100)         (7,184)

   The statement of changes in net assets and supplementary data for prior periods have not been restated to reflect these changes.

 C Federal Taxes -- The Portfolios are treated as a partnership for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Interest Rate Swaps -- A Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, a Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

 H Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 J Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 K Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 2002, each Portfolio paid advisory fees as follows:

    PORTFOLIO                                 AMOUNT      EFFECTIVE RATE*
    ---------------------------------------------------------------------
    California                                $1,180,078            0.48%
    Florida                                    1,223,925            0.45%
    Massachusetts                                866,006            0.43%
    Mississippi                                   26,494            0.16%
    New York                                   1,510,511            0.45%
    Ohio                                         775,688            0.43%
    Rhode Island                                 133,480            0.27%
    West Virginia                                 47,791            0.19%

 *    Advisory fees paid as a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2002, no significant amounts have been deferred.

   Certain Officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, for the year ended September 30, 2002 were as follows:

    CALIFORNIA PORTFOLIO
    ------------------------------------------------------
    Purchases                                 $  8,089,418
    Sales                                       11,418,810

    FLORIDA PORTFOLIO
    ------------------------------------------------------
    Purchases                                 $ 51,576,992
    Sales                                       61,547,337

    MASSACHUSETTS PORTFOLIO
    ------------------------------------------------------
    Purchases                                 $ 28,592,744
    Sales                                       19,062,228

    MISSISSIPPI PORTFOLIO
    ------------------------------------------------------
    Purchases                                 $  1,601,927
    Sales                                        1,850,883

    NEW YORK PORTFOLIO
    ------------------------------------------------------
    Purchases                                 $ 22,450,489
    Sales                                       33,685,209

    OHIO PORTFOLIO
    ------------------------------------------------------
    Purchases                                 $ 26,950,417
    Sales                                       33,711,263

    RHODE ISLAND PORTFOLIO
    ------------------------------------------------------
    Purchases                                 $ 12,508,016
    Sales                                        6,353,905

    WEST VIRGINIA PORTFOLIO
    ------------------------------------------------------
    Purchases                                 $  5,233,667
    Sales                                        4,786,617

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in the value of the investments owned by each Portfolio at September 30, 2002, as computed on a federal income tax basis, were as follows:

    CALIFORNIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $210,766,679
    ------------------------------------------------------
    Gross unrealized appreciation             $ 42,358,190
    Gross unrealized depreciation                 (562,241)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 41,795,949
    ------------------------------------------------------

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

    FLORIDA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $246,703,386
    ------------------------------------------------------
    Gross unrealized appreciation             $ 28,114,446
    Gross unrealized depreciation               (2,090,019)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 26,024,427
    ------------------------------------------------------

    MASSACHUSETTS PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $190,294,451
    ------------------------------------------------------
    Gross unrealized appreciation             $ 21,773,893
    Gross unrealized depreciation                 (678,380)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 21,095,513
    ------------------------------------------------------

    MISSISSIPPI PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 15,255,627
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,637,718
    Gross unrealized depreciation                  (36,159)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,601,559
    ------------------------------------------------------

    NEW YORK PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $296,142,749
    ------------------------------------------------------
    Gross unrealized appreciation             $ 50,577,906
    Gross unrealized depreciation               (1,239,054)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 49,338,852
    ------------------------------------------------------

    OHIO PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $166,993,869
    ------------------------------------------------------
    Gross unrealized appreciation             $ 16,585,866
    Gross unrealized depreciation               (5,132,162)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 11,453,704
    ------------------------------------------------------

    RHODE ISLAND PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 47,654,902
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,513,589
    Gross unrealized depreciation                 (190,944)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  4,322,645
    ------------------------------------------------------

    WEST VIRGINIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 24,121,243
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,461,408
    Gross unrealized depreciation                   (5,830)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,455,578
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and their affiliates in a committed $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At September 30, 2002, the Florida Portfolio, New York Portfolio, and Ohio Portfolio had balances outstanding pursuant to this line of credit of $6,000,000, $100,000 and $300,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended September 30, 2002.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at September 30, 2002 is as follows:

                                              FUTURES CONTRACTS
    ------------------------------------------------------------------------------------------------------
                                              EXPIRATION                                    NET UNREALIZED
    PORTFOLIO                                 DATE        CONTRACTS               POSITION  DEPRECIATION
    ------------------------------------------------------------------------------------------------------
    California                                  12/02     120 U.S. Treasury Bond  Short     $     (653,220)
    Florida                                     12/02     140 U.S. Treasury Bond  Short     $     (762,090)
    Massachusetts                               12/02     231 U.S. Treasury Bond  Short     $   (1,344,189)
    Mississippi                                 12/02     8 U.S. Treasury Bond    Short     $      (43,548)
    New York                                    12/02     309 U.S. Treasury Bond  Short     $   (1,739,824)
    Ohio                                        12/02     212 U.S. Treasury Bond  Short     $   (1,193,666)
    Rhode Island                                12/02     20 U.S. Treasury Bond   Short     $     (116,380)
    West Virginia                               12/02     12 U.S. Treasury Bond   Short     $      (69,828)

   At September 30, 2002, the Portfolios had sufficient cash and/or securities to cover margin requirements on open future contracts. At September 30, 2002, the New York and Rhode Island Portfolios had entered into an interest rate swap agreement with JP Morgan Chase Bank. Under the swap agreement, the New York and Rhode Island Portfolios make bi-annual payments at a rate equal to 4.9000% on the notional amount of $6,000,000 and $1,000,000, respectively. In exchange, the Portfolios receive payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amount. The value of the New York and Rhode Island Portfolios contracts, which terminate
   November 1, 2022, are recorded as a payable for open swap contracts of $744,800 and $124,133 respectively, on September 30, 2002.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF THE CALIFORNIA MUNICIPALS PORTFOLIO, FLORIDA MUNICIPALS PORTFOLIO, MASSACHUSETTS MUNICIPALS PORTFOLIO, MISSISSIPPI MUNICIPALS PORTFOLIO, NEW YORK MUNICIPALS PORTFOLIO, OHIO MUNICIPALS PORTFOLIO, RHODE ISLAND MUNICIPALS PORTFOLIO, AND WEST VIRGINIA MUNICIPALS PORTFOLIO
---------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, Rhode Island Municipals Portfolio, and West Virginia Municipals Portfolio (the Portfolios) as of September 30, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2002 and 2001 and the supplementary data for each of years in the five-year period ended September 30, 2002. These financial statements and supplementary data are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios at September 30, 2002, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 8, 2002

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipals Trust (the Trust), California Municipals Portfolio (CAP), Florida Municipals Portfolio (FLP), Massachusetts Municipals Portfolio (MAP), Mississippi Municipals Portfolio
(MSP), New York Municipals Portfolio (NYP), Ohio Municipals Portfolio (OHP), Rhode Island Municipals Portfolio (RIP) and West Virginia Municipals Portfolio
(WVP) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEES

                           POSITION(S)        TERM OF                                    NUMBER OF PORTFOLIOS
                            WITH THE        OFFICE AND                                     IN FUND COMPLEX
       NAME AND             TRUST AND        LENGTH OF       PRINCIPAL OCCUPATION(S)         OVERSEEN BY
     DATE OF BIRTH         PORTFOLIOS         SERVICE         DURING PAST FIVE YEARS          TRUSTEE(1)
-------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz        Trustee        Since 1998     President and Chief                   185
11/28/59                                                   Executive Officer of
                                                           National Financial Partners
                                                           (financial services company)
                                                           (since April 1999).
                                                           President and Chief
                                                           Operating Officer of John A.
                                                           Levin & Co. (registered
                                                           investment adviser) (July
                                                           1997 to April 1999) and a
                                                           Director of Baker,
                                                           Fentress & Company, which
                                                           owns John A. Levin & Co.
                                                           (July 1997 to April 1999).
                                                           Ms. Bibliowicz is an
                                                           interested person because of
                                                           her affiliation with a
                                                           brokerage firm.
James B. Hawkes 11/9/41  Vice President   Vice President   Chairman, President and               190
                           and Trustee    and Trustee of   Chief Executive Officer of
                                          the Trust since  BMR, EVM and their corporate
                                           1985; of the    parent and trustee, Eaton
                                            Portfolios     Vance Corp. (EVC) and Eaton
                                            since 1992     Vance, Inc. (EV),
                                                           respectively; Director of
                                                           EV; Vice President and
                                                           Director of EVD. Trustee
                                                           and/or officer of 190
                                                           investment companies in the
                                                           Eaton Vance Fund Complex.
                                                           Mr. Hawkes is an interested
                                                           person because of his
                                                           positions with BMR, EVM and
                                                           EVC, which are affiliates of
                                                           the Trust and the
                                                           Portfolios.
-------------------------------------------------------------------------------------------------------------


       NAME AND
     DATE OF BIRTH       OTHER DIRECTORSHIPS HELD
-----------------------
Jessica M. Bibliowicz             None
11/28/59

James B. Hawkes 11/9/41     Director of EVC

-----------------------

 (1)  Includes both master and feeder funds in a master-feeder structure.

NONINTERESTED TRUSTEES

                           POSITION(S)        TERM OF                                    NUMBER OF PORTFOLIOS
                            WITH THE        OFFICE AND                                     IN FUND COMPLEX
       NAME AND             TRUST AND        LENGTH OF       PRINCIPAL OCCUPATION(S)         OVERSEEN BY
     DATE OF BIRTH         PORTFOLIOS         SERVICE         DURING PAST FIVE YEARS          TRUSTEE(1)
-------------------------------------------------------------------------------------------------------------
Donald R. Dwight             Trustee      Trustee of the   President of Dwight                   190
3/26/31                                     Trust since    Partners, Inc. (corporate
                                           1986; of CAP,   relations and communications
                                           FLP, MAP, NYP   company).
                                           and OHP since
                                           1992; of MSP,
                                            RIP and WVP
                                            since 1993
Samuel L. Hayes, III         Trustee      Trustee of the   Jacob H. Schiff Professor of          190
2/23/35                                     Trust since    Investment Banking Emeritus,
                                           1986; of CAP,   Harvard University Graduate
                                           FLP, MAP, NYP   School of Business
                                           and OHP since   Administration.
                                           1992; of MSP,
                                            RIP and WVP
                                            since 1993
-------------------------------------------------------------------------------------------------------------


       NAME AND
     DATE OF BIRTH       OTHER DIRECTORSHIPS HELD
-----------------------
Donald R. Dwight         Trustee/Director of the
3/26/31                   Royce Funds (mutual
                         funds) consisting of 17
                               portfolios

Samuel L. Hayes, III     Director of Tiffany &
2/23/35                  Co. (specialty retailer)
                         and Director of Telect,
                         Inc. (telecommunication
                           services company)

-----------------------

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2002

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEES (CONTINUED)

                           POSITION(S)        TERM OF                                    NUMBER OF PORTFOLIOS
                            WITH THE        OFFICE AND                                     IN FUND COMPLEX
       NAME AND             TRUST AND        LENGTH OF       PRINCIPAL OCCUPATION(S)         OVERSEEN BY
     DATE OF BIRTH         PORTFOLIOS         SERVICE         DURING PAST FIVE YEARS          TRUSTEE(1)
-------------------------------------------------------------------------------------------------------------
Norton H. Reamer             Trustee      Trustee of the   President, Unicorn                    190
9/21/35                                     Trust since    Corporation (an investment
                                           1986; of CAP,   and financial advisory
                                           FLP, MAP, NYP   services company) (since
                                           and OHP since   September 2000). Chairman,
                                           1992; of MSP,   Hellman, Jordan Management
                                            RIP and WVP    Co., Inc. (an investment
                                            since 1993     management company) (since
                                                           November 2000). Advisory
                                                           Director, Berkshire Capital
                                                           Corporation (investment
                                                           banking firm) (since June
                                                           2002). Formerly, Chairman of
                                                           the Board, United Asset
                                                           Management Corporation (a
                                                           holding company owning
                                                           institutional investment
                                                           management firms) and
                                                           Chairman, President and
                                                           Director, UAM Funds (mutual
                                                           funds).
Lynn A. Stout 9/14/57        Trustee        Since 1998     Professor of Law, University          185
                                                           of California at Los Angeles
                                                           School of Law (since July
                                                           2001). Formerly, Professor
                                                           of Law, Georgetown
                                                           University Law Center.
Jack L. Treynor 2/21/30      Trustee      Trustee of the   Investment Adviser and                170
                                            Trust since    Consultant.
                                           1985; of CAP,
                                           FLP, MAP, NYP
                                           and OHP since
                                           1992; of MSP,
                                            RIP and WVP
                                            since 1993
-------------------------------------------------------------------------------------------------------------


       NAME AND
     DATE OF BIRTH       OTHER DIRECTORSHIPS HELD
-----------------------
Norton H. Reamer                  None
9/21/35

Lynn A. Stout 9/14/57             None

Jack L. Treynor 2/21/30           None

-----------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                       POSITION(S)                  TERM OF
                                        WITH THE                  OFFICE AND
           NAME AND                     TRUST AND                  LENGTH OF                  PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH                  PORTFOLIOS                   SERVICE                    DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Cynthia J. Clemson 3/2/63       Vice President of CAP,     Vice President of CAP and  Vice President of EVM and BMR. Officer
                                FLP and MSP                MSP since 1995; of FLP     of 20 investment companies managed by
                                                           since 1998                 EVM or BMR.
Thomas J. Fetter 8/20/43        President                  Since 1993                 Vice President of EVM and BMR. Officer
                                                                                      of 126 investment companies managed by
                                                                                      EVM or BMR.
Robert B. MacIntosh 1/22/57     Vice President             Since 1993                 Vice President of EVM and BMR. Officer
                                                                                      of 125 investment companies managed by
                                                                                      EVM or BMR.
Alan R. Dynner 10/10/40         Secretary                  Since 1997                 Vice President, Secretary and Chief
                                                                                      Legal Officer of BMR, EVM, EVD and EVC.
                                                                                      Officer of 190 investment companies
                                                                                      managed by EVM or BMR.
Kristin S. Anagnost 6/12/65     Treasurer of CAP, MAP,     Since 2002                 Assistant Vice President of EVM and BMR.
                                MSP, NYP and RIP                                      Officer of 109 investment companies
                                                                                      managed by EVM or BMR (since January
                                                                                      1998). Formerly, Manager at Chase Global
                                                                                      Funds Services Company.
Barbara E. Campbell 6/19/57     Treasurer of FLP, OHP and  Since 2002                 Vice President of EVM and BMR. Officer
                                WVP                                                   of 190 investment companies managed by
                                                                                      EVM or BMR.
James L. O'Connor 4/1/45        Treasurer of the Trust     Since 1989                 Vice President of BMR, EVM and EVD.
                                                                                      Officer of 112 investment companies
                                                                                      managed by EVM or BMR.
------------------------------------------------------------------------------------------------------------------------------

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

PORTFOLIO INVESTMENT ADVISER
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


FUND ADMINISTRATOR
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS,INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

                           For more information about
              Eaton Vance's privacy policies, call 1-800-262-1122



EATON VANCE MUNICIPALS TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

438-11/02                                                                MUNISRC